As filed with the Securities and Exchange Commission on September 2, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices - Zip Code)

Robert Conti, Chief Executive Officer
Neuberger Berman Advisers Management Trust
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
(Names and Addresses of agents for service)

Registrant's Telephone Number, including area code: (212) 476-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (the "Act") (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO SHAREHOLDERS.

The following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Advisers Management Trust

Balanced Portfolio

I Class Shares

Semi-Annual Report

June 30, 2010

Balanced Portfolio Managers' Commentary

For the six months ended June 30, 2010, the Neuberger Berman Advisors Management Trust (AMT) Balanced Portfolio posted a positive return. The Portfolio's equity component declined but outperformed the Russell Midcap(R) Growth Index, while its fixed income component advanced and outperformed the Merrill Lynch 1-3 Year Treasury Index.

Equities

For stocks, the first half of 2010 had two distinct phases. During the first quarter, confidence in the global economic recovery was increasing. China was reporting robust growth, investors appeared to believe that European sovereign debt issues were fairly contained, and U.S. unemployment and housing data appeared to have stabilized somewhat, reducing concerns regarding the consumer. By second quarter, however, deteriorating data and information brought each of these points into question and concerns regarding slower growth and a potential "double dip" recession grew.

While what we consider lower-quality stocks continued to lead the mid-cap market within the more optimistic first quarter, by the second quarter, with the rate of worldwide growth in question, the reversal in quality we had previously anticipated began to take hold. As economic data and confidence weakened and volatility and fear increased, investors returned to the higher-quality, superior growth and earnings potential stocks we tend to own.

Taking the period as a whole, the strongest index sectors were the more defensive Health Care and Consumer Staples areas. The weakest performance came from Energy stocks, on contagion across the sector from the BP oil spill and a decline in natural gas prices in the first quarter.

Within the Portfolio's equity component, Information Technology (IT) was an area of strength, particularly within digital media. Energy, the weakest index sector, was another area of relative strength for the Portfolio segment and remains an overweight compared to the benchmark. Industrials holdings also performed well.

Consumer Discretionary holdings were generally negative for the Portfolio during this period. Our defensive secondary education theme declined as proposed legislation posed a potential-though we think unlikely-threat to revenues and profit margins. Lower-end retailers were among top contributors, benefiting from strong earnings and as concerns about overall consumer spending increased (suggesting a potential shift in demand to the lower-end stores).

Looking ahead, we recognize that the significant headwinds that captured investors' attention and added risk premia and fear to the markets in second quarter remain-specifically China, Eurozone debt and ongoing serious pressures on U.S. consumers. There are more positive notes to the current market, however. First, while volatility increased, it did so on thin trading volumes, suggesting that investors are not transacting to any great degree. Second, valuations are low, even by historical standards, so while some discount may be justified by conditions, it also represents opportunity, in our view.

Historically, a sustained but muted recovery scenario has typically been good for quality growth equity portfolios like ours. In terms of positioning, the equity component remains underweighted in Consumer Discretionary, Consumer Staples, Financials and Materials. It remains slightly overweighted in Energy, as previously mentioned. Health Care is a slight underweight to which we will potentially add opportunistically where we find names that stand to either benefit from reform or are more resilient in a slower growth environment. Finally, the Portfolio's equity component remains overweighted in IT and Telecommunications, where our focus is on digital media and wireless data usage, respectively.

Fixed Income

During the first half of the reporting period, many of the trends that had helped the non-Treasury sectors outperform Treasuries in 2009 continued. These included better-than-expected economic news, benign inflation and indications from the Federal Reserve that it would keep the Fed Funds rate on hold "for an extended period". Against this backdrop, investor risk appetite remained robust as investors appeared to seek out incremental yield in a low-interest-rate environment.

Non-Treasury sectors then experienced a setback during the second half of the reporting period. In our view, this was triggered by a number of factors, including the escalating sovereign debt crisis in Europe, uncertainties surrounding financial reform legislation, the devastating oil spill in the Gulf of Mexico, and some disappointing economic data. Collectively, this triggered a flight to quality in late April and May. During this time, investors gravitated to the perceived safety of Treasuries and sold securities that were viewed as more risky. Despite improving performance by non-Treasury sectors in June, Treasuries generally produced superior results during the second half of the period.

The Portfolio's fixed income outperformance during the reporting period was largely due to its exposure to structured products. While they could not avoid the downdraft in April and May, overall, the Portfolio segment's commercial mortgage-backed securities, non-agency mortgage-backed securities and asset-backed securities generated strong returns during the six-month reporting period. Also enhancing performance was the Portfolio's positioning within the investment-grade corporate bond market. In particular, the Portfolio segment's financial bonds and, to a lesser extent, industrial bonds, positively contributed to results. Somewhat detracting from performance was the Portfolio segment's defensive posture in relation to duration (or sensitivity to interest rate movements), which was shorter (and thus less sensitive) than that of the benchmark. This was not rewarded as Treasury yields moved lower during the reporting period.

A number of adjustments were made to the Portfolio's fixed income component over the last six months. For example, we pared its exposure to investment-grade financial bonds in order to capture profits. The proceeds of those sales were typically used to selectively purchase high-quality industrial bonds that we felt had compelling risk/reward characteristics. We also gained profits by reducing the Portfolio segment's exposure to commercial mortgage-backed securities, as they performed extremely well over the period.

Looking ahead, we believe that the U.S. will avoid a double-dip recession. However, we also believe that the headwinds associated with continued high unemployment and strains in the housing market will lead to moderating growth in the second half of the year. We believe this environment, combined with historically low interest rates and modest inflation, will support the non-Treasury bond sectors. As such, we plan to maintain an overweight exposure to these sectors. We also anticipate maintaining our defensive duration posture in fixed income.

Sincerely,

Kenneth J. Turek, Thomas Sontag
Michael Foster and Richard Grau
Portfolio Co-Managers

Balanced Portfolio

ASSET DIVERSIFICATION

(% of Total Investments)
Asset-Backed	2.6%
Corporate Debt	8.9
Common Stock	54.5
Mortgage-Backed Securities	13.2
U.S. Agency Mortgage-Backed Securities	2.1
U.S. Treasury Securities	6.6
Short-Term	12.1
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2010
	Date	06/30/2010	1 Year	5 Years	10 Years	Life of Fund*
Balanced Portfolio	02/28/1989	1.11%	16.45%	0.76%	-1.83%	6.06%
Merrill Lynch 1-3 Year U.S. Treasury Index[2]		1.87%	2.69%	4.24%	4.37%	5.74%
Russell Midcap(R) Growth Index[2]		-3.31%	21.30%	1.37%	-1.99%	9.18%
Russell Midcap(R) Index[2]		-2.06%	25.13%	1.22%	4.24%	10.44%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 02/28/1989.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2009 was 2.05% for Class I shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.87% for Class I shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2013.

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 27% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on the market capitalization). The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in many securities not included in the above-described indices or may not invest in all securities included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who may manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

(c) 2010 Neuberger Berman Management LLC distributor. All rights reserved.

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2010 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/10 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

Actual	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During the Period* 1/1/10 - 6/30/10
Class I	$1,000.00	$1,011.10	$9.22
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.62	$9.25

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

Schedule of Investments Balanced Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE[t]
Common Stocks (54.2%)
Aerospace & Defense (1.2%)
1,000	Precision Castparts	$102,920
1,500	Rockwell Collins	79,695
		182,615
Air Freight & Logistics (0.9%)
2,500	C.H. Robinson Worldwide	139,150
Auto Components (0.3%)
2,500	Gentex Corp.	44,950
Biotechnology (1.4%)
2,250	Alexion Pharmaceuticals	115,177	*
2,500	BioMarin Pharmaceutical	47,400	*
2,500	Human Genome Sciences	56,650	*
		219,227
Capital Markets (0.9%)
1,300	Affiliated Managers Group	79,001	*
3,000	SEI Investments	61,080
		140,081
Chemicals (1.0%)
2,750	Nalco Holding	56,265
1,000	Scotts Miracle-Gro Class A	44,410
1,000	Sigma-Aldrich	49,830
		150,505
Commercial Services & Supplies (1.3%)
3,000	Stericycle, Inc.	196,740	*
Communications Equipment (1.4%)
1,500	F5 Networks	102,855	*
1,750	Juniper Networks	39,935	*
2,500	Polycom, Inc.	74,475	*
		217,265
Computers & Peripherals (0.9%)
2,500	NetApp, Inc.	93,275	*
1,550	Western Digital	46,748	*
		140,023
Diversified Consumer Services (1.2%)
1,650	DeVry, Inc.	86,609
500	Strayer Education	103,945
		190,554

NUMBER OF SHARES		VALUE[t]
Diversified Financial Services (1.3%)
1,000	IntercontinentalExchange Inc.	$113,030	*
3,250	MSCI Inc. Class A	89,050	*
		202,080
Electrical Equipment (1.6%)
2,500	AMETEK, Inc.	100,375
1,750	Roper Industries	97,930
3,500	Sensata Technologies Holding	55,965	*
		254,270
Electronic Equipment, Instruments & Components (2.7%)
2,000	Amphenol Corp. Class A	78,560
2,500	Dolby Laboratories Class A	156,725	*
3,000	National Instruments	95,340
3,500	Trimble Navigation	98,000	*
		428,625
Energy Equipment & Services (1.6%)
1,800	CARBO Ceramics	129,942
850	Core Laboratories N.V.	125,468
		255,410
Food Products (0.5%)
1,700	Mead Johnson Nutrition	85,204
Health Care Equipment & Supplies (2.9%)
2,000	Edwards Lifesciences	112,040	*
300	Intuitive Surgical	94,686	*
3,250	NuVasive, Inc.	115,245	*
900	ResMed Inc.	54,729	*
3,750	Volcano Corp.	81,825	*
		458,525
Health Care Providers & Services (1.6%)
2,800	Express Scripts	131,656	*
2,050	HMS Holdings	111,151	*
		242,807
Health Care Technology (0.9%)
1,250	Cerner Corp.	94,863	*
2,000	MedAssets Inc.	46,160	*
		141,023
Hotels, Restaurants & Leisure (1.4%)
1,250	Hyatt Hotels Class A	46,362	*
1,000	Royal Caribbean Cruises	22,770	*
4,000	WMS Industries	157,000	*
		226,132
Household Durables (0.5%)
1,500	Stanley Black & Decker	75,780

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE[t]
Household Products (0.6%)
1,400	Church & Dwight	$87,794
Internet Software & Services (1.5%)
1,100	Equinix, Inc.	89,342	*
2,000	Rackspace Hosting	36,680	*
2,200	VistaPrint NV	104,478	*
		230,500
IT Services (1.5%)
1,000	Alliance Data Systems	59,520	*
2,500	Cognizant Technology Solutions Class A	125,150	*
1,250	Hewitt Associates Class A	43,075	*
		227,745
Leisure Equipment & Products (0.3%)
1,250	Hasbro, Inc.	51,375
Life Science Tools & Services (0.3%)
900	Life Technologies	42,525	*
Machinery (2.0%)
1,300	Cummins Inc.	84,669
2,800	Danaher Corp.	103,936
750	Flowserve Corp.	63,600
2,000	Pall Corp.	68,740
		320,945
Media (0.9%)
2,000	Discovery Communications Class A	71,420	*
1,600	Scripps Networks Interactive Class A	64,544
		135,964
Metals & Mining (0.4%)
1,200	Cliffs Natural Resources	56,592
Multiline Retail (1.2%)
2,625	Dollar Tree	109,279	*
2,600	Nordstrom, Inc.	83,694
		192,973
Oil, Gas & Consumable Fuels (2.0%)
3,000	Concho Resources	165,990	*
2,000	Range Resources	80,300
950	Whiting Petroleum	74,499	*
		320,789
Pharmaceuticals (1.2%)
2,500	Salix Pharmaceuticals	97,575	*
2,000	Warner Chilcott Class A	45,700	*
1,100	Watson Pharmaceuticals	44,627	*
		187,902

NUMBER OF SHARES		VALUE[t]
Professional Services (0.6%)
3,300	Verisk Analytics Class A	$98,670	*
Real Estate Management & Development (0.6%)
1,350	Jones Lang LaSalle	88,614
Road & Rail (0.6%)
3,000	J.B. Hunt Transport Services	98,010
Semiconductors & Semiconductor Equipment (3.3%)
2,700	Analog Devices	75,222
4,500	Avago Technologies	94,770	*
4,900	Marvell Technology Group	77,224	*
3,500	Microchip Technology	97,090
2,000	Silicon Laboratories	81,120	*
3,000	Varian Semiconductor Equipment	85,980	*
		511,406
Software (3.7%)
3,000	ANSYS, Inc.	121,710	*
1,600	Citrix Systems	67,568	*
3,500	Informatica Corp.	83,580	*
2,000	MICROS Systems	63,740	*
3,000	Rovi Corp.	113,730	*
850	Salesforce.com, Inc.	72,947	*
1,500	Solera Holdings	54,300
		577,575
Specialty Retail (3.7%)
1,250	Abercrombie & Fitch Class A	38,363
2,600	Bed Bath & Beyond	96,408	*
1,500	Dick's Sporting Goods	37,335	*
2,250	J Crew Group	82,822	*
2,300	Ross Stores	122,567
4,000	Urban Outfitters	137,560	*
2,600	Williams-Sonoma	64,532
		579,587
Textiles, Apparel & Luxury Goods (0.7%)
2,250	Coach, Inc.	82,238
450	Polo Ralph Lauren	32,832
		115,070
Trading Companies & Distributors (1.2%)
2,500	Fastenal Co.	125,475
700	W.W. Grainger	69,615
		195,090
Wireless Telecommunication Services (2.4%)
2,250	American Tower Class A	100,125	*
2,750	NII Holdings	89,430	*
5,500	SBA Communications Class A	187,055	*
		376,610
	Total Common Stocks (Cost $6,772,808)	8,486,702

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE[t]
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (15.2%)
$840,000	U.S. Treasury Notes, 4.75%, due 3/31/11	$867,825
725,000	U.S. Treasury Notes, 1.38%, due 4/15/12	735,903
560,000	U.S. Treasury Notes, 3.88%, due 10/31/12	601,519
175,000	U.S. Treasury Notes, 2.00%, due 11/30/13	179,648
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $2,370,481)	2,384,895
Mortgage-Backed Securities (13.1%)
Adjustable Alt-A Mixed Balance (1.6%)
368,280	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 3.23%, due 7/1/10	246,820	[m]
Adjustable Alt-B Mixed Balance (0.4%)
99,107	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.84%, due 7/1/10	69,406	[m]
Adjustable Conforming Balance (1.0%)
236,064	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.05%, due 7/1/10	165,252	[m]
Adjustable Jumbo Balance (3.1%)
99,476	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.01%, due 7/1/10	74,018	[m]
224,459	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.15%, due 7/1/10	178,068	[m]
437,861	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR3, Class 2A1A, 5.74%, due 7/1/10	233,162	[m]
		485,248
Adjustable Mixed Balance (3.3%)
175,538	Banc of America Funding Corp., Ser. 2006-A, Class 3A2, 5.72%, due 7/1/10	107,576	[m]
224,462	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.73%, due 7/1/10	197,756	[m]
231,894	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.45%, due 7/1/10	199,882	[m]
12,644	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.47%, due 7/1/10	8,161	[m]
		513,375
Mortgage-Backed Non-Agency (1.0%)
105,869	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	104,192	[n]
49,645	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	46,949	[n]
		151,141
Fannie Mae (0.8%)
109,682	Whole Loan, Ser. 2004-W8, Class PT, 10.83%, due 7/1/10	122,197	[m]
Freddie Mac (1.9%)
145,534	Pass-Through Certificates, 8.00%, due 11/1/26	167,536
104,984	Pass-Through Certificates, 8.50%, due 10/1/30	122,868
		290,404
	Total Mortgage-Backed Securities (Cost $2,673,221)	2,043,843

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE[t]
Corporate Debt Securities (8.7%)
Banks (4.0%)
$75,000	Bank of America Corp., Senior Unsecured Notes, 6.25%, due 4/15/12	$79,744
30,000	Bear Stearns Cos. LLC, Senior Unsecured Medium-Term Notes, Ser. B, 6.95%, due 8/10/12	32,906
100,000	Bear Stearns Cos. LLC, Senior Unsecured Notes, 5.35%, due 2/1/12	105,723
145,000	Citigroup, Inc., Senior Unsecured Notes, 5.13%, due 2/14/11	147,594
125,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 6.60%, due 1/15/12	132,205
125,000	Morgan Stanley, Senior Unsecured Notes, 6.75%, due 4/15/11	129,327
		627,499
Beverages (0.5%)
75,000	Anheuser-Busch Cos., Inc., Guaranteed Unsecured Notes, 4.95%, due 1/15/14	80,969
Diversified Financial Services (1.8%)
85,000	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	93,001
35,000	Caterpillar Financial Services Corp., Unsecured Medium-Term Notes, Ser. F, 4.70%, due 3/15/12	37,049
145,000	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 5.00%, due 4/10/12	152,338
		282,388
Food (0.4%)
60,000	Kraft Foods, Inc., Senior Unsecured Notes, 6.25%, due 6/1/12	65,399
Media (0.9%)
70,000	Comcast Cable Communications LLC, Guaranteed Notes, 6.75%, due 1/30/11	72,191
70,000	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	74,772
		146,963
Office/Business Equipment (0.3%)
50,000	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	53,297
Oil & Gas (0.4%)
50,000	XTO Energy, Inc., Senior Unsecured Notes, 5.90%, due 8/1/12	54,642
Telecommunications (0.4%)
55,000	Telecom Italia Capital SA, Guaranteed Notes, 5.25%, due 11/15/13	56,809
	Total Corporate Debt Securities (Cost $1,355,991)	1,367,966
Asset-Backed Securities (2.6%)
194,273	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.48%, due 7/26/10	117,885	[m]
100,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.50%, due 7/26/10	61,526	[m]
200,000	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.61%, due 7/26/10	78,555	[m]
42,787	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.44%, due 7/26/10	37,691	[m]
121,140	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.58%, due 7/26/10	86,657	[m]
69,630	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-WM4, Class A2C, 0.51%, due 7/26/10	23,857	[m]
	Total Asset-Backed Securities (Cost $714,924)	406,171

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE[t]
Short-Term Investments (5.6%)
869,877	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $869,877)	$869,877
	Total Investments (99.4%) (Cost $14,757,302)	15,559,454	##
	Cash, receivables and other assets, less liabilities (0.6%)	97,028
	Total Net Assets (100.0%)	$15,656,482

See Notes to Schedule of Investments

Notes to Schedule of Investments Balanced Portfolio (Unaudited)

t  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

  ASC 820 established a three-tier hierarchy of inputs to establish a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

.  Level 1 - quoted prices in active markets for identical investments

.  Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

.  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The Fund's investments in equity securities and financial futures contracts, for which market quotations are readily available, are generally valued by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

  The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities and short term investments of the Fund:

  Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

  U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

See Notes to Financial Statements

Notes to Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

  Asset-Backed Securities and Mortgage Backed Securities. Inputs used to value asset-backed securities and mortgage backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

  High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

  Short-Term Investments. Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated NAV.

  Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

  For both debt and equity securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a fund might reasonably expect to receive on a current sale, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding

  The Fund's investments in foreign securities are generally valued using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices are expressed in local currency values and are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

  The following is a summary, by category of Level, of inputs used to value the Fund's investments as of June 30, 2010:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$8,486,702	$-	$-	$8,486,702
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	-	2,384,895	-	2,384,895
Mortgage-Backed Securities^	-	2,043,843	-	2,043,843
Corporate Debt Securities^	-	1,367,966	-	1,367,966
Asset-Backed Securities	-	406,171	-	406,171
Short-Term Investments	-	869,877	-	869,877
Total Investments	$8,486,702	$7,072,752	$-	$15,559,454

See Notes to Financial Statements

Notes to Schedule of Investments Balanced Portfolio (Unaudited) (cont'd)

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

##  At June 30, 2010, the cost of investments for U.S. federal income tax purposes was $14,832,172. Gross unrealized appreciation of investments was $1,874,060, and gross unrealized depreciation of investments was $1,146,778, resulting in net unrealized appreciation of $727,282, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

n  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2010, these securities amounted to $151,141 or 1.0% of net assets.

m  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2010. See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
June 30, 2010
Assets
Investments in securities, at value* (Notes A & F)-see Schedule of Investments:
Unaffiliated issuers	$15,559,454
Foreign currency	9,804
Dividends and interest receivable	53,256
Receivable for securities sold	266,890
Receivable for Fund shares sold	872
Prepaid expenses and other assets	2,417
Total Assets	15,892,693
Liabilities
Payable for securities purchased	186,805
Payable for Fund shares redeemed	572
Payable to investment manager (Notes A & B)	7,309
Payable to administrator-net (Note B)	1,940
Accrued expenses and other payables	39,585
Total Liabilities	236,211
Net Assets at value	$15,656,482
Net Assets consist of:
Paid-in capital	$30,727,326
Undistributed net investment income (loss)	134,515
Accumulated net realized gains (losses) on investments	(16,007,629)
Net unrealized appreciation (depreciation) in value of investments	802,270
Net Assets at value	$15,656,482
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,721,033
Net Asset Value, offering and redemption price per share	$9.10
*Cost of Investments:
Unaffiliated issuers	$14,757,302
Total cost of foreign currency	$9,686

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
For the Six Months Ended June 30, 2010
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$20,878
Interest income-unaffiliated issuers	102,979
Foreign taxes withheld	(31)
Total income	$123,826
Expenses:
Investment management fees (Notes A & B)	44,934
Administration fees (Note B)	24,509
Audit fees	21,274
Custodian fees (Note B)	18,552
Insurance expense	167
Legal fees	2,802
Registration and filing fees	12,645
Shareholder reports	9,412
Trustees' fees and expenses	23,989
Miscellaneous	1,192
Total expenses	159,476
Expenses reimbursed by administrator (Note B)	(7,937)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(3)
Total net expenses	151,536
Net investment income (loss)	$(27,710)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	529,544
Financial futures contracts	2,553
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(295,466)
Financial futures contracts	1,172
Foreign currency	(175)
Net gain (loss) on investments	237,628
Net increase (decrease) in net assets resulting from operations	$209,918

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	BALANCED PORTFOLIO
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(27,710)	$101,237
Net realized gain (loss) on investments	532,097	(2,246,432)
Change in net unrealized appreciation (depreciation) of investments	(294,469)	5,290,981
Net increase (decrease) in net assets resulting from operations	209,918	3,145,786
Distributions to Shareholders From (Note A):
Net investment income	-	(502,617)
From Fund Share Transactions (Note D):
Proceeds from shares sold	144,972	351,956
Proceeds from reinvestment of dividends and distributions	-	502,617
Payments for shares redeemed	(1,112,792)	(2,588,215)
Net increase (decrease) from Fund share transactions	(967,820)	(1,733,642)
Net Increase (Decrease) in Net Assets	(757,902)	909,527
Net Assets:
Beginning of period	16,414,384	15,504,857
End of period	$15,656,482	$16,414,384
Undistributed net investment income (loss) at end of period	$134,515	$162,225

See Notes to Financial Statements

Notes to Financial Statements Balanced Portfolio (Unaudited)

Note A-Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2010 was $27,249.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of June 30, 2010, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2009, permanent differences resulting primarily from different book and tax accounting for paydown gains and losses, amortization of bond premium, partnership basis adjustments and expiration of capital loss carryforwards, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

Distributions Paid From:
Ordinary Income		Total
2009	2008	2009	2008
$502,617	$836,556	$502,617	$836,556

  As of December 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$162,225	$1,013,215	$(16,456,202)	$(15,280,762)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, mark to market on certain futures contracts, amortization of bond premium, partnership basis adjustments and capital loss carryforwards.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2010	2017
$13,734,011	$2,722,191

  Under current tax law, the use of these losses to offset future gains may limited.

  The Fund had $2,806,578 of capital loss carryforwards that expired during the year ended December 31, 2009.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Security lending: A third party, eSecLending, currently serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the fiscal period, no principal had, and none currently has, an exclusive securities lending arrangement with the Fund; as such, the Fund is not guaranteed any particular level of income.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in Quality Fund as of the fiscal period ended June 30, 2010, if any, is reflected in the Fund's Schedule of Investments. The price at which the Fund redeems Quality Fund shares may be less than the price at which the Fund purchased those shares and so the Fund may not receive back from Quality Fund an amount that equals the amount of the collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

  Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended June 30, 2010, the approximate amount of net income received under the securities lending arrangement, and the approximate amount of interest income that was earned from Quality Fund are as follows:

Net Income Received under the Securities Lending Arrangement	Interest Income Earned From the Quality Fund
$-	$29

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

12  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less government supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

13  Derivative instruments: During the six months ended June 30, 2010, the Fund's use of derivatives was limited to financial futures contracts. The Fund adopted ASC 815 "Derivatives and Hedging" ("ASC 815"), effective January 1, 2009. The disclosure requirements of ASC 815 distinguish between derivatives that are accounted for as hedges and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

  Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

  Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to the Fund because the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

  For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

  During the six months ended June 30, 2010, the Fund entered into financial futures contracts for hedging purposes, including as a maturity or duration management device. At June 30, 2010, there were no open positions in financial futures contracts.

  During the six months ended June 30, 2010, the Fund invested in open futures contracts with notional amounts up to $400,000.

  The impact of these derivative instruments on the Statement of Operations during the six months ended June 30, 2010, was as follows:

Realized Gain (Loss)(1)

Interest Rate Risk
Futures Contracts	$2,553
Total Realized Gain (Loss)	$2,553

Change in Appreciation (Depreciation)(2)

Interest Rate Risk
Futures Contracts	$1,172
Total Change in Appreciation (Depreciation)	$1,172

(1)  Statement of Operations location: Net realized gain (loss) on financial futures contracts.

(2)  Statement of Operations location: Change in net unrealized appreciation (depreciation) in value of financial futures contracts.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund.

  Management has contractually undertaken through December 31, 2013 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2010, such excess expenses amounted to $7,937. The Fund has agreed to repay Management through December 31, 2016 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2010, there was no repayment to Management under its contractual expense limitation. At June 30, 2010, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2012	2013	Total
27,368	$7,937	$35,305

  Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and Neuberger were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

  The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund, respectively.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2010, the impact of this arrangement was a reduction of expenses of $3.

Note C-Securities Transactions:

  Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities and financial futures contracts) for the six months ended June 30, 2010 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$2,467,711	$2,239,945	$3,188,217	$3,245,870

  During the six months ended June 30, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D-Fund Share Transactions:

  Share activity for the six months ended June 30, 2010 and for the year ended December 31, 2009 was as follows:

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Shares Sold	15,460	42,797
Shares Issued on Reinvestment of Dividends and Distributions	-	57,377
Shares Redeemed	(119,113)	(321,180)
Total	(103,653)	(221,006)

Note E-Line of Credit:

  At June 30, 2010, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A facility fee of 0.15% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2010. During the six months ended June 30, 2010, the Fund did not utilize this line of credit.

Note F-Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2010	Value June 30, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	161,031	39,756	200,787	-	$-	$29

*  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G-Subsequent Events:

  In accordance with the provision set forth in ASC 855, "Subsequent Events" ("ASC 855"), Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through the date the financial statements were available to be issued. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements.

Note H-Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Balanced Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007	2006	2005
	(Unaudited)
Net Asset Value, Beginning of Period	$9.00		$7.58	$13.08	$11.44	$10.42	$9.64
Income From Investment Operations:
Net Investment Income (Loss)[t]	(.02)		.05	.09	.12	.11	.04
Net Gains or Losses on Securities (both realized and unrealized)	.12		1.65	(5.17)	1.67	1.00	.84
Total From Investment Operations	.10		1.70	(5.08)	1.79	1.11	.88
Less Distributions From:
Net Investment Income	-		(.28)	(.42)	(.15)	(.09)	(.10)
Net Asset Value, End of Period	$9.10		$9.00	$7.58	$13.08	$11.44	$10.42
Total Returntt	1.11	%**	22.47%	(39.15)%	15.60%	10.67%	9.18%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$15.7		$16.4	$15.5	$78.4	$72.3	$73.7
Ratio of Gross Expenses to Average Net Assets#	1.85	%*	1.86%	1.29%	1.16%	1.19%	1.14%
Ratio of Net Expenses to Average Net AssetsS	1.85	%*	1.86%	1.29%	1.16%	1.18%	1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.34	)%*	.66%	.81%	1.00%	1.01%	.41%
Portfolio Turnover Rate	31	%**	85%	57%	54%	62%	82%

See Notes to Financial Highlights

Notes to Financial Highlights Balanced Portfolio (Unaudited)

tt  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2006, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

t  Calculated based on the average number of shares outstanding during each fiscal period.

S  After reimbursement and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2010	2009	2008	2007	2006	2005
1.95%	2.04%	1.29%	1.16%	1.18%	1.13%

*  Annualized.

**  Not annualized.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

Neuberger Berman
Advisers Management Trust

Growth Portfolio

I Class Shares

Semi-Annual Report

June 30, 2010

Growth Portfolio Manager's Commentary

We are pleased to report that, for the six months ended June 30, 2010, the Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio outperformed its benchmark, the Russell Midcap(R) Growth Index.

The first half of 2010 had two distinct phases. During the first quarter, confidence in the global economic recovery was increasing. China was reporting robust growth, investors appeared to believe that European sovereign debt issues were fairly contained, and U.S. unemployment and housing data appeared to have stabilized somewhat, reducing concerns regarding the consumer. By second quarter, however, deteriorating data and information brought each of these points into question and concerns regarding slower growth and a potential "double dip" recession grew.

While what we consider lower-quality stocks continued to lead the mid-cap market within the more optimistic first quarter, by the second quarter, with the rate of worldwide growth in question, the reversal in quality we had anticipated previously increasingly took hold. As economic data and confidence weakened and volatility and fear increased, investors returned to the higher-quality, superior growth and earnings potential stocks we tend to own.

Taking the period as a whole, the strongest performing sectors of the benchmark index were the more defensive Health Care and Consumer Staples. The weakest performance came from Energy stocks, out of concern across the sector about the BP oil spill and a decline in natural gas prices in the first quarter.

Within the Portfolio, Information Technology (IT) was an area of strength, particularly within digital media. Both Sybase and Dolby Laboratories were top contributors during this period. Application software company Sybase was purchased by SAP, and Dolby, the next-generation digital media equipment firm, advanced on strong revenue gains. Rovi Corp. was beneficial to total return as well. We also own digital media companies outside IT, including Scripps Networks Interactive and Discovery Communications, and expect digital media to be an area of continued emphasis going forward. While we outperformed significantly across IT, the sector contained some of our largest detractors as well. Companies including Equinix, Marvell, Western Digital, Silicon Laboratories and Varian Semiconductor Equipment disappointed as the market shifted and as concerns regarding continued business spending in this sector grew. We still hold many of these high-quality names, however, and continue to believe in their growth prospects over the longer term.

Energy, the weakest index sector, was another area of relative strength for the Portfolio. Concho Resources, a long-term oil and gas holding company focused on the Permian Basin, was among the top contributors, and Core Laboratories, a firm that helps maximize extraction and production, was also significantly additive. On the other hand, Southwestern Energy and Range Resources detracted. While we pulled back somewhat from allocations as natural gas prices declined, the Portfolio remains overweighted in Energy when compared to the benchmark.

Industrials holdings also performed well during this period. Year-to-date, high quality steady growers such as medical waste disposal firm Stericycle and industrial and construction supplies distributor Fastenal have started to behave more in line with what we consider to be their strong fundamentals. This is a tremendous change from last year, when even as they met their numbers, their stocks were punished. Within Industrials, we also continue to emphasize aviation, with names such as Rockwell Collins and Precision Castparts. While these stocks pulled back in the second quarter on the perception of weaker economic growth, we believe they will perform well in the longer term.

Consumer Discretionary holdings were generally negative for the Portfolio this period. Our defensive secondary education theme declined as proposed legislation posed a potential--though we think unlikely--threat to revenues and profit margins. Penn National Gaming declined after negative earnings surprises and was sold in favor of WMS Industries. Some specialty retailers also declined, such as Abercrombie & Fitch, on exposure to overseas--especially European--markets. Lower-end retailers such as Ross Stores and Dollar Tree were among top contributors, however, benefiting from strong earnings and as concerns about overall consumer spending increased (suggesting a potential shift in demand to the lower-end stores).

Looking ahead, we recognize that the significant headwinds that captured investors' attention and added risk premium and fear to the markets in second quarter remain—specifically China, Eurozone debt and ongoing serious pressures on

1

U.S. consumers. There are more positive notes to the current market, however. First, while volatility increased, it did so on thin trading volumes, suggesting that investors are not transacting to any great degree. Second, valuations are low, even by historical standards, so while some discount may be justified by conditions, it also represents opportunity, in our view.

Historically, a sustained but muted recovery scenario has typically been good for quality growth portfolios like ours. In terms of positioning, we remain underweighted in Consumer Discretionary, Consumer Staples, Financials and Materials. We remain slightly overweighted in Energy, as previously mentioned. Health Care is a current overweight to which we intend to add opportunistically where we find names that stand to either benefit from reform or are more resilient in a slower growth environment. Finally, we remain overweighted in IT and Telecommunications, where our focus is on digital media and wireless data usage, respectively.

Sincerely,

Kenneth J. Turek
Portfolio Manager

2

Growth Portfolio

SECTOR ALLOCATION

(% of Total Investments)
Consumer Discretionary	18.5%
Consumer Staples	2.2
Energy	6.6
Financials	5.3
Health Care	15.3
Industrials	17.6
Information Technology	27.0
Materials	2.2
Telecommunication Services	4.3
Short-Term	1.0
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2010
	Date	06/30/2010	1 Year	5 Years	10 Years	Life of Fund*
Growth Portfolio Class I	09/10/1984	0.63%	22.14%	2.93%	–3.96%	8.15%
Russell Midcap(R) Growth Index[2]		-3.31%	21.30%	1.37%	–1.99%	N/A
Russell Midcap(R) Index[2]		–2.06%	25.13%	1.22%	4.24%	11.61%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be higher or lower than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 09/10/1984.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2009 was 1.27% for Class I shares (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2013.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 27% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in many securities not included in the above-described indices or may not invest in all securities included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

(c) 2010 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2010 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/10 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During the Period* 1/1/10–6/30/10
Class I	$1,000.00	$1,006.30	$9.20
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.62	$9.25

*  Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Growth Portfolio
(Unaudited)
NUMBER OF SHARES		VALUE†
Common Stocks (98.2%)
Aerospace & Defense (2.2%)
800	Precision Castparts	$82,336
1,250	Rockwell Collins	66,413
		148,749
Air Freight & Logistics (1.2%)
1,500	C.H. Robinson Worldwide	83,490
Auto Components (0.5%)
2,000	Gentex Corp.	35,960
Biotechnology (2.5%)
1,750	Alexion Pharmaceuticals	89,582	*
1,900	BioMarin Pharmaceutical	36,024	*
2,000	Human Genome Sciences	45,320	*
		170,926
Capital Markets (1.7%)
1,100	Affiliated Managers Group	66,847	*
2,250	SEI Investments	45,810
		112,657
Chemicals (1.6%)
2,000	Nalco Holding	40,920
750	Scotts Miracle-Gro Class A	33,308
750	Sigma-Aldrich	37,372
		111,600
Commercial Services & Supplies (2.3%)
2,400	Stericycle, Inc.	157,392	*
Communications Equipment (2.2%)
1,300	F5 Networks	89,141	*
2,000	Polycom, Inc.	59,580	*
		148,721
Computers & Peripherals (1.5%)
1,900	NetApp, Inc.	70,889	*
1,000	Western Digital	30,160	*
		101,049
Diversified Consumer Services (2.3%)
1,400	DeVry, Inc.	73,486
400	Strayer Education	83,156
		156,642

NUMBER OF SHARES		VALUE†
Diversified Financial Services (2.4%)
750	IntercontinentalExchange Inc.	$84,772	*
2,900	MSCI Inc. Class A	79,460	*
		164,232
Electrical Equipment (2.9%)
1,800	AMETEK, Inc.	72,270
1,500	Roper Industries	83,940
2,750	Sensata Technologies Holding	43,972	*
		200,182
Electronic Equipment, Instruments & Components (4.7%)
1,550	Amphenol Corp. Class A	60,884
1,600	Dolby Laboratories Class A	100,304	*
2,400	National Instruments	76,272
2,900	Trimble Navigation	81,200	*
		318,660
Energy Equipment & Services (2.8%)
1,400	CARBO Ceramics	101,066
600	Core Laboratories N.V.	88,566
		189,632
Food Products (1.1%)
1,500	Mead Johnson Nutrition	75,180
Health Care Equipment & Supplies (5.5%)
1,600	Edwards Lifesciences	89,632	*
250	Intuitive Surgical	78,905	*
2,500	NuVasive, Inc.	88,650	*
800	ResMed Inc.	48,648	*
3,000	Volcano Corp.	65,460	*
		371,295
Health Care Providers & Services (3.1%)
2,500	Express Scripts	117,550	*
1,650	HMS Holdings	89,463	*
		207,013
Health Care Technology (1.6%)
950	Cerner Corp.	72,096	*
1,500	MedAssets Inc.	34,620	*
		106,716
Hotels, Restaurants & Leisure (2.4%)
1,200	Hyatt Hotels Class A	44,508	*
1,000	Royal Caribbean Cruises	22,770	*
2,500	WMS Industries	98,125	*
		165,403

See Notes to Schedule of Investments 6

NUMBER OF SHARES		VALUE†
Household Durables (0.7%)
1,000	Stanley Black & Decker	$50,520
Household Products (1.1%)
1,200	Church & Dwight	75,252
Internet Software & Services (2.7%)
900	Equinix, Inc.	73,098	*
1,500	Rackspace Hosting	27,510	*
1,700	VistaPrint NV	80,733	*
		181,341
IT Services (2.7%)
900	Alliance Data Systems	53,568	*
1,900	Cognizant Technology Solutions Class A	95,114	*
1,000	Hewitt Associates Class A	34,460	*
		183,142
Leisure Equipment & Products (0.6%)
1,000	Hasbro, Inc.	41,100
Life Science Tools & Services (0.5%)
750	Life Technologies	35,438	*
Machinery (3.9%)
950	Cummins Inc.	61,873
2,600	Danaher Corp.	96,512
600	Flowserve Corp.	50,880
1,550	Pall Corp.	53,274
		262,539
Media (1.5%)
1,500	Discovery Communications Class A	53,565	*
1,250	Scripps Networks Interactive Class A	50,425
		103,990
Metals & Mining (0.6%)
850	Cliffs Natural Resources	40,086
Multiline Retail (2.4%)
2,250	Dollar Tree	93,667	*
2,100	Nordstrom, Inc.	67,599
		161,266
Oil, Gas & Consumable Fuels (3.8%)
2,400	Concho Resources	132,792	*
1,500	Range Resources	60,225
800	Whiting Petroleum	62,736	*
		255,753

NUMBER OF SHARES		VALUE†
Pharmaceuticals (2.0%)
1,750	Salix Pharmaceuticals	$68,303	*
1,500	Warner Chilcott Class A	34,275	*
800	Watson Pharmaceuticals	32,456	*
		135,034
Professional Services (1.1%)
2,450	Verisk Analytics Class A	73,255	*
Real Estate Management & Development (1.2%)
1,200	Jones Lang LaSalle	78,768
Road & Rail (1.1%)
2,300	J.B. Hunt Transport Services	75,141
Semiconductors & Semiconductor Equipment (6.3%)
2,400	Analog Devices	66,864
3,900	Avago Technologies	82,134	*
3,900	Marvell Technology Group	61,464	*
2,900	Microchip Technology	80,446
1,550	Silicon Laboratories	62,868	*
2,500	Varian Semiconductor Equipment	71,650	*
		425,426
Software (6.8%)
2,200	ANSYS, Inc.	89,254	*
1,250	Citrix Systems	52,787	*
3,000	Informatica Corp.	71,640	*
1,650	MICROS Systems	52,586	*
2,300	Rovi Corp.	87,193	*
700	Salesforce.com, Inc.	60,074	*
1,250	Solera Holdings	45,250
		458,784
Specialty Retail (6.5%)
1,250	Abercrombie & Fitch Class A	38,362
1,700	Bed Bath & Beyond	63,036	*
1,100	Dick's Sporting Goods	27,379	*
1,700	J Crew Group	62,577	*
1,800	Ross Stores	95,922
2,900	Urban Outfitters	99,731	*
2,200	Williams-Sonoma	54,604
		441,611
Textiles, Apparel & Luxury Goods (1.3%)
1,550	Coach, Inc.	56,653
400	Polo Ralph Lauren	29,184
		85,837
Trading Companies & Distributors (2.7%)
2,200	Fastenal Co.	110,418
700	W.W. Grainger	69,615
		180,033

See Notes to Schedule of Investments 7

NUMBER OF SHARES		VALUE†
Wireless Telecommunication Services (4.2%)
1,650	American Tower Class A	$73,425	*
2,000	NII Holdings	65,040	*
4,400	SBA Communications Class A	149,644	*
		288,109
	Total Common Stocks (Cost $5,056,840)	6,657,924
Short-Term Investments (1.0%)
64,432	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $64,432)	64,432
	Total Investments (99.2%) (Cost $5,121,272)	6,722,356	##
	Cash, receivables and other assets, less liabilities (0.8%)	57,496
	Total Net Assets (100.0%)	$6,779,852

See Notes to Schedule of Investments 8

Notes to Schedule of Investments Growth Portfolio
(Unaudited)

t  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

  ASC 820 established a three-tier hierarchy of inputs to establish a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

.  Level 1 - quoted prices in active markets for identical investments

..  Level 2 -other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

..  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The Fund's investments in equity securities, for which market quotations are readily available, are generally valued by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

  The following is a description of Level 2 inputs and related valuation techniques used to value certain types of debt securities and short term investments of the Fund:

  Short-Term Investments. Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated NAV.

  Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

  For equity securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a fund might reasonably expect to receive on a current sale, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements 9

Notes to Schedule of Investments Growth Portfolio
(Unaudited) (cont'd)

  The Fund's investments in foreign securities are generally valued using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices are expressed in local currency values and are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

  The following is a summary, by category of Level, of inputs used to value the Fund's investments as of June 30, 2010:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$6,657,924	$—	$—	$6,657,924
Short-Term Investments	—	64,432	—	64,432
Total Investments	$6,657,924	$64,432	$—	$6,722,356

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

##  At June 30, 2010, the cost of investments for U.S. federal income tax purposes was $5,126,001. Gross unrealized appreciation of investments was $1,711,565 and gross unrealized depreciation of investments was $115,210, resulting in net unrealized appreciation of $1,596,355, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements 10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
June 30, 2010
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$6,722,356
Dividends and interest receivable	1,448
Receivable for securities sold	90,432
Receivable for Fund shares sold	89
Receivable from administrator—net (Note B)	1,393
Prepaid expenses and other assets	4,387
Total Assets	6,820,105
Liabilities
Payable for Fund shares redeemed	404
Payable to investment manager (Notes A & B)	3,237
Accrued expenses and other payables	36,612
Total Liabilities	40,253
Net Assets at value	$6,779,852
Net Assets consist of:
Paid-in capital	$85,882,811
Undistributed net investment income (loss)	(50,878)
Accumulated net realized gains (losses) on investments	(80,653,165)
Net unrealized appreciation (depreciation) in value of investments	1,601,084
Net Assets at value	$6,779,852
Shares Outstanding ($.001 par value; unlimited shares authorized)	474,301
Net Asset Value, offering and redemption price per share	$14.29
*Cost of Investments:
Unaffiliated issuers	$5,121,272

See Notes to Financial Statements11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
For the Six Months Ended June 30, 2010
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$17,339
Interest income—unaffiliated issuers	23
Foreign taxes withheld	(27)
Total income	$17,335
Expenses:
Investment management fees (Notes A & B)	20,239
Administration fees (Note B)	11,040
Audit fees	20,282
Custodian fees (Note B)	9,737
Insurance expense	2,595
Legal fees	2,680
Shareholder reports	9,971
Trustees' fees and expenses	26,383
Miscellaneous	392
Total expenses	103,319
Expenses reimbursed by administrator (Note B)	(35,106)
Total net expenses	68,213
Net investment income (loss)	$(50,878)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	751,420
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(611,993)
Net gain (loss) on investments	139,427
Net increase (decrease) in net assets resulting from operations	$88,549

See Notes to Financial Statements12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GROWTH PORTFOLIO
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(50,878)	$(252,100)
Net realized gain (loss) on investments	751,420	2,936,944
Change in net unrealized appreciation (depreciation) of investments	(611,993)	8,606,753
Net increase (decrease) in net assets resulting from operations	88,549	11,291,597
From Fund Share Transactions (Note D):
Proceeds from shares sold	146,574	654,776
Payments for shares redeemed	(912,374)	(86,519,376)
Net increase (decrease) from Fund share transactions	(765,800)	(85,864,600)
Net Increase (Decrease) in Net Assets	(677,251)	(74,573,003)
Net Assets:
Beginning of period	7,457,103	82,030,106
End of period	$6,779,852	$7,457,103
Undistributed net investment income (loss) at end of period	$(50,878)	$—

See Notes to Financial Statements13

Notes to Financial Statements Growth Portfolio (Unaudited)

Note A-Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2010 was $148,657.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of June 30, 2010, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to

14

differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2009, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, expiration of capital loss carryforwards, redemptions in kind and partnership basis adjustments, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  As of December 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$-	$2,186,747	$(81,378,255)	$(79,191,508)

  The difference between book basis and tax basis distributable earnings are attributable primarily to timing differences of wash sales, capital loss carryforwards and partnership basis adjustments.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2010	2017
$70,119,797	$11,258,458

  Under current tax law, the use of these losses to offset future gains may be limited.

  The Fund had $122,643,722 of capital loss carryforwards that expired during the year ended December 31, 2009.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Security lending: A third party, eSecLending, currently serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the fiscal period, no principal had, and none currently has, an exclusive securities lending arrangement with the Fund; as such, the Fund is not guaranteed any particular level of income.

15

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in Quality Fund as of the fiscal period ended June 30, 2010, if any, is reflected in the Fund's Schedule of Investments. The price at which the Fund redeems Quality Fund shares may be less than the price at which the Fund purchased those shares and so the Fund may not receive back from Quality Fund an amount that equals the amount of the collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

  Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended June 30, 2010, the Fund did not receive net income under the securities lending arrangement.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less government supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Derivative instruments: Management has evaluated the requirements of ASC 815 "Derivatives and Hedging" ("ASC 815"), which were effective January 1, 2009 for the Fund. ASC 815 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended June 30, 2010, no additional disclosures pursuant to ASC 815 are required at this time.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

16

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund.

  Management has contractually undertaken through December 31, 2013 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2010, such excess expenses amounted to $35,106. The Fund has agreed to repay Management through December 31, 2016 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2010, there was no repayment to Management under its contractual expense limitation. At June 30, 2010, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2013
$35,106

  Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and Neuberger were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

  The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory

17

Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund, respectively.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2010, there was no reduction of expenses under this arrangement.

Note C-Securities Transactions:

  During the six months ended June 30, 2010, there were purchase and sale transactions (excluding short-term securities) of $1,994,384 and $2,751,735, respectively.

  During the six months ended June 30, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D-Fund Share Transactions:

Share activity for the six months ended June 30, 2010 and for the year ended December 31, 2009 was as follows:

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Shares Sold	9,700	56,733
Shares Redeemed	(60,608)	(7,077,691)
Total	(50,908)	(7,020,958)

Note E-Line of Credit:

  At June 30, 2010, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A facility fee of 0.15% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2010. During the six months ended June 30, 2010, the Fund did not utilize this line of credit.

Note F-Subsequent Events:

  In accordance with the provision set forth in ASC 855, "Subsequent Events" ("ASC 855"), Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through the date the financial statements were available to be issued. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements.

18

Note G-Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007	2006	2005
	(Unaudited)
Net Asset Value, Beginning of Period	$14.20		$10.87	$19.30	$15.73	$13.79	$12.15
Income From Investment Operations:
Net Investment Income (Loss)[t]	(.10)		(.05)	(.10)	(.11)	(.05)	(.07)
Net Gains or Losses on Securities (both realized and unrealized)	.19		3.38	(8.33)	3.68	1.99	1.71
Total From Investment Operations	.09		3.33	(8.43)	3.57	1.94	1.64
Net Asset Value, End of Period	$14.29		$14.20	$10.87	$19.30	$15.73	$13.79
Total Returntt	.63	%**	30.63%	(43.68)%	22.70%	14.07%	13.50%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$6.8		$7.5	$82.0	$172.6	$167.7	$196.5
Ratio of Gross Expenses to Average Net Assets#	1.85	%*	1.27%	1.04%	1.00%	1.00%	1.00%
Ratio of Net Expenses to Average Net AssetsS	1.85	%*	1.27%	1.04%	.99%	.99%	.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.38	)%*	(.49)%	(.63)%	(.61)%	(.35)%	(.55)%
Portfolio Turnover Rate	27	%**	68%	63%	48%	40%	53%

See Notes to Financial Highlights 20

Notes to Financial Highlights Growth Portfolio (Unaudited)

tt  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the period ended June 30, 2010, the Fund received proceeds from the settlements of class action litigation in which it participated as a class member, which had an approximate impact on total return of 1.80%.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

t  Calculated based on the average number of shares outstanding during each fiscal period.

S  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2010	2009	2008	2007	2006	2005
2.81%	1.27%	1.04%	.99%	.99%	.99%

*  Annualized.

**  Not Annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust

Guardian Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2010

Guardian Portfolio Manager's Commentary

Over the six months ended June 30, 2010, financial markets were volatile, alternating between optimism and negative sentiment. While the Neuberger Berman Advisers Management Trust (AMT) Guardian Portfolio generated a negative return for the period, we are pleased to report that the Portfolio significantly outperformed its benchmark, the S&P 500 Index.

Boosted by strong fourth and first quarter earnings and an economy that appeared to have gained momentum, investors drove the market up from January through April. During May, however, Greece's ongoing fiscal issues began to impact investor sentiment, raising concerns about contagion. As the European authorities worked toward a solution, volatility increased and a meaningful correction off the year's market peak ensued.

By the end of June, sentiment was again bearish, with concerns about a possible double-dip recession and renewed slowing in consumer spending adding to worries about the ultimate resolution of sovereign debt issues. As market sentiment shifted, consumers and businesses seemed to have moderated their behavior by becoming more conservative, reacting to news in real time in something of a self-reinforcing cycle.

Given the world economy's need to de-lever both at country and individual levels and other serious challenges, we have long believed that this was likely to be a slower-than-average recovery. While the economy benefited from an inventory rebuilding cycle, in hindsight it appears to have been muted, driving less growth than we had expected, but this has been the only aspect of the recovery that has surprised us so far.

In light of our expectations, we had begun buying traditional growth companies last summer—companies that had performed well through the downturn, and had consistent, sustainable business models and strong earnings prospects. These stocks underperformed as investors preferred cyclical issues off the market low; consequently, their shares have been selling at historic low prices. Our low entry price limited our concerns that a stronger-than-anticipated recovery might continue to favor cyclical stocks. More recently, the equity market appears to be taking a more differentiated view of companies' prospects against this uncertain backdrop—one that is moving toward our way of thinking.

Ironically, some of our weaker performers this period are some of the names we think have the most attractive business models for the coming environment. Medical devices company C.R. Bard, a newer holding, is an example. While the stock trades at a very low forward price/earnings ratio, the consensus view is for long-term earnings growth of 13%. Covidien, another first-quarter addition, serves similar markets with a comparable growth/valuation dynamic. Pharmaceuticals firm Roche is another example, and our addition of Coca-Cola was made for similar reasons. All of these holdings represent businesses that grew through the crisis, are financially strong, appear positioned for growth, and in our view are relatively insensitive to economic conditions.

We also purchased wholesale industrial distributor W.W. Grainger this period. As debate continues over the balance between resolving the deficit and stimulating the economy, we are vigilant about both inflationary and deflationary risks. A company like W.W. Grainger is somewhat insulated. By its nature, price increases are a pass-through for W.W. Grainger's business, and should growth weaken, cash flows would improve as inventories declined. Longer-term holding Anixter has a similar profile, as do some of our media holdings and industrial names.

We eliminated two long-term holdings this period, Toyota and National Grid. Part of our premise for owning Toyota was the company's meaningful advantage in next-generation technology, particularly for hybrids. When execution issues began to erode perceptions about safety and quality, we sold. While we continue to like National Grid, we have eliminated our Utilities exposure. Utilities are typically highly leveraged, capital-spending-intensive businesses that need ongoing access to the capital markets and regulatory approval to raise prices. In the current environment, we see this as a challenge.

We believe American business is in sound shape. As a result of spending cuts during the financial crisis and the cautiousness that followed, balance sheets are very strong and cash flows have been robust as earnings have recovered. As a result, merger and acquisition activity, dividend increases and stock buybacks were on an upswing before the market

1

turned in the second quarter. Biosciences firm Millipore, a top contributor to returns, is one example, put into play by a hostile bid from a competitor, and then taken private by a white knight (and sold from the portfolio) at a significant premium.

Moving forward, we intend to maintain a steady course. While the market may be volatile in the near term, we are confident in our view of the economy and optimistic about the performance of the Portfolio, having planned for this type of environment. In terms of the quality, long-term growth prospects and balance sheet strength of the companies we currently own, we believe the Portfolio is particularly strong.

As always, we look forward to continuing to serve your investment needs.

Sincerely,

Arthur Moretti
Portfolio Manager

2

Guardian Portfolio

SECTOR ALLOCATION

(% of Total Investments)
Consumer Discretionary	10.7%
Consumer Staples	8.7
Energy	12.5
Financials	11.5
Health Care	9.1
Industrials	18.3
Information Technology	25.5
Materials	2.2
Short-Term	1.5
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2010
	Date	06/30/2010	1 Year	5 Years	10 Years	Life of Fund*
Guardian Portfolio Class I	11/03/1997	-3.50%	16.18%	0.89%	1.11%	4.95%
Guardian Portfolio Class S2	08/02/2002	-3.52%	16.12%	0.70%	0.94%	4.81%
S&P 500 Index[3]		-6.65%	14.43%	-0.79%	-1.59%	2.72%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 11/03/1997.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.10% and 1.38% for Class I and Class S shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.25% for Class S shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2013.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  Performance shown prior to August 2, 2002 for the Class S shares is that of the Class I shares, which have lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest directly in many securities not included in the above-described index or may not invest in all securities included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

(c) 2010 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2010 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/10 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During the Period* 1/1/10 – 6/30/10	Expense Ratio
Class I	$1,000.00	$965.00	$5.46	1.12%
Class S	$1,000.00	$964.80	$6.09	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.24	$5.61	1.12%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Guardian Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (98.5%)
Beverages (2.1%)
33,300	Coca-Cola	$1,668,996
Capital Markets (6.1%)
182,716	Charles Schwab	2,590,913
86,764	The Bank of New York Mellon	2,142,203
		4,733,116
Commercial Services & Supplies (5.7%)
83,376	Republic Services	2,478,768
62,151	Waste Management	1,944,705
		4,423,473
Electronic Equipment, Instruments & Components (6.5%)
56,320	Anixter International	2,399,232	*
84,127	National Instruments	2,673,556
		5,072,788
Energy Equipment & Services (3.4%)
47,727	Schlumberger Ltd.	2,641,212
Food Products (3.2%)
41,200	J.M. Smucker	2,481,064
Health Care Equipment & Supplies (6.1%)
31,495	C.R. Bard	2,441,807
56,675	Covidien PLC	2,277,202
		4,719,009
Household Products (3.4%)
43,550	Procter & Gamble	2,612,129
Industrial Conglomerates (3.9%)
38,599	3M Co.	3,048,935
Industrial Gases (2.2%)
22,973	Praxair, Inc.	1,745,718
Insurance (5.4%)
4,893	Markel Corp.	1,663,620	*
136,588	Progressive Corp.	2,556,927
		4,220,547
Internet Software & Services (4.2%)
237,053	Yahoo! Inc.	3,278,443	*

NUMBER OF SHARES		VALUE†
IT Services (2.1%)
98,600	SAIC Inc.	$1,650,564	*
Machinery (4.4%)
93,337	Danaher Corp.	3,464,670
Media (10.8%)
133,503	Comcast Corp. Class A Special	2,193,454
67,407	Scripps Networks Interactive Class A	2,719,199
8,438	Washington Post Class B	3,463,630
		8,376,283
Oil, Gas & Consumable Fuels (9.1%)
209,489	BG Group PLC	3,115,697
15,238	Cimarex Energy	1,090,736
58,781	Newfield Exploration	2,872,040	*
		7,078,473
Pharmaceuticals (3.0%)
17,103	Roche Holding AG	2,354,085
Road & Rail (2.0%)
27,552	Canadian National Railway	1,580,934
Semiconductors & Semiconductor Equipment (8.2%)
162,730	Altera Corp.	4,037,331
100,706	Texas Instruments	2,344,436
		6,381,767
Software (4.5%)
100,600	Intuit Inc.	3,497,862	*
Trading Companies & Distributors (2.2%)
17,145	W.W. Grainger	1,705,070
	Total Common Stocks (Cost $66,974,374)	76,735,138
Short-Term Investments (1.5%)
1,188,751	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,188,751)	1,188,751
	Total Investments (100.0%) (Cost $68,163,125)	77,923,889	##
	Cash, receivables and other assets, less liabilities (0.0%)	704
	Total Net Assets (100.0%)	$77,924,593

See Notes to Schedule of Investments 6

Notes to Schedule of Investments Guardian Portfolio
(Unaudited)

t  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

  ASC 820 established a three-tier hierarchy of inputs to establish a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

.  Level 1 - quoted prices in active markets for identical investments

.  Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

.  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The Fund's investments in equity securities, for which market quotations are readily available, are generally valued by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

  The following is a description of Level 2 inputs and related valuation techniques used to value certain types of debt securities and short term investments of the Fund:

  Short-Term Investments. Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated NAV.

  Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

  For equity securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a fund might reasonably expect to receive on a current sale, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements 7

Notes to Schedule of Investments Guardian Portfolio
(Unaudited) (cont'd)

  The Fund's investments in foreign securities are generally valued using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices are expressed in local currency values and are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

  The following is a summary, by category of Level, of inputs used to value the Fund's investments as of June 30, 2010:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Beverages	$1,668,996	$—	$—	$1,668,996
Capital Markets	4,733,116	—	—	4,733,116
Commercial Services & Supplies	4,423,473	—	—	4,423,473
Electronic Equipment, Instruments & Components	5,072,788	—	—	5,072,788
Energy Equipment & Services	2,641,212	—	—	2,641,212
Food Products	2,481,064	—	—	2,481,064
Health Care Equipment & Supplies	4,719,009	—	—	4,719,009
Household Products	2,612,129	—	—	2,612,129
Industrial Conglomerates	3,048,935	—	—	3,048,935
Industrial Gases	1,745,718	—	—	1,745,718
Insurance	4,220,547	—	—	4,220,547
Internet Software & Services	3,278,443	—	—	3,278,443
IT Services	1,650,564			1,650,564
Machinery	3,464,670	—	—	3,464,670
Media	8,376,283	—	—	8,376,283
Oil, Gas & Consumable Fuels	3,962,776	3,115,697	—	7,078,473
Pharmaceuticals	—	2,354,085	—	2,354,085
Road & Rail	1,580,934	—	—	1,580,934
Semiconductors & Semiconductor Equipment	6,381,767	—	—	6,381,767
Software	3,497,862	—	—	3,497,862
Trading Companies & Distributors	1,705,070	—	—	1,705,070
Total Common Stocks	71,265,356	5,469,782	—	76,735,138
Short-Term Investments	—	1,188,751	—	1,188,751
Total Investments	$71,265,356	$6,658,533	$—	$77,923,889

See Notes to Financial Statements 8

Notes to Schedule of Investments Guardian Portfolio
(Unaudited) (cont'd)

  As of the period ending June 30, 2010, certain foreign equity securities transferred from Level 1 to Level 2 as a result of the Fund's valuation policies using Interactive as stated under foreign equity securities above.

##  At June 30, 2010, the cost of investments for U.S. federal income tax purposes was $68,558,272. Gross unrealized appreciation of investments was $12,792,931 and gross unrealized depreciation of investments was $3,427,314, resulting in net unrealized appreciation of $9,365,617, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements 9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
June 30, 2010
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$77,923,889
Cash	1
Dividends and interest receivable	64,800
Receivable for Fund shares sold	64,860
Prepaid expenses and other assets	4,924
Total Assets	78,058,474
Liabilities
Payable for Fund shares redeemed	14,574
Payable to investment manager (Notes A & B)	37,065
Payable to administrator—net (Note B)	28,065
Accrued expenses and other payables	54,177
Total Liabilities	133,881
Net Assets at value	$77,924,593
Net Assets consist of:
Paid-in capital	$77,876,030
Undistributed net investment income (loss)	358,466
Accumulated net realized gains (losses) on investments	(10,070,648)
Net unrealized appreciation (depreciation) in value of investments	9,760,745
Net Assets at value	$77,924,593
Net Assets
Class I	$12,430,992
Class S	65,493,601
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	806,040
Class S	4,271,137
Net Asset Value, offering and redemption price per share
Class I	$15.42
Class S	15.33
*Cost of Investments:
Unaffiliated issuers	$68,163,125

See Notes to Financial Statements 10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
For the Six Months Ended June 30, 2010
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$608,906
Interest income-unaffiliated issuers	1,306
Foreign taxes withheld	(15,241)
Total income	$594,971
Expenses:
Investment management fees (Notes A & B)	232,689
Administration fees (Note B):
Class I	20,387
Class S	106,535
Distribution fees (Note B):
Class S	88,779
Audit fees	20,282
Custodian fees (Note B)	26,168
Insurance expense	4,775
Legal fees	18,451
Shareholder reports	16,137
Trustees' fees and expenses	23,989
Miscellaneous	3,315
Total expenses	561,507
Expenses reimbursed by administrator (Note B)	(41,707)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(1)
Total net expenses	519,799
Net investment income (loss)	$75,172
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	3,508,916
Foreign currency	2,257
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(6,337,947)
Foreign currency	1,832
Net gain (loss) on investments	(2,824,942)
Net increase (decrease) in net assets resulting from operations	$(2,749,770)

See Notes to Financial Statements 11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GUARDIAN PORTFOLIO
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$75,172	$265,407
Net realized gain (loss) on investments	3,511,173	(10,638,101)
Change in net unrealized appreciation (depreciation) of investments	(6,336,115)	37,458,198
Net increase (decrease) in net assets resulting from operations	(2,749,770)	27,085,504
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(142,454)
Class S	—	(622,197)
Total distributions to shareholders	—	(764,651)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	2,307,449	6,274,989
Class S	1,295,921	11,636,789
Proceeds from reinvestment of dividends and distributions:
Class I	—	142,454
Class S	—	622,197
Payments for shares redeemed:
Class I	(3,258,460)	(69,776,705)
Class S	(4,985,525)	(5,505,098)
Net increase (decrease) from Fund share transactions	(4,640,615)	(56,605,374)
Net Increase (Decrease) in Net Assets	(7,390,385)	(30,284,521)
Net Assets:
Beginning of period	85,314,978	115,599,499
End of period	$77,924,593	$85,314,978
Undistributed net investment income (loss) at end of period	$358,466	$283,294

See Notes to Financial Statements 12

Notes to Financial Statements Guardian Portfolio
(Unaudited)

Note A-Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2010 was $26,871.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of June 30, 2010, the Fund did not have any unrecognized tax benefits.

13

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2009, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and redemptions in kind were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Gains		Total
2009	2008	2009	2008	2009	2008
$764,651	$845,556	$—	$6,030,504	$764,651	$6,876,060

  As of December 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$283,294	$—	$15,030,766	$(12,515,727)	$2,798,333

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, partnership basis adjustments, capital loss carryforwards and post October loss deferrals.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016	2017
$2,513,390	$9,198,443

  Under current tax law, the use of these losses to offset future gains may be limited.

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2009, the Fund elected to defer $803,894 net capital losses arising between November 1, 2009 and December 31, 2009.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for

14

which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Security lending: A third party, eSecLending, currently serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the fiscal period, no principal had, and none currently has, an exclusive securities lending arrangement with the Fund; as such, the Fund is not guaranteed any particular level of income.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in Quality Fund as of the fiscal period ended June 30, 2010, if any, is reflected in the Fund's Schedule of Investments. The price at which the Fund redeems Quality Fund shares may be less than the price at which the Fund purchased those shares and so the Fund may not receive back from Quality Fund an amount that equals the amount of the collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

  Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended June 30, 2010, the Fund did not receive net income under the securities lending arrangement.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less government supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Derivative instruments: Management has evaluated the requirements of ASC 815 "Derivatives and Hedging" ("ASC 815"), which were effective January 1, 2009 for the Fund. ASC 815 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any

15

derivative instruments during the six months ended June 30, 2010, no additional disclosures pursuant to ASC 815 are required at this time.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

  For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including fees payable to Management with respect to the Fund's Class S shares), but excluding interest, taxes, brokerage commissions,

16

extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2010
Class I	1.00%	12/31/13	$—
Class S	1.25%	12/31/13	41,707

(1)  Expense limitation per annum of the respective class' average daily net assets.

  Each respective class has agreed to repay Management through December 31, 2016 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2010, there was no repayment to Management under its contractual expense limitation. At June 30, 2010, the Fund's Class I shares had no contingent liability to Management under its contractual expense limitation. At June 30, 2010, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2011	2012	2013	Total
Class S	$10,820	$79,295	$41,707	$131,822

  Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and Neuberger were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

  The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund, respectively.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2010, the impact of this arrangement was a reduction of expenses of $1.

17

Note C-Securities Transactions:

  During the six months ended June 30, 2010, there were purchase and sale transactions (excluding short-term securities) of $14,018,698 and $17,720,713, respectively.

  During the six months ended June 30, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D-Fund Share Transactions:

  Share activity for the six months ended June 30, 2010 and for the year ended December 31, 2009 was as follows:

For the Six Months Ended June 30, 2010

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	141,497	—	(195,788)	(54,291)
Class S	77,286	—	(308,872)	(231,586)

For the Year Ended December 31, 2009

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	478,419	9,215	(5,010,166)	(4,522,532)
Class S	947,072	40,455	(409,938)	577,589

Note E-Line of Credit:

  At June 30, 2010, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A facility fee of 0.15% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2010. During the six months ended June 30, 2010, the Fund did not utilize this line of credit.

Note F-Subsequent Events:

  In accordance with the provision set forth in ASC 855, "Subsequent Events" ("ASC 855"), Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through the date the financial statements were available to be issued. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements.

18

Note G—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I

	Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008		2007		2006		2005
	(Unaudited)
Net Asset Value, Beginning of Period	$15.98		$12.45		$21.11		$19.71		$17.50		$16.17
Income From Investment Operations:
Net Investment Income (Loss)[t]	.02		.05		.12		.11		.05		.12
Net Gains or Losses on Securities (both realized and unrealized)	(.58)		3.64		(7.97)		1.35		2.29		1.24
Total From Investment Operations	(.56)		3.69		(7.85)		1.46		2.34		1.36
Less Distributions From:
Net Investment Income	-		(.16)		(.10)		(.06)		(.13)		(.03)
Net Capital Gains	-		-		(.71)		-		-		-
Total Distributions	-		(.16)		(.81)		(.06)		(.13)		(.03)
Net Asset Value, End of Period	$15.42		$15.98		$12.45		$21.11		$19.71		$17.50
Total Returntt	(3.50	)%**	29.69%		(37.24)%		7.39%		13.38%		8.39%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$12.4		$13.7		$67.0		$129.1		$155.0		$175.3
Ratio of Gross Expenses to Average Net Assets#	1.12	%*	1.10%		1.01%		.99%		.99%		1.00%
Ratio of Net Expenses to Average Net Assets	1.12	%*	1.10	%S	1.01	%S	.99	%S	.99	%S	1.00	%S
Ratio of Net Investment Income (Loss) to Average Net Assets	.29	%*	.39%		.65%		.55%		.29%		.71%
Portfolio Turnover Rate	17	%**	30%		32%		38%		23%		32%

See Notes to Financial Highlights 20

Financial Highlights (cont'd)

Class S

	Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007	2006	2005
	(Unaudited)
Net Asset Value, Beginning of Period	$15.89		$12.38	$21.02	$19.67	$17.52	$16.20
Income From Investment Operations:
Net Investment Income (Loss)[t]	.01		.02	.08	.09	.02	.09
Net Gains or Losses on Securities (both realized and unrealized)	(.57)		3.63	(7.92)	1.32	2.26	1.23
Total From Investment Operations	(.56)		3.65	(7.84)	1.41	2.28	1.32
Less Distributions From:
Net Investment Income	—		(.14)	(.09)	(.06)	(.13)	—
Net Capital Gains	—		—	(.71)	—	—	—
Total Distributions	—		(.14)	(.80)	(.06)	(.13)	—
Net Asset Value, End of Period	$15.33		$15.89	$12.38	$21.02	$19.67	$17.52
Total Returntt	(3.52	)%**	29.50%	(37.36)%	7.14%	13.02%	8.15%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$65.5		$71.6	$48.6	$32.5	$1.5	$0.4
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.25%	1.25%	1.24%	1.25%	1.25%
Ratio of Net Expenses to Average Net AssetsS	1.25	%*	1.25%	1.25%	1.24%	1.25%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	.16	%*	.16%	.48%	.42%	.11%	.53%
Portfolio Turnover Rate	17	%**	30%	32%	38%	23%	32%

See Notes to Financial Highlights 21

Notes to Financial Highlights Guardian Portfolio
(Unaudited)

tt  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

S  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2010	2009	2008	2007	2006	2005
Guardian Portfolio Class I	-	1.10%	1.01%	.99%	.99%	1.00%
Guardian Portfolio Class S	1.37%	1.38%	1.27%	1.24%	1.25%	1.26%

  After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had the Fund not made such reimbursements or Management not undertaken such actions, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2007
Guardian Portfolio Class S	1.24%

t  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

22

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

23

Neuberger Berman
Advisers Management Trust

International Portfolio

S Class Shares

Semi-Annual Report

June 30, 2010

International Portfolio Manager's Commentary

The Neuberger Berman Advisers Management Trust (AMT) International Portfolio posted a decline but significantly outperformed its benchmark, the MSCI EAFE(R) Index, for the six months ended June 30, 2010.

The international equity market performed well during much of the first half of 2010 but reversed course in mid-April, when volatility intensified on a convergence of economic concerns. The European Union's stabilization package did little to calm fears about the sovereign debt of southern European countries, and data from China and the U.S. compounded Eurozone concerns. In China, an engine of global growth, news about wage increases and monetary tightening—while likely good for China—raised fears about profitability and the strength and resiliency of the global recovery. Weak economic news from the U.S., particularly in housing and employment, added to worries.

Within the MSCI EAFE Index, all sectors closed the period in negative territory. Energy stocks declined most, driven primarily by BP, a large index component. Many other oil-related stocks declined on Gulf of Mexico exposure and industry concerns over the future of deepwater drilling. Financials and Materials stocks were also notably weak for the period, while Information Technology, Consumer Staples and Industrials stocks held up best on a relative basis. From a country perspective, not surprisingly, Greece, Spain and Portugal were among the weakest markets. Denmark and Sweden were strongest, and the only countries reporting positive returns. Within the Portfolio, strong stock selection was a key driver of outperformance. Guided by our Quality at a Reasonable Price (QUARP) discipline, the Portfolio added value in seven of 10 sectors.

While Energy stocks generally suffered during this period, the Portfolio's top contributor was Canadian crude oil and natural gas firm Pacific Rubiales, with appreciation driven by continued exploration success in the Quifa field. Cairn Energy was another top contributor, as contract pricing with refiners was better than expected. Eliminating BP from the Portfolio at the end of April, before much of the stock's slide during its deepwater spill in the Gulf of Mexico, was another beneficial decision. Prosafe, a Norwegian deepwater drilling accommodations firm, was a disappointment, however, declining both on lower utilization rates and concerns about the deepwater segment.

Some of our strongest and weakest performers this period were within Health Care. On the positive side, Nihon Kohden, a Japanese medical equipment manufacturer, and Denmark's Novo Nordisk, a leader in diabetes care, were top contributors. Nihon Kohden raised its outlook based on increased sales, and Novo Nordisk advanced upon FDA approval of a new diabetes treatment. By contrast, Ipsen and Nobel Biocare were significant disappointments, and both stocks are currently under review. Ipsen, the French specialty pharmaceuticals company, was our largest single detractor, announcing a significant delay on a diabetes drug after difficulties in clinical trials. Nobel Biocare, a Swiss dental implants firm, had two disappointing quarters, with exposure to weaker markets such as Spain.

We outperformed the index in Materials stocks, with two Canadian firms among top performers. Eldorado raised guidance on better-than-expected gold mine production, and Silver Wheaton, a silver and precious metals streaming company, also outperformed. On the downside, in Financials, global financial services company HSBC and German exchange company Deutsche Boerse detracted. HSBC showed moderate weakness but is among our larger holdings, while Deutsche Boerse underperformed on weak trading volumes and continued low interest rates, which affects their custody business.

Looking ahead, we believe that international markets may remain volatile throughout 2010. European sovereign debt issues continue to weigh on investors' minds, and growth is likely to be constrained as many European economies move away from stimulus spending toward a period of fiscal retrenchment. With Europe under pressure, the global growth story is more reliant on the U.S. and emerging markets, so we expect investors to be sensitive to economic news and data from these markets. The BP oil spill adds to uncertainty, in that it could have far reaching regulatory, and thus, cost and pricing effects.

Given the uncertainty, we remain fairly defensively positioned. In Europe, we have limited exposure to weaker economies, and are concentrating on global companies that can benefit from a weaker Euro. We remain underweighted (compared to the benchmark) in Japan—a market short on quality companies—and Australia, largely on rich valuations. We are

1

overweighted in emerging markets, and believe, regardless of the noise, that China will generate strong GDP growth and that wage hikes will not threaten the profitability of our holdings. From a sector perspective, our largest underweight is in Financials, where we find little valuation support for less profitable business models under anticipated regulations. We also remain underweighted in the generally low-growth, highly capital-intensive Utilities area, and we are slightly overweighted in Information Technology, where we continue to find opportunities.

Sincerely,

Benjamin Segal
Portfolio Manager

2

International Portfolio

SECTOR ALLOCATION

(% of Total Investments)
Consumer Discretionary	9.5%
Consumer Staples	11.0
Energy	8.0
Financials	15.8
Health Care	7.5
Industrials	14.3
Information Technology	8.6
Materials	11.6
Telecommunication Services	7.2
Short-Term	6.5
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2010
	Date	06/30/2010	1 Year	5 Years	Life of Fund*
International Portfolio	04/29/2005	-4.94%	15.65%	-0.30%	0.49%
MSCI EAFE(R) Index[2]		-12.93%	6.38%	1.35%	1.67%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 04/29/2005.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2009 was 2.01% for Class S shares (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2013.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of May 2010, the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is translated into U.S. dollars. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest directly in many securities not included in the above-described index or may not invest in all securities included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

(c) 2010 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2010 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/10 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL PORTFOLIO

Actual	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During the Period* 1/1/10 - 6/30/10
Class S	$1,000.00	$950.60	$7.25
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.36	$7.50

*  Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments International Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (92.1%)
Australia (1.0%)
2,900	BHP Billiton ADR	$179,771
226,055	iSOFT Group	31,910
		211,681
Austria (0.6%)
898	Schoeller-Bleckmann Oilfield Equipment	40,716
2,200	Vienna Insurance Group Wiener Staedtische Versicherung	91,321
		132,037
Belgium (2.6%)
2,899	Anheuser-Busch InBev	139,388
842	Colruyt SA	198,072
8,750	Telenet Group Holding	229,564
		567,024
Brazil (2.8%)
15,500	Banco Santander Brasil ADR	160,115
4,100	Petroleo Brasileiro ADR	140,712
17,600	Porto Seguro	181,851
1,940	TOTVS SA	143,968
		626,646
Canada (8.7%)
22,200	Bankers Petroleum	146,394	*
12,302	Corus Entertainment, B Shares	217,023
25,200	Eldorado Gold	451,661
11,503	MacDonald, Dettwiler	473,065	*
28,300	Neo Material Technologies	95,171	*
14,100	Pacific Rubiales Energy	316,026	*
11,400	Silver Wheaton	228,418	*
		1,927,758
Chile (0.9%)
6,310	Sociedad Quimica y Minera de Chile ADR, B Shares	205,769
China (1.7%)
483,000	Bank of China, H Shares	243,675
5,300	Changyou.com ADR	137,058	*
		380,733
Denmark (2.2%)
3,637	Novo Nordisk Class B	293,843
3,717	Tryg A/S	195,830
		489,673

NUMBER OF SHARES		VALUE†
France (6.5%)
43,532	Alcatel-Lucent	$110,860	*
3,300	Alstom SA	149,415
4,595	Arkema	159,923
2,930	BNP Paribas	157,636
2,589	CNP Assurances	176,138	E
4,020	Eutelsat Communications	134,580
6,699	Ipsen SA	203,957
6,179	Sodexo	342,915
		1,435,424
Germany (5.2%)
4,671	Deutsche Boerse	283,779
4,130	Fresenius Medical Care	222,832
1,992	Linde AG	209,458
1,330	SMA Solar Technology	136,224
15,515	Tognum AG	289,371
		1,141,664
Hong Kong (1.6%)
5,050	China Mobile ADR	249,521
25,500	Kerry Properties	110,022
		359,543
India (0.3%)
608	State Bank of India GDR	60,437
Ireland (1.0%)
9,305	DCC PLC	210,605
Israel (1.4%)
44,475	Makhteshim-Agan Industries	148,413
3,100	Teva Pharmaceutical Industries ADR	161,169
		309,582
Japan (13.3%)
20,800	Brother Industries	215,930
13,600	Circle K Sunkus	174,383
43,500	GMO Internet	168,098
404	Jupiter Telecommunications	386,792
55	KDDI Corp.	262,167
71	Kenedix Realty Investment	197,716
6,100	Makita Corp.	163,236
8,500	Nifco Inc.	175,271
12,500	Nihon Kohden	232,185
18,500	Nippon Electric Glass	211,909
16,600	NSD Co.	188,275
2,830	Point, Inc.	155,223
4,300	Sankyo Co.	194,366
8,800	Sundrug Co.	213,485
		2,939,036

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Netherlands (9.8%)
5,300	Akzo Nobel	$275,467
4,681	Fugro NV	216,251	E
24,330	Koninklijke Ahold	300,959
5,798	Nutreco Holding	311,339
9,196	Sligro Food Group	265,219
12,783	TNT NV	321,967
17,384	Unilever NV	474,743
		2,165,945
Norway (1.8%)
26,781	DnB NOR	257,585
34,184	Prosafe ASA	136,171
		393,756
South Africa (1.0%)
16,346	MTN Group	214,217
Sweden (0.9%)
8,145	Svenska Handelsbanken, A Shares	199,258
Switzerland (8.4%)
1,598	Bucher Industries	170,007
4,435	Credit Suisse Group	166,744
278	Givaudan SA	236,114
5,210	Nestle SA	251,220
6,100	Nobel Biocare Holding	105,008
1,921	Roche Holding	264,410
227	SGS SA	306,371
3,795	Sulzer AG	353,977
		1,853,851
United Kingdom (20.4%)
55,510	Amlin PLC	319,485
12,072	Antofagasta PLC	140,453
4,900	Avanti Communications Group	32,817	*
29,863	Balfour Beatty	106,213
22,933	Barclays PLC	91,537
49,515	Cairn Energy	304,191	*
9,950	Chemring Group	439,995
14,640	Croda International	219,394
36,647	Experian Group	318,694
5,631	Fidessa Group	111,430
36,422	HSBC Holdings	333,929
29,899	Informa PLC	157,967
48,190	Jazztel PLC	151,108	*
27,165	PureCircle Ltd.	100,011	*
31,689	Reed Elsevier	234,967
75,096	RPS Group	208,996
15,627	Smith & Nephew	147,637
19,960	SOCO International	117,926	*
10,120	Travis Perkins	110,087	*
10,465	Tullow Oil	155,670
212,411	Vodafone Group	437,671
8,300	Willis Group Holdings	249,415
		4,489,593
	Total Common Stocks (Cost $22,201,121)	20,314,232

NUMBER OF SHARES		VALUE†
Preferred Stocks (1.3%)
Brazil (1.3%)
9,700	Net Servicos de	$91,083	*
	Comunicacao ADR
3,945	Ultrapar Participacoes ADR	186,559
	Total Preferred Stocks (Cost $301,365)	277,642
Rights (0.0%)
Belgium (0.0%)
77,560	Ageas VVPR Strip	95	*
112,269	Anheuser-Busch InBev VVPR Strip	412	*
	Total Rights (Cost $43)	507
Warrants (0.0%)
Italy (0.0%)
124,793	UBI Banca (Cost $0)	2,503	*
Short-Term Investments (6.5%)
470,063	Neuberger Berman Securities Lending Quality Fund, LLC	484,165	‡
955,307	State Street Institutional Liquid Reserves Fund Institutional Class	955,307
	Total Short-Term Investments (Cost $1,434,771)	1,439,472
	Total Investments (99.9%) (Cost $23,937,300)	22,034,356	##
	Cash, receivables and other assets, less liabilities (0.1%)	18,337
	Total Net Assets (100.0%)	$22,052,693

See Notes to Schedule of Investments

7

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL PORTFOLIO (UNAUDITED)

Industry	Value†	Percentage of Net Assets
Chemicals	$1,549,709	7.0%
Commercial Banks	1,506,675	6.8%
Oil, Gas & Consumable Fuels	1,367,478	6.2%
Media	1,222,412	5.5%
Insurance	1,214,135	5.5%
Wireless Telecommunication Services	1,163,576	5.3%
Food & Staples Retailing	1,152,118	5.2%
Food Products	1,137,313	5.2%
Software	1,053,796	4.8%
Metals & Mining	1,000,303	4.5%
Pharmaceuticals	923,379	4.2%
Professional Services	625,065	2.8%
Electrical Equipment	575,010	2.6%
Machinery	523,984	2.4%
Health Care Equipment & Supplies	484,830	2.2%
Aerospace & Defense	439,995	2.0%
Diversified Telecommunication Services	413,489	1.9%
Energy Equipment & Services	393,138	1.8%
Hotels, Restaurants & Leisure	342,915	1.5%
Air Freight & Logistics	321,967	1.5%
Diversified Financial Services	283,779	1.3%
Health Care Providers & Services	222,832	1.0%
Office Electronics	215,930	1.0%
Electronic Equipment, Instruments & Components	211,909	1.0%
Industrial Conglomerates	210,605	1.0%
Commercial Services & Supplies	208,996	0.9%
Real Estate Investment Trusts	197,716	0.9%
Leisure Equipment & Products	194,366	0.9%
Auto Components	175,271	0.8%
Internet Software & Services	168,098	0.8%
Capital Markets	166,744	0.8%
Household Durables	163,236	0.7%
Specialty Retail	155,223	0.7%
Beverages	139,800	0.6%
Communications Equipment	110,860	0.5%
Trading Companies & Distributors	110,087	0.5%
Real Estate Management & Development	110,022	0.5%
Construction & Engineering	106,213	0.5%
Health Care Technology	31,910	0.1%
Other Assets—Net	1,457,809	6.6%
	$22,052,693	100.0%

See Notes to Schedule of Investments

8

Notes to Schedule of Investments International Portfolio (Unaudited)

t  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust International Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

  ASC 820 established a three-tier hierarchy of inputs to establish a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

.  Level 1 - quoted prices in active markets for identical investments

.  Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

.  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The Fund's investments in equity securities, for which market quotations are readily available, are generally valued by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

  The following is a description of Level 2 inputs and related valuation techniques used to value certain types of debt securities and short term investments of the Fund:

  Short-Term Investments. Investments in Neuberger Berman Securities Lending Quality Fund, LLC and State Street Institutional Liquid Reserves Fund Institutional Class are valued using the respective fund's daily calculated NAV.

  Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

  For equity securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a fund might reasonably expect to receive on a current sale, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

9

Notes to Schedule of Investments International Portfolio (Unaudited) (cont'd)

  The Fund's investments in foreign securities are generally valued using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices are expressed in local currency values and are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

  The following is a summary, by category of Level, of inputs used to value the Fund's investments as of June 30, 2010:

Assets Valuation Input	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Australia	$179,771	$31,910	$-	$211,681
Austria	-	132,037	-	132,037
Belgium	-	567,024	-	567,024
Brazil	626,646	-	-	626,646
Canada	1,927,758	-	-	1,927,758
Chile	205,769	-	-	205,769
China	137,058	243,675	-	380,733
Denmark	-	489,673	-	489,673
France	-	1,435,424	-	1,435,424
Germany	-	1,141,664	-	1,141,664
Hong Kong	249,521	110,022	-	359,543
India	-	60,437	-	60,437
Ireland	-	210,605	-	210,605
Israel	161,169	148,413	-	309,582
Japan	-	2,939,036	-	2,939,036
Netherlands	-	2,165,945	-	2,165,945
Norway	-	393,756	-	393,756
South Africa	-	214,217	-	214,217
Sweden	-	199,258	-	199,258
Switzerland	-	1,853,851	-	1,853,851
United Kingdom	282,232	4,207,361	-	4,489,593
Total Common Stocks	3,769,924	16,544,308	-	20,314,232

See Notes to Financial Statements

10

Notes to Schedule of Investments International Portfolio (Unaudited) (cont'd)

Assets Valuation Input	Level 1	Level 2	Level 3	Total
Preferred Stocks
Brazil	$277,642	$-	$-	$277,642
Rights
Belgium	507	-	-	507
Warrants
Italy	2,503	-	-	2,503
Short-Term Investments	-	1,439,472	-	1,439,472
Total Investments	$4,050,576	$17,983,780	$-	$22,034,356

  As of the period ending June 30, 2010, certain foreign equity securities transferred from Level 1 to Level 2 as a result of the Fund's valuation policies using Interactive as stated under foreign equity securities above.

##  At June 30, 2010, the cost of investments for U.S. federal income tax purposes was $25,005,906. Gross unrealized appreciation of investments was $359,675 and gross unrealized depreciation of investments was $3,331,225, resulting in net unrealized depreciation of $2,971,550 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

t Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

E  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

11

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL PORTFOLIO
June 30, 2010
Assets
Investments in securities, at value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$21,550,191
Affiliated issuers	484,165
22,034,356
Foreign currency	143,960
Dividends and interest receivable	321,250
Receivable for Fund shares sold	14,625
Receivable from administrator—net (Note B)	19,290
Receivable for securities lending income—net (Note A)	706
Prepaid expenses and other assets	10,963
Total Assets	22,545,150
Liabilities
Payable for collateral on securities loaned (Note A)	278,435
Payable for securities purchased	38,631
Payable for Fund shares redeemed	45,107
Payable to investment manager (Notes A & B)	29,857
Accrued expenses and other payables	100,427
Total Liabilities	492,457
Net Assets at value	$22,052,693
Net Assets consist of:
Paid-in capital	$154,556,711
Undistributed net investment income (loss)	4,641,309
Accumulated net realized gains (losses) on investments	(135,241,850)
Net unrealized appreciation (depreciation) in value of investments	(1,903,477)
Net Assets at value	$22,052,693
Shares Outstanding ($.001 par value; unlimited shares authorized)	2,440,745
Net Asset Value, offering and redemption price per share	$9.04
†Securities on loan, at value:
Unaffiliated issuers	$265,046
*Cost of Investments:
Unaffiliated issuers	$23,457,836
Affiliated issuers	479,464
Total cost of investments	$23,937,300
Total cost of foreign currency	$143,416

See Notes to Financial Statements

12

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL PORTFOLIO
For the Six Months Ended June 30, 2010
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$4,329,463
Interest income—unaffiliated issuers	12,484
Income from securities loaned—net (Note F)	121,989
Foreign taxes withheld	(413,251)
Total income	$4,050,685
Expenses:
Investment management fees (Notes A & B)	1,152,044
Administration fees (Note B)	409,501
Distribution fees (Note B)	341,251
Audit fees	20,282
Custodian fees (Note B)	110,503
Insurance expense	8,748
Legal fees	64,120
Shareholder reports	8,496
Trustees' fees and expenses	23,989
Miscellaneous	15,141
Total expenses	2,154,075
Expenses reimbursed by administrator (Note B)	(104,210)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(5)
Total net expenses	2,049,860
Net investment income (loss)	$2,000,825
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	38,927,716
Foreign currency	(935,382)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(57,614,042)
Affiliated investment securities	4,701
Foreign currency	5,163
Net gain (loss) on investments	(19,611,844)
Net increase (decrease) in net assets resulting from operations	$(17,611,019)

See Notes to Financial Statements

13

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL PORTFOLIO
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$2,000,825	$3,139,595
Net realized gain (loss) on investments	37,992,334	(28,647,693)
Net increase from payments by affiliates (Note B)	—	31,690
Change in net unrealized appreciation (depreciation) of investments	(57,604,178)	112,382,195
Net increase (decrease) in net assets resulting from operations	(17,611,019)	86,905,787
Distributions to Shareholders From (Note A):
Net investment income	-	(10,084,277)
From Fund Share Transactions (Note D):
Proceeds from shares sold	14,085,773	56,338,583
Proceeds from reinvestment of dividends and distributions	-	10,084,277
Payments for shares redeemed	(304,530,652)	(60,070,670)
Redemption fees retained	476	828
Net increase (decrease) from Fund share transactions	(290,444,403)	6,353,018
Net Increase (Decrease) in Net Assets	(308,055,422)	83,174,528
Net Assets:
Beginning of period	330,108,115	246,933,587
End of period	$22,052,693	$330,108,115
Undistributed net investment income (loss) at end of period	$4,641,309	$2,640,484

See Notes to Financial Statements

14

Notes to Financial Statements International Portfolio (Unaudited)

Note A-Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of June 30, 2010, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and

15

profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2009, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, non-taxable dividend income adjustments and passive foreign investment company gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on the net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008
$10,084,277	$—	$—	$—	$10,084,277	$—

  As of December 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$2,679,273	$47,233,202	$(164,805,474)	$(114,892,999)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, partnership basis adjustments, passive foreign investment companies, forward contracts mark to market, return of capital distribution basis adjustments, capital loss carryforwards and post October loss deferrals.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016	2017
$100,624,928	$63,586,529

  Under current tax law, the use of these losses to offset future gains may be limited.

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2009, the Fund elected to defer $594,017 net capital losses arising between November 1, 2009 and December 31, 2009.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment

16

company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Security lending: A third party, eSecLending, currently serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the fiscal period, no principal had, and none currently has, an exclusive securities lending arrangement with the Fund; as such, the Fund is not guaranteed any particular level of income.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in Quality Fund as of the fiscal period ended June 30, 2010, if any, is reflected in the Fund's Schedule of Investments. The price at which the Fund redeems Quality Fund shares may be less than the price at which the Fund purchased those shares and so the Fund may not receive back from Quality Fund an amount that equals the amount of the collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

  Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended June 30, 2010, the Fund received net income under the securities lending arrangement of approximately $121,989, which is reflected in the Statement of Operations under the caption "Income from securities loaned — net," which includes approximately $12,274 of interest income which was earned from Quality Fund.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Redemption of fund shares: The Fund charges a redemption fee of 2% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by the Fund as Paid-in capital. For the six months ended June 30, 2010, the Fund received $476 in redemption fees.

12  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less government supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

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13  Derivative instruments: Management has evaluated the requirements of ASC 815 "Derivatives and Hedging" ("ASC 815"), which were effective January 1, 2009 for the Fund. ASC 815 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended June 30, 2010, no additional disclosures pursuant to ASC 815 are required at this time.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken through December 31, 2013 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 2.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). Moreover, Management has voluntarily committed to reimburse certain expenses, as stated above, for an additional 0.50% per annum of the Fund's average daily net assets to maintain the Fund's Operating Expense at 1.50%. Management may, at its sole discretion, terminate this voluntary reimbursement commitment without notice. For the six months ended June 30, 2010, Management voluntarily reimbursed the Fund $104,210. The Fund has agreed to repay

18

Management through December 31, 2016 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management under the contractual Expense Limitation, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2010, there was no repayment to Management under its contractual expense limitation. At June 30, 2010, the Fund had no contingent liabilities to Management under its contractual expense limitation.

  For the year ended December 31, 2009, the Fund recorded a capital contribution from Management in the amount of $31,690. This amount was paid in connection with losses outside the Fund's direct control incurred in the disposition of foreign currency contracts. Management does not normally make payments for losses incurred in the disposition of foreign currency contracts.

  Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and Neuberger were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

  The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund, respectively.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2010, the impact of this arrangement was a reduction of expenses of $5.

Note C-Securities Transactions:

  During the six months ended June 30, 2010, there were purchase and sale transactions (excluding short-term securities) of $81,841,398 and $360,972,081, respectively.

  During the six months ended June 30, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

19

Note D-Fund Share Transactions:

Share activity for the six months ended June 30, 2010 and for the year ended December 31, 2009 was as follows:

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Shares Sold	1,471,852	7,117,025
Shares Issued on Reinvestment of Dividends and Distributions	—	1,058,161
Shares Redeemed	(33,759,390)	(7,304,006)
Total	(32,287,538)	871,180

Note E-Line of Credit:

  At June 30, 2010, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A facility fee of 0.15% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time.

  At June 30, 2010, the Fund was one of five holders of a single $100,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time.

  The Fund had no loans outstanding pursuant to these lines of credit at June 30, 2010. During the six months ended June 30, 2010, the Fund did not utilize these lines of credit.

Note F-Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2010	Value June 30, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	20,201,248	84,997,899	104,729,084	470,063	$484,165	$12,274

*  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

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Note G-Subsequent Events:

  In accordance with the provision set forth in ASC 855, "Subsequent Events" ("ASC 855"), Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through the date the financial statements were available to be issued. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements.

Note H-Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

21

Financial Highlights

International Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,				Period from April 29, 2005^ to December 31,
	2010		2009	2008	2007	2006	2005
	(Unaudited)
Net Asset Value, Beginning of Period	$9.51		$7.29	$13.61	$14.29	$11.68	$10.00
Income From Investment Operations:
Net Investment Income (Loss)[a]	.07		.09	.32	.13	.10	.07
Net Gains or Losses on Securities (both realized and unrealized)	(.54)		2.43	(6.64)	.30	2.64	1.67
Total From Investment Operations	(.47)		2.52	(6.32)	.43	2.74	1.74
Less Distributions From:
Net Investment Income	-		(.30)	-	(.24)	(.03)	(.01)
Net Capital Gains	-		-	-	(.87)	(.10)	(.06)
Total Distributions	-		(.30)	-	(1.11)	(.13)	(.07)
Redemption Fees[a]	.00		.00	.00	.00	.00	.01
Net Asset Value, End of Period	$9.04		$9.51	$7.29	$13.61	$14.29	$11.68
Total Returntt	(4.94	)%**	34.51%	(46.44)%	3.21%	23.45%	17.50	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$22.1		$330.1	$246.9	$653.7	$338.6	$12.6
Ratio of Gross Expenses to Average Net Assets#	1.50	%*	1.50%	1.53%	1.51%	1.50%	1.51	%*
Ratio of Net Expenses to Average Net Assets[t]	1.50	%*	1.50%	1.53%	1.50%	1.50%	1.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.47	%*	1.13%	2.78%	.85%	.75%	.91	%*
Portfolio Turnover Rate	34	%**	80%	149%	43%	39%	29	%**

See Notes to Financial Highlights

22

Notes to Financial Highlights International Portfolio
(Unaudited)

tt  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2009, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had a .01% impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

t  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,				Period from April 29, 2005^ to December 31,
2010	2009	2008	2007	2006	2005
1.58%	1.66%	1.59%	1.53%	1.67%	5.84%

^  The date investment operations commenced.

a  Calculated based on the average number of shares outstanding during the fiscal period.

*  Annualized.

**  Not Annualized.

23

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

24

Neuberger Berman
Advisers Management Trust

Mid-Cap Growth Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2010

Mid-Cap Growth Portfolio Manager's Commentary

We are pleased to report that, for the six months ended June 30, 2010, the Neuberger Berman Advisers Management Trust (AMT) Mid-Cap Growth Portfolio outperformed its benchmark, the Russell Midcap(R) Growth Index.

The first half of 2010 had two distinct phases. During the first quarter, confidence in the global economic recovery was increasing. China was reporting robust growth, investors appeared to believe that European sovereign debt issues were fairly contained, and U.S. unemployment and housing data appeared to have stabilized somewhat, reducing concerns regarding the consumer. By second quarter, however, deteriorating data and information brought each of these points into question and concerns regarding slower growth and a potential "double dip" recession grew.

While what we consider lower-quality stocks continued to lead the mid-cap market within the more optimistic first quarter, by the second quarter, with the rate of worldwide growth in question, the reversal in quality we had previously anticipated began to take hold. As economic data and confidence weakened and volatility and fear increased, investors returned to the higher-quality, superior growth and earnings potential stocks we tend to own.

Taking the period as a whole, the strongest performing sectors in the benchmark index were the more defensive Health Care and Consumer Staples areas. The weakest performance came from Energy stocks, out of concern across the sector from the BP oil spill and a decline in natural gas prices in the first quarter.

Within the Portfolio, Information Technology (IT) was an area of strength, particularly within digital media. Both Sybase and Dolby Laboratories were top contributors this period. Application software company Sybase was purchased by SAP, and Dolby, the next-generation digital media equipment firm, advanced on strong revenue gains. Rovi Corp. was also beneficial to total return. We also own digital media companies outside IT, including Scripps Networks Interactive and Discovery Communications, and expect digital media to be an area of continued emphasis going forward. While we outperformed significantly across IT, the sector contained some of our largest detractors as well. Companies including Equinix, Marvell, Western Digital, Silicon Laboratories and Varian Semiconductor Equipment disappointed as the market shifted and as concerns regarding continued business spending in this sector grew. We still hold many of these high-quality names, however, and continue to believe in their growth prospects in the longer term.

Energy, the weakest index sector, was another area of relative strength for the Portfolio. Concho Resources, a long-term oil and gas holding company focused on the Permian Basin, was among the top contributors, and Core Laboratories, a firm that helps maximize extraction and production, was also significantly additive. On the other hand, Southwestern Energy and Range Resources detracted. While we pulled back somewhat from allocations as natural gas prices declined, the Portfolio remains overweighted in Energy relative to the benchmark.

Industrials holdings also performed well this period. Year-to-date, high quality steady growers such as medical waste disposal firm Stericycle and industrial and construction supplies distributor Fastenal have started to behave more in line with what we consider their strong fundamentals. This is a tremendous change from last year, when even as they met their numbers, their stocks were punished. Within Industrials, we also continue to emphasize aviation, with names such as Rockwell Collins and Precision Castparts. While these stocks pulled back in the second quarter on the perception of weaker economic growth, we believe they will perform well longer term.

Consumer Discretionary holdings were generally negative for the Portfolio this period. Our defensive secondary education theme declined as proposed legislation posed a potential-though we think unlikely-threat to revenues and profit margins. Penn National Gaming declined after negative earnings surprises, and was sold in favor of WMS Industries. Some specialty retailers also declined, such as Abercrombie & Fitch, on exposure to overseas-especially European-markets. Lower-end retailers such as Ross Stores and Dollar Tree were among top contributors, however, benefiting from strong earnings and as concerns about overall consumer spending increased (suggesting a potential shift in demand to the lower-end stores).

Looking ahead, we recognize that the significant headwinds that captured investors, attention and added risk premium and fear to the markets in second quarter remain-specifically China, Eurozone debt and ongoing serious pressures on

1

U.S. consumers. There are more positive notes to the current market, however. First, while volatility increased, it did so on thin trading volumes, suggesting that investors are not transacting to any great degree. Second, valuations are low, even by historical standards, so while some discount may be justified by conditions, it also represents opportunity, in our view.

Historically, a sustained but muted recovery scenario has typically been good for quality growth portfolios like ours. In terms of positioning, we remain underweighted in Consumer Discretionary, Consumer Staples, Financials and Materials. We remain overweighted in Energy, as previously mentioned. Health Care is a current overweight to which we intend to add opportunistically where we find names that stand to either benefit from reform or are more resilient in a slower growth environment. Finally, we remain overweighted in IT and Telecommunications, where our focus is on digital media and wireless data usage, respectively.

Sincerely,

Kenneth J. Turek
Portfolio Manager

2

Mid-Cap Growth Portfolio

SECTOR ALLOCATION

(% of Total Investments)
Consumer Discretionary	17.5%
Consumer Staples	2.3
Energy	7.9
Financials	4.5
Health Care	13.7
Industrials	16.4
Information Technology	24.5
Materials	2.1
Telecommunication Services	4.0
Short Term	7.1
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2010
	Date	06/30/2010	1 Year	5 Years	10 Years	Life of Fund*
Mid-Cap Growth Portfolio Class I	11/03/1997	-0.42%	21.54%	3.04%	-2.55%	6.38%
Mid-Cap Growth Portfolio Class S2	02/18/2003	-0.53%	21.26%	2.78%	-2.74%	6.22%
Russell Midcap(R) Growth Index[3]		-3.31%	21.30%	1.37%	-1.99%	4.16%
Russell Midcap(R) Index[3]		-2.06%	25.13%	1.22%	4.24%	6.35%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

* Index returns are as of the inception date 11/03/1997.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.01% and 1.27% for Class I and Class S shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.25% for Class S shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2013 for Class I and Class S shares.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  Performance shown prior to February 18, 2003 for the Class S shares is of the Class I shares, which have lower expenses and correspondingly higher returns than the Class S shares.

3  The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 27% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in many securities not included in the above-described indices or may not invest in all securities included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

(c) 2010 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2010 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/10 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID-CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During the Period* 1/1/10 - 6/30/10	Expense Ratio
Class I	$1,000.00	$995.80	$4.95	1.00%
Class S	$1,000.00	$994.70	$6.18	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.84	$5.01	1.00%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Mid-Cap Growth Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE[t]
Common Stocks (97.2%)
Aerospace & Defense (2.0%)
30,000	Precision Castparts	$3,087,600
45,000	Rockwell Collins	2,390,850
		5,478,450
Air Freight & Logistics (1.7%)
80,500	C.H. Robinson Worldwide	4,480,630
Auto Components (0.5%)
70,000	Gentex Corp.	1,258,600
Biotechnology (2.4%)
67,500	Alexion Pharmaceuticals	3,455,325	*
70,000	BioMarin Pharmaceutical	1,327,200	*
70,000	Human Genome Sciences	1,586,200	*
		6,368,725
Capital Markets (1.5%)
39,500	Affiliated Managers Group	2,400,415	*
80,000	SEI Investments	1,628,800
		4,029,215
Chemicals (1.6%)
80,000	Nalco Holding	1,636,800
25,000	Scotts Miracle-Gro Class A	1,110,250
28,500	Sigma-Aldrich	1,420,155
		4,167,205
Commercial Services & Supplies (2.3%)
94,000	Stericycle, Inc.	6,164,520	*
Communications Equipment (2.4%)
45,000	F5 Networks	3,085,650	*
55,000	Juniper Networks	1,255,100	*
75,000	Polycom, Inc.	2,234,250	*
		6,575,000
Computers & Peripherals (1.3%)
65,000	NetApp, Inc.	2,425,150	*
35,000	Western Digital	1,055,600	*
		3,480,750
Diversified Consumer Services (2.3%)
53,500	DeVry, Inc.	2,808,215
16,000	Strayer Education	3,326,240	E
		6,134,455

NUMBER OF SHARES		VALUE[t]
Diversified Financial Services (2.2%)
28,000	IntercontinentalExchange Inc.	$3,164,840	*
100,000	MSCI Inc. Class A	2,740,000	*
		5,904,840
Electrical Equipment (2.7%)
70,000	AMETEK, Inc.	2,810,500
50,000	Roper Industries	2,798,000
102,500	Sensata Technologies Holding	1,638,975	*
		7,247,475
Electronic Equipment, Instruments & Components (4.8%)
62,500	Amphenol Corp. Class A	2,455,000
72,500	Dolby Laboratories Class A	4,545,025	*
90,000	National Instruments	2,860,200
105,000	Trimble Navigation	2,940,000	*
		12,800,225
Energy Equipment & Services (3.3%)
52,500	CARBO Ceramics	3,789,975
26,000	Core Laboratories N.V.	3,837,860
30,000	Oceaneering International	1,347,000	*
		8,974,835
Food Products (1.4%)
73,500	Mead Johnson Nutrition	3,683,820
Health Care Equipment & Supplies (5.0%)
60,000	Edwards Lifesciences	3,361,200	*
8,000	Intuitive Surgical	2,524,960	*
95,000	NuVasive, Inc.	3,368,700	*E
28,000	ResMed Inc.	1,702,680	*
110,000	Volcano Corp.	2,400,200	*
		13,357,740
Health Care Providers & Services (3.0%)
100,000	Express Scripts	4,702,000	*
60,000	HMS Holdings	3,253,200	*
		7,955,200
Health Care Technology (1.6%)
36,000	Cerner Corp.	2,732,040	*
70,000	MedAssets Inc.	1,615,600	*
		4,347,640
Hotels, Restaurants & Leisure (2.6%)
42,500	Hyatt Hotels Class A	1,576,325	*
40,000	Royal Caribbean Cruises	910,800	*E
116,500	WMS Industries	4,572,625	*
		7,059,750

See Notes to Schedule of Investments 6

NUMBER OF SHARES		VALUE[t]
Household Durables (0.7%)
37,500	Stanley Black & Decker	$1,894,500
Household Products (1.0%)
44,000	Church & Dwight	2,759,240
Internet Software & Services (2.6%)
34,000	Equinix, Inc.	2,761,480	*
55,000	Rackspace Hosting	1,008,700	*
68,000	VistaPrint NV	3,229,320	*
		6,999,500
IT Services (2.4%)
30,000	Alliance Data Systems	1,785,600	*E
68,000	Cognizant Technology Solutions Class A	3,404,080*
40,000	Hewitt Associates Class A	1,378,400	*
		6,568,080
Leisure Equipment & Products (0.6%)
37,500	Hasbro, Inc.	1,541,250
Life Science Tools & Services (0.4%)
25,000	Life Technologies	1,181,250	*
Machinery (3.6%)
37,500	Cummins Inc.	2,442,375
90,000	Danaher Corp.	3,340,800
22,500	Flowserve Corp.	1,908,000
60,000	Pall Corp.	2,062,200
		9,753,375
Media (1.4%)
52,500	Discovery Communications Class A	1,874,775*
45,000	Scripps Networks Interactive Class A	1,815,300
		3,690,075
Metals & Mining (0.6%)
35,000	Cliffs Natural Resources	1,650,600
Multiline Retail (2.2%)
82,500	Dollar Tree	3,434,475	*
79,000	Nordstrom, Inc.	2,543,010
		5,977,485
Oil, Gas & Consumable Fuels (4.9%)
123,000	Concho Resources	6,805,590	*
57,500	Range Resources	2,308,625
50,000	Southwestern Energy	1,932,000	*
27,500	Whiting Petroleum	2,156,550	*
		13,202,765

NUMBER OF SHARES		VALUE[t]
Pharmaceuticals (2.0%)
67,500	Salix Pharmaceuticals	$2,634,525	*
60,000	Warner Chilcott Class A	1,371,000	*
33,100	Watson Pharmaceuticals	1,342,867	*
		5,348,392
Professional Services (1.1%)
96,500	Verisk Analytics Class A	2,885,350	*
Real Estate Management & Development (1.0%)
40,000	Jones Lang LaSalle	2,625,600
Road & Rail (1.1%)
87,000	J.B. Hunt Transport Services	2,842,290
Semiconductors & Semiconductor Equipment (5.8%)
81,000	Analog Devices	2,256,660
146,000	Avago Technologies	3,074,760	*
151,600	Marvell Technology Group	2,389,215	*
110,000	Microchip Technology	3,051,400	E
60,000	Silicon Laboratories	2,433,600	*
80,000	Varian Semiconductor Equipment	2,292,800*
		15,498,435
Software (6.3%)
90,000	ANSYS, Inc.	3,651,300	*
45,000	Citrix Systems	1,900,350	*
100,000	Informatica Corp.	2,388,000	*
62,500	MICROS Systems	1,991,875	*
82,500	Rovi Corp.	3,127,575	*
25,000	Salesforce.com, Inc.	2,145,500	*
45,000	Solera Holdings	1,629,000
		16,833,600
Specialty Retail (6.8%)
46,000	Abercrombie & Fitch Class A	1,411,740
82,000	Bed Bath & Beyond	3,040,560	*
42,500	Dick's Sporting Goods	1,057,825	*
69,500	J Crew Group	2,558,295	*
70,000	Ross Stores	3,730,300
125,000	Urban Outfitters	4,298,750	*
84,000	Williams-Sonoma	2,084,880
		18,182,350
Textiles, Apparel & Luxury Goods (1.3%)
65,000	Coach, Inc.	2,375,750
15,000	Polo Ralph Lauren	1,094,400
		3,470,150

See Notes to Schedule of Investments 7

NUMBER OF SHARES		VALUE[t]
Trading Companies & Distributors (2.6%)
86,000	Fastenal Co.	$4,316,340
27,500	W.W. Grainger	2,734,875
		7,051,215
Wireless Telecommunication Services (4.2%)
65,000	American Tower Class A	2,892,500	*
77,500	NII Holdings	2,520,300	*
175,000	SBA Communications Class A	5,951,750	*
		11,364,550
	Total Common Stocks (Cost $201,464,212)	260,789,127
Short-Term Investments (7.4%)
11,899,266	Neuberger Berman Securities Lending Quality Fund, LLC	12,256,244	[t]
7,579,122	State Street Institutional Liquid Reserves Fund Institutional Class	7,579,122
	Total Short-Term Investments (Cost $19,716,373)	19,835,366
	Total Investments (104.6%) (Cost $221,180,585)	280,624,493	##
	Liabilities, less cash, receivables and other assets [(4.6%)]	(12,383,415)
	Total Net Assets (100.0%)	$268,241,078

See Notes to Schedule of Investments 8

Notes to Schedule of Investments Mid-Cap Growth Portfolio (Unaudited)

t  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

  ASC 820 established a three-tier hierarchy of inputs to establish a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

.  Level 1 - quoted prices in active markets for identical investments

.  Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

.  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The Fund's investments in equity securities, for which market quotations are readily available, are generally valued by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

  The following is a description of Level 2 inputs and related valuation techniques used to value certain types of debt securities and short term investments of the Fund:

Short-Term Investments. Investments in Neuberger Berman Securities Lending Quality Fund, LLC and State Street Institutional Liquid Reserves Fund Institutional Class are valued using the respective fund's daily calculated NAV.

  Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

  For equity securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a fund might reasonably expect to receive on a current sale, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements 9

Notes to Schedule of Investments Mid-Cap Growth Portfolio (Unaudited) (cont'd)

  The Fund's investments in foreign securities are generally valued using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices are expressed in local currency values and are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

  The following is a summary, by category of Level, of inputs used to value the Fund's investments as of June 30, 2010:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$260,789,127	$-	$-	$260,789,127
Short-Term Investments	-	19,835,366	-	19,835,366
Total Investments	$260,789,127	$19,835,366	$-	$280,624,493

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

##  At June 30, 2010, the cost of investments for U.S. federal income tax purposes was $222,452,226. Gross unrealized appreciation of investments was $63,120,461 and gross unrealized depreciation of investments was $4,948,194, resulting in net unrealized appreciation of $58,172,267, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

E  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

t  Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements 10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID-CAP GROWTH PORTFOLIO
June 30, 2010
Assets
Investments in securities, at value*[t] (Notes A & F)-see Schedule of Investments:
Unaffiliated issuers	$268,368,249
Affiliated issuers	12,256,244
280,624,493
Dividends and interest receivable	65,613
Receivable for securities sold	335,051
Receivable for Fund shares sold	184,094
Receivable for securities lending income-net (Note A)	4,674
Prepaid expenses and other assets	17,289
Total Assets	281,231,214
Liabilities
Payable for collateral on securities loaned (Note A)	12,137,251
Payable for securities purchased	337,697
Payable for Fund shares redeemed	214,050
Payable to investment manager (Notes A & B)	127,574
Payable to administrator-net (Note B)	75,774
Accrued expenses and other payables	97,790
Total Liabilities	12,990,136
Net Assets at value	$268,241,078
Net Assets consist of:
Paid-in capital	$389,589,854
Undistributed net investment income (loss)	(770,594)
Accumulated net realized gains (losses) on investments	(180,022,091)
Net unrealized appreciation (depreciation) in value of investments	59,443,909
Net Assets at value	$268,241,078
Net Assets
Class I	$224,698,232
Class S	43,542,846
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	10,618,957
Class S	2,096,997
Net Asset Value, offering and redemption price per share
Class I	$21.16
Class S	20.76
[t]Securities on loan, at value:
Unaffiliated issuers	$11,875,590
*Cost of Investments:
Unaffiliated issuers	$209,043,334
Affiliated issuers	12,137,251
Total cost of investments	$221,180,585

See Notes to Financial Statements 11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID-CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2010
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$663,772
Interest income-unaffiliated issuers	4,004
Income from securities loaned-net (Note F)	36,734
Foreign taxes withheld	(936)
Total income	$703,574
Expenses:
Investment management fees (Notes A & B)	775,885
Administration fees (Note B):
Class I	356,250
Class S	69,402
Distribution fees (Note B):
Class S	57,835
Audit fees	20,282
Custodian fees (Note B)	51,932
Insurance expense	11,704
Legal fees	57,368
Reimbursement of expenses previously assumed by administrator (Note B)	724
Shareholder reports	37,117
Trustees' fees and expenses	23,989
Miscellaneous	11,687
Total expenses	1,474,175
Expenses reduced by custodian fee expense offset arrangement (Note B)	(7)
Total net expenses	1,474,168
Net investment income (loss)	$(770,594)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	16,671,468
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(17,304,673)
Affiliated investment securities	118,993
Net gain (loss) on investments	(514,212)
Net increase (decrease) in net assets resulting from operations	$(1,284,806)

See Notes to Financial Statements 12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID-CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(770,594)	$(618,958)
Net realized gain (loss) on investments	16,671,468	(22,907,308)
Change in net unrealized appreciation (depreciation) of investments	(17,185,680)	108,221,548
Net increase (decrease) in net assets resulting from operations	(1,284,806)	84,695,282
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	10,608,997	9,223,332
Class S	8,899,674	6,171,251
Payments for shares redeemed:
Class I	(18,976,393)	(194,245,844)
Class S	(8,215,869)	(12,485,211)
Net increase (decrease) from Fund share transactions	(7,683,591)	(191,336,472)
Net Increase (Decrease) in Net Assets	(8,968,397)	(106,641,190)
Net Assets:
Beginning of period	277,209,475	383,850,665
End of period	$268,241,078	$277,209,475
Undistributed net investment income (loss) at end of period	$(770,594)	$-

See Notes to Financial Statements 13

Notes to Financial Statements Mid-Cap Growth Portfolio (Unaudited)

Note A-Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2010 was $123,410.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of ASC 740 "Income Taxes"("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of June 30, 2010, the Fund did not have any unrecognized tax benefits.

14

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2009, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, expiration of capital loss carryforwards, redemptions in kind and partnership basis adjustments were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  As of December 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$74,956,883	$(195,020,853)	$(120,063,970)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, partnership basis adjustments and capital loss carryforwards.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2010	2011	2016	2017
$113,423,118	$11,059,422	$21,770,564	$48,767,749

  Under current tax law, the use of these losses to offset future gains may be limited.

  The Fund had $1,485,097 of capital loss carryforwards that expired during the year ended December 31, 2009.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Security lending: A third party, eSecLending, currently serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a

15

guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the fiscal period, no principal had, and none currently has, an exclusive securities lending arrangement with the Fund; as such, the Fund is not guaranteed any particular level of income.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in Quality Fund as of the fiscal period ended June 30, 2010, if any, is reflected in the Fund's Schedule of Investments. The price at which the Fund redeems Quality Fund shares may be less than the price at which the Fund purchased those shares and so the Fund may not receive back from Quality Fund an amount that equals the amount of the collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

  Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended June 30, 2010, the Fund received net income under the securities lending arrangement of approximately $36,734, which is reflected in the Statement of Operations under the caption "Income from securities loaned - net," which includes approximately $8,697 of interest income which was earned from Quality Fund.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less government supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Derivative instruments: Management has evaluated the requirements of ASC 815 "Derivatives and Hedging" ("ASC 815"), which were effective January 1, 2009 for the Fund. ASC 815 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended June 30, 2010, no additional disclosures pursuant to ASC 815 are required at this time.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters

16

into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

  For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken through December 31, 2013 to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of the Fund's daily net assets (the "Expense Limitation"). For the six months ended June 30, 2010, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2016 for fees and expenses foregone and/or their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitation, and the repayments are made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2010, the Fund's Class S shares reimbursed Management $724, under its contractual expense limitation. At June 30, 2010, the Fund's Class I shares had no contingent liability to Management under its

17

contractual expense limitation. At June 30, 2010, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2012
Class S	$5,390

  Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and Neuberger were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

  The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund, respectively.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2010, the impact of this arrangement was a reduction of expenses of $7.

Note C-Securities Transactions:

  During the six months ended June 30, 2010, there were purchase and sale transactions (excluding short-term securities) of $71,213,993 and $85,888,807, respectively.

  During the six months ended June 30, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D-Fund Share Transactions:

  Share activity for the six months ended June 30, 2010 and for the year ended December 31, 2009 was as follows:

For the Six Months Ended June 30, 2010

	Shares Sold	Shares Redeemed	Total
Class I	464,814	(862,722)	(397,908)
Class S	402,305	(372,563)	29,742

18

For the Year Ended December 31, 2009

	Shares Sold	Shares Redeemed	Total
Class I	542,645	(10,913,134)	(10,370,489)
Class S	362,763	(732,753)	(369,990)

Note E-Line of Credit:

  At June 30, 2010, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A facility fee of 0.15% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2010. During the six months ended June 30, 2010, the Fund did not utilize this line of credit.

Note F-Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2010	Value June 30, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	9,226,325	42,475,789	39,802,848	11,899,266	$12,256,244	$8,697

*  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G-Subsequent Events:

  In accordance with the provision set forth in ASC 855, "Subsequent Events" ("ASC 855"), Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through the date the financial statements were available to be issued. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements.

Note H-Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

Mid-Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008		2007		2006		2005
	(Unaudited)
Net Asset Value, Beginning of Period	$21.25		$16.14		$28.50		$23.26		$20.28		$17.83
Income From Investment Operations:
Net Investment Income (Loss)[t]	(.06)		(.03)		(.12)		(.05)		(.02)		(.07)
Net Gains or Losses on Securities (both realized and unrealized)	(.03)		5.14		(12.24)		5.29		3.00		2.52
Total From Investment Operations	(.09)		5.11		(12.36)		5.24		2.98		2.45
Net Asset Value, End of Period	$21.16		$21.25		$16.14		$28.50		$23.26		$20.28
Total Returntt	(.42	)%**	31.66%		(43.37)%		22.53%		14.69%		13.74%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$224.7		$234.1		$345.1		$819.0		$668.1		$622.0
Ratio of Gross Expenses to Average Net Assets#	1.00	%*	1.01%		.92%		.88%		.90%		.92%
Ratio of Net Expenses to Average Net Assets	1.00	%*	1.01	%S	.92	%S	.88	%S	.90	%S	.91	%S
Ratio of Net Investment Income (Loss) to Average Net Assets	(.50	)%*	(.16)%		(.51)%		(.20)%		(.10)%		(.36)%
Portfolio Turnover Rate	26	%**	67%		62%		56%		48%		64%

See Notes to Financial Highlights 20

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007	2006	2005
	(Unaudited)
Net Asset Value, Beginning of Period	$20.87		$15.89	$28.13	$23.02	$20.11	$17.73
Income From Investment Operations:
Net Investment Income (Loss)[t]	(.08)		(.08)	(.17)	(.12)	(.08)	(.11)
Net Gains or Losses on Securities (both realized and unrealized)	(.03)		5.06	(12.07)	5.23	2.99	2.49
Total From Investment Operations	(.11)		4.98	(12.24)	5.11	2.91	2.38
Net Asset Value, End of Period	$20.76		$20.87	$15.89	$28.13	$23.02	$20.11
Total Returntt	(.53	)%**	31.34%	(43.51)%	22.20%	14.47%	13.42%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$43.5		$43.2	$38.7	$68.9	$35.6	$22.8
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.25%	1.18%	1.14%	1.15%	1.18%
Ratio of Net Expenses to Average Net AssetsS	1.25	%*	1.25%	1.17%	1.13%	1.15%	1.16%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.76	)%*	(.44)%	(.77)%	(.47)%	(.36)%	(.61)%
Portfolio Turnover Rate	26	%**	67%	62%	56%	48%	64%

See Notes to Financial Highlights 21

Notes to Financial Highlights Mid-Cap Growth Portfolio (Unaudited)

tt  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

S  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2009	2008	2007	2006	2005
Mid-Cap Growth Portfolio Class I	1.01%	.92%	.88%	.90%	.92%
Mid-Cap Growth Portfolio Class S	1.27%	1.17%	1.13%	1.15%	1.17%

  After reimbursement of expenses previously paid by Management. Had the Fund not made such reimbursements, the annualized ratio of net expenses to average daily net assets would have been:

Six Months Ended June 30, 2010
Mid-Cap Growth Portfolio Class S	1.25%

t  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

22

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

23

Neuberger Berman
Advisers Management Trust

Partners Portfolio

I Class Shares

Semi-Annual Report

June 30, 2010

Partners Portfolio Manager's Commentary

Over much of the past year, equity markets turned in a strong performance driven by optimism about the global economic recovery. However, in late April and May, European sovereign debt woes and an engineered slowdown in China raised fresh concerns about systemic risk and a wobbly global economy. The May 6 "flash crash" also shook investor confidence during that period while the Gulf of Mexico oil spill added to the gloom.

More recently, investor pessimism has spread to the U.S. economic outlook. Talk of a double-dip recession abounds, and reasons cited include: deteriorating economic data, costly regulatory reforms for major industries, the impending wind-down of government stimulus, tight credit, declining stock values, a weak job market and looming tax hikes in 2011-and the negative feedback loop that all of these factors have created. This reversal in investor sentiment resulted in a broad based sell-off and a negative return for the Neuberger Berman Advisers Management Trust (AMT) Partners Portfolio, which lagged its Russell 1000(R) Value Index and S&P 500 Index benchmarks for the six months ended June 30, 2010.

The performance of the Portfolio's Health Care sector investments was neutral relative to the Russell benchmark, with superior stock selection compensating for a modest overweight in this poor performing sector. Zero exposure to Telecommunications, the fourth-worst performing sector in the Russell 1000 Value Index enhanced relative returns. Consumer Discretionary, Consumer Staples and Materials sector holdings penalized relative returns. Major performance contributors included Berkshire Hathaway in the Financials sector, Dr. Pepper Snapple Group in the Consumer Staples sector, and Ship Finance International in the Energy sector (the latter two stocks have been sold). Among our biggest disappointments were Invesco and Moody's in the Financials sector and Petroleo Brasileiro in the Energy sector.

We believe our bear market strategy of upgrading the Portfolio as high-quality opportunities evolved, which benefited shareholders through much of 2009, will ultimately reward shareholders again when the market stabilizes. We have realized profits in a few portfolio companies that have reached our price targets. However, in general we believe that many of the stocks that have performed so well in 2009 remain good long-term values.

In addition, we have recently been finding new opportunities, establishing positions in Coca-Cola, oil services giant Halliburton, and conglomerate Textron. Wall Street's initial reaction to Coca-Cola's acquisition of Coca Cola Enterprises (the primary bottler of Coca-Cola) has been negative, creating, in our opinion, a value opportunity. We think the integration of Coca-Cola Enterprises will over time enhance margins and we like owning a dominant franchise with more than 50% of revenues coming from outside the U.S. Halliburton stock declined due to its rather minor involvement in the major Gulf oil spill. We believe it will not be affected much by any liabilities resulting from the spill and, in our view, the company is now the most attractively valued oil services company. Textron stock has languished due to the concern that a slowing global economy will negatively impact the private jet business, in which Textron enjoys a 50% market share. We are taking the long view, expecting business to rebound with the global economy within the next several years, and we believe Textron can continue to increase market share.

Looking ahead, the pace of economic recovery appears more uncertain, and we are concerned about the extent to which global fiscal and regulatory policies complicate the recovery picture. However, we do not think the economy is headed for a double-dip recession, which is what equity valuations appear to be anticipating.

In our view, recent market performance has been dominated by extreme risk aversion and a short-term trading orientation with seemingly little regard for valuation. In the wake of the second quarter market correction, we see compelling values in most sectors, especially Health Care and economically sensitive and commodity-oriented sectors, such as Energy, Materials and Financials. Overall, we continue to value companies based on "normalized" earnings. At some point, we believe fundamentals and valuation will matter again and that our Portfolio is well positioned for this potential development.

Sincerely,

S. Basu Mullick
Portfolio Manager

1

Partners Portfolio

SECTOR ALLOCATION

(% of Total Investments)
Consumer Discretionary	12.1%
Consumer Staples	7.1
Energy	14.4
Financials	26.6
Health Care	10.1
Industrials	13.6
Information Technology	6.1
Materials	5.0
Utilities	0.7
Short-Term	4.3
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2010
	Date	06/30/2010	1 Year	5 Years	10 Years	Life of Fund*
Partners Portolio	03/22/1994	-9.06%	17.73%	-1.83%	1.63%	6.90%
Russell 1000(R) Value Index[2]		-5.12%	16.92%	-1.64%	2.38%	7.63%
S&P 500 Index[2]		-6.65%	14.43%	-0.79%	-1.59%	6.95%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

* Index returns are as of inception date 03/22/1994.

As stated in the Portfolio's most recent prospectus, the total annual fund operating expense ratio for fiscal year 2009 was 1.06% for Class I shares (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2013.

2

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of the leading companies in leading industries. The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 90% of the total market capitalization of the Russell 3000 Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in many securities not included in the above-described indices or may not invest in all securities included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

(c)  2010 Neuberger Berman Management LLC distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2010 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/10 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST PARTNERS PORTFOLIO

Actual	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During the Period* 1/1/10 - 6/30/10
Class I	$1,000.00	$909.40	$5.26
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.29	$5.56

*  Expenses are equal to the annualized expense ratio of 1.11%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Partners Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE[t]
Common Stocks (96.4%)
Aerospace & Defense (2.1%)
28,100	Boeing Co.	$1,763,275
Automobiles (1.5%)
59,000	Harley-Davidson	1,311,570
Beverages (0.4%)
7,700	Coca-Cola	385,924
Building Products (3.1%)
57,600	Masco Corp.	619,776
66,300	Owens Corning	1,983,033	*
		2,602,809
Capital Markets (5.9%)
8,700	Goldman Sachs Group	1,142,049
91,600	Invesco Ltd.	1,541,628
54,100	Morgan Stanley	1,255,661
30,500	State Street	1,031,510
		4,970,848
Commercial Banks (4.3%)
99,700	Fifth Third Bancorp	1,225,313
40,700	SunTrust Banks	948,310
57,700	Wells Fargo	1,477,120
		3,650,743
Computers & Peripherals (1.8%)
35,100	Hewlett-Packard	1,519,128
Construction & Engineering (1.2%)
53,800	Chicago Bridge & Iron	1,011,978	*
Consumer Finance (3.0%)
44,800	American Express	1,778,560
18,500	Capital One Financial	745,550
		2,524,110
Diversified Financial Services (8.8%)
188,700	Bank of America	2,711,619
399,223	Citigroup Inc.	1,501,078	*
45,100	J.P. Morgan Chase	1,651,111
80,700	Moody's Corp.	1,607,544
		7,471,352
Electrical Equipment (1.8%)
90,300	ABB Ltd.	1,560,384

NUMBER OF SHARES		VALUE[t]
Energy Equipment & Services (2.8%)
35,800	Halliburton Co.	$878,890
24,900	National Oilwell Varco	823,443
47,800	Weatherford International	628,092	*
		2,330,425
Food & Staples Retailing (1.2%)
33,700	CVS Caremark	988,084
Health Care Equipment & Supplies (3.9%)
105,500	Boston Scientific	611,900	*
29,400	Covidien PLC	1,181,292
28,200	Zimmer Holdings	1,524,210	*
		3,317,402
Health Care Providers & Services (4.2%)
47,000	Aetna Inc.	1,239,860
30,200	AmerisourceBergen Corp.	958,850
28,400	WellPoint Inc.	1,389,612	*
		3,588,322
Household Durables (1.5%)
650	NVR, Inc.	425,770	*
9,500	Whirlpool Corp.	834,290
		1,260,060
Household Products (1.3%)
21,800	Energizer Holdings	1,096,104	*
Independent Power Producers & Energy Traders (0.7%)
26,700	NRG Energy	566,307	*
Industrial Conglomerates (1.8%)
35,700	McDermott International	773,262	*
44,300	Textron Inc.	751,771
		1,525,033
Insurance (4.7%)
29,000	Berkshire Hathaway Class B	2,311,010	*
33,800	MetLife, Inc.	1,276,288
17,000	Principal Financial Group	398,480
		3,985,778
IT Services (1.3%)
34,300	Lender Processing Services	1,073,933

See Notes to Schedule of Investments

5

NUMBER OF SHARES		VALUE[t]
Machinery (3.6%)
12,700	Bucyrus International	$602,615
34,200	Ingersoll-Rand PLC	1,179,558
12,100	Joy Global	606,089
37,500	Terex Corp.	702,750	*
		3,091,012
Media (2.1%)
63,800	McGraw-Hill Cos.	1,795,332
Metals & Mining (4.6%)
12,200	Freeport-McMoRan Copper & Gold	721,386
53,600	Teck Resources Class B	1,585,488
10,900	United States Steel	420,195
9,300	Walter Energy	565,905
42,900	Xstrata PLC	561,761
		3,854,735
Multiline Retail (2.9%)
66,600	J.C. Penney	1,430,568
55,400	Macy's Inc.	991,660
		2,422,228
Oil, Gas & Consumable Fuels (11.8%)
64,200	Canadian Natural Resources	2,133,366
48,600	Cenovus Energy	1,253,394
18,600	EOG Resources	1,829,682
19,400	Peabody Energy	759,122
19,100	Petrohawk Energy	324,127	*
47,100	Petroleo Brasileiro ADR	1,616,472
36,400	Southwestern Energy	1,406,496	*
41,500	Talisman Energy	629,970
		9,952,629
Paper & Forest Products (0.5%)
18,600	International Paper	420,918
Personal Products (4.3%)
66,800	Avon Products	1,770,200
54,700	NBTY, Inc.	1,860,347	*
		3,630,547
Pharmaceuticals (2.1%)
28,900	Shire Limited ADR	1,773,882
Semiconductors & Semiconductor Equipment (1.0%)
29,100	Intel Corp.	565,995
6,800	Lam Research	258,808	*
		824,803

NUMBER OF SHARES		VALUE[t]
Software (2.1%)
24,700	Check Point Software	$728,156	*
	Technologies
47,500	Oracle Corp.	1,019,350
		1,747,506
Specialty Retail (4.1%)
44,300	Best Buy	1,499,998
25,000	Limited, Inc.	551,750
69,800	Lowe's Cos.	1,425,316
		3,477,064
	Total Common Stocks (Cost $65,385,047)	81,494,225
Short-Term Investments (4.3%)
3,636,080	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $3,636,080)	3,636,080
	Total Investments (100.7%) (Cost $69,021,127)	85,130,305	##
	Liabilities, less cash, receivables and other assets [(0.7%)]	(597,171)
	Total Net Assets (100.0%)	$84,533,134

See Notes to Schedule of Investments

6

Notes to Schedule of Investments Partners Portfolio (Unaudited)

t  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Partners Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

  ASC 820 established a three-tier hierarchy of inputs to establish a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

.  Level 1 - quoted prices in active markets for identical investments

.  Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

.  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The Fund's investments in equity securities, for which market quotations are readily available, are generally valued by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

  The following is a description of Level 2 inputs and related valuation techniques used to value certain types of debt securities and short term investments of the Fund:

  Short-Term Investments. Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated NAV.

  Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

  For equity securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a fund might reasonably expect to receive on a current sale, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

7

Notes to Schedule of Investments Partners Portfolio (Unaudited) (cont'd)

  The Fund's investments in foreign securities are generally valued using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices are expressed in local currency values and are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

  The following is a summary, by category of Level, of inputs used to value the Fund's investments as of June 30, 2010:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Aerospace & Defense	$1,763,275	$-	$-	$1,763,275
Automobiles	1,311,570	-	-	1,311,570
Beverages	385,924	-	-	385,924
Building Products	2,602,809	-	-	2,602,809
Capital Markets	4,970,848	-	-	4,970,848
Commercial Banks	3,650,743	-	-	3,650,743
Computers & Peripherals	1,519,128	-	-	1,519,128
Construction & Engineering	1,011,978	-	-	1,011,978
Consumer Finance	2,524,110	-	-	2,524,110
Diversified Financial Services	7,471,352	-	-	7,471,352
Electrical Equipment	1,560,384	-	-	1,560,384
Energy Equipment & Services	2,330,425	-	-	2,330,425
Food & Staples Retailing	988,084	-	-	988,084
Health Care Equipment & Supplies	3,317,402	-	-	3,317,402
Health Care Providers & Services	3,588,322	-	-	3,588,322
Household Durables	1,260,060	-	-	1,260,060
Household Products	1,096,104	-	-	1,096,104
Independent Power Producers & Energy Traders	566,307	-	-	566,307
Industrial Conglomerates	1,525,033	-	-	1,525,033
Insurance	3,985,778	-	-	3,985,778
IT Services	1,073,933		-	1,073,933
Machinery	3,091,012	-	-	3,091,012
Media	1,795,332	-	-	1,795,332

See Notes to Financial Statements

8

Notes to Schedule of Investments Partners Portfolio (Unaudited) (cont'd)

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Metals & Mining	$3,292,974	$561,761	$-	$3,854,735
Multiline Retail	2,422,228	-	-	2,422,228
Oil, Gas & Consumable Fuels	9,952,629	-	-	9,952,629
Paper & Forest Products	420,918	-	-	420,918
Personal Products	3,630,547	-	-	3,630,547
Pharmaceuticals	1,773,882	-	-	1,773,882
Semiconductors & Semiconductor Equipment	824,803	-	-	824,803
Software	1,747,506	-	-	1,747,506
Specialty Retail	3,477,064	-	-	3,477,064
Total Common Stocks	80,932,464	561,761	-	81,494,225
Short-Term Investments	-	3,636,080	-	3,636,080
Total Investments	$80,932,464	$4,197,841	$-	$85,130,305

  As of the period ending June 30, 2010, certain foreign equity securities transferred from Level 1 to Level 2 as a result of the Fund's valuation policies using Interactive as stated under foreign equity securities above.

##  At June 30, 2010, the cost of investments for U.S. federal income tax purposes was $70,461,526. Gross unrealized appreciation of investments was $18,993,773 and gross unrealized depreciation of investments was $4,324,994, resulting in net unrealized appreciation of $14,668,779, based on cost for U.S. federal income tax purposes.

*   Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

PARTNERS PORTFOLIO
June 30, 2010
Assets
Investments in securities, at value * (Notes A & F)-see Schedule of Investments:
Unaffiliated issuers	$85,130,305
Foreign currency	31,126
Dividends and interest receivable	42,427
Receivable for Fund shares sold	54,585
Receivable for securities lending income-net (Note A)	50
Prepaid expenses and other assets	18,898
Total Assets	85,277,391
Liabilities
Payable for securities purchased	573,172
Payable for Fund shares redeemed	41,591
Payable to investment manager (Notes A & B)	40,565
Payable to administrator (Note B)	22,126
Accrued expenses and other payables	66,803
Total Liabilities	744,257
Net Assets at value	$84,533,134
Net Assets consist of:
Paid-in capital	$115,698,399
Undistributed net investment income (loss)	533,823
Accumulated net realized gains (losses) on investments	(47,808,533)
Net unrealized appreciation (depreciation) in value of investments	16,109,445
Net Assets at value	$84,533,134
Shares Outstanding ($.001 par value; unlimited shares authorized)	9,465,758
Net Asset Value, offering and redemption price per share	$8.93
*Cost of Investments:
Unaffiliated issuers	$69,021,127
Total cost of foreign currency	$30,101

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

PARTNERS PORTFOLIO
For the Six Months Ended June 30, 2010
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$444,643
Interest income-unaffiliated issuers	1,515
Income from securities loaned-net (Note F)	1,055
Foreign taxes withheld	(7,743)
Total income	$439,470
Expenses:
Investment management fees (Notes A & B)	265,615
Administration fees (Note B)	144,879
Audit fees	20,299
Custodian fees (Note B)	25,270
Insurance expense	7,212
Legal fees	29,928
Shareholder reports	15,867
Trustees' fees and expenses	23,989
Miscellaneous	3,957
Total expenses	537,016
Expenses reduced by custodian fee expense offset arrangement (Note B)	(6)
Total net expenses	537,010
Net investment income (loss)	$(97,540)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	6,222,120
Foreign currency	(2,529)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(14,441,069)
Foreign currency	226
Net gain (loss) on investments	(8,221,252)
Net increase (decrease) in net assets resulting from operations	$(8,318,792)

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	PARTNERS PORTFOLIO
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(97,540)	$587,217
Net realized gain (loss) on investments	6,219,591	(47,548,731)
Change in net unrealized appreciation (depreciation) of investments	(14,440,843)	133,748,801
Net increase (decrease) in net assets resulting from operations	(8,318,792)	86,787,287
Distributions to Shareholders From (Note A):
Net investment income	-	(2,064,013)
Net realized gain on investments	-	(9,167,082)
Total distributions to shareholders	-	(11,231,095)
From Fund Share Transactions (Note D):
Proceeds from shares sold	10,451,822	29,636,602
Proceeds from reinvestment of dividends and distributions	-	11,231,095
Payments for shares redeemed	(14,347,172)	(237,555,835)
Net increase (decrease) from Fund share transactions	(3,895,350)	(196,688,138)
Net Increase (Decrease) in Net Assets	(12,214,142)	(121,131,946)
Net Assets:
Beginning of period	96,747,276	217,879,222
End of period	$84,533,134	$96,747,276
Undistributed net investment income (loss) at end of period	$533,823	$631,363

See Notes to Financial Statements

12

Notes to Financial Statements Partners Portfolio (Unaudited)

Note A-Summary of Significant Accounting Policies:

1   General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2   Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3   Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4   Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2010 was $39,897.

5   Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of June 30, 2010, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to

13

differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2009, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, return of capital adjustments, capital gains distributions and redemptions in kind were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

		Distributions Paid From:
Ordinary Income		Long- Term Capital Gain		Total
2009	2008	2009	2008	2009	2008
$2,064,013	$2,583,312	$9,167,082	$64,001,952	$11,231,095	$66,585,264

  As of December 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$631,363	$-	$25,953,095	$(49,430,931)	$(22,846,473)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, partnership basis adjustments, return of capital adjustment and capital loss carryforwards.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2017
$49,430,931

  Under current tax law, the use of these losses to offset future gains may be limited.

6   Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

  It is the policy of the Fund to pass through to its shareholders substantially all Real Estate Investment Trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2009, the Fund estimated these amounts within the financial statements since the information was not available from the REITs until after the Fund's fiscal year-end. For the year ended December 31, 2009, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the most recently completed fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of

14

the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV, where applicable.

7   Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8   Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9   Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10   Security lending: A third party, eSecLending, currently serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the fiscal period, no principal had, and none currently has, an exclusive securities lending arrangement with the Fund; as such, the Fund is not guaranteed any particular level of income.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in Quality Fund as of the fiscal period ended June 30, 2010, if any, is reflected in the Fund's Schedule of Investments. The price at which the Fund redeems Quality Fund shares may be less than the price at which the Fund purchased those shares and so the Fund may not receive back from Quality Fund an amount that equals the amount of the collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

  Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended June 30, 2010, the Fund received net income under the securities lending arrangement of approximately $1,055, which is reflected in the Statement of Operations

15

under the caption "Income from securities loaned - net," which includes approximately $179 of interest income which was earned from Quality Fund.

11   Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less government supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12   Derivative instruments: Management has evaluated the requirements of ASC 815 "Derivatives and Hedging" ("ASC 815"), which were effective January 1, 2009 for the Fund. ASC 815 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended June 30, 2010, no additional disclosures pursuant to ASC 815 are required at this time.

13   Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund.

  Management has contractually undertaken through December 31, 2013 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2010, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2016 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the

16

reimbursement or waived fees. During the six months ended June 30, 2010, there was no repayment to Management under its contractual expense limitation. At June 30, 2010, the Fund had no contingent liability to Management under its contractual expense limitation.

  Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and Neuberger were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

  The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund, respectively.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2010, the impact of this arrangement was a reduction of expenses of $6.

Note C-Securities Transactions:

  During the six months ended June 30, 2010, there were purchase and sale transactions (excluding short-term securities) of $23,268,215 and $26,259,600, respectively.

  During the six months ended June 30, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D-Fund Share Transactions:

Share activity for the six months ended June 30, 2010 and for the year ended December 31, 2009 was as follows:

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Shares Sold	1,028,449	3,400,067
Shares Issued on Reinvestment of Dividends and Distributions	-	1,135,601
Shares Redeemed	(1,418,482)	(25,327,354)
Total	(390,033)	(20,791,686)

17

Note E-Line of Credit:

  At June 30, 2010, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A facility fee of 0.15% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2010. During the six months ended June 30, 2010, the Fund did not utilize this line of credit.

Note F-Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2010	Value June 30, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	455,882	912,206	1,368,088	-	$-	$179

*   Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G-Subsequent Events:

  In accordance with the provision set forth in ASC 855, "Subsequent Events" ("ASC 855"), Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through the date the financial statements were available to be issued. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements.

Note H-Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Partners Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008		2007		2006		2005
	(Unaudited)
Net Asset Value, Beginning of Period	$9.82		$7.11		$20.76		$21.16		$21.41		$18.32
Income From Investment Operations:
Net Investment Income (Loss)[t]	(.01)		.03		.08		.07		.12		.14
Net Gains or Losses on Securities (both realized and unrealized)	(.88)		3.98		(10.78)		1.95		2.33		3.15
Total From Investment Operations	(.89)		4.01		(10.70)		2.02		2.45		3.29
Less Distributions From:
Net Investment Income	-		(.24)		(.09)		(.15)		(.16)		(.19)
Net Capital Gains	-		(1.06)		(2.86)		(2.27)		(2.54)		(.01)
Total Distributions	-		(1.30)		(2.95)		(2.42)		(2.70)		(.20)
Net Asset Value, End of Period	$8.93		$9.82		$7.11		$20.76		$21.16		$21.41
Total Returntt	(9.06	)%**	56.23%		(52.37)%		9.28%		12.24%		18.04%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$84.5		$96.7		$217.9		$526.7		$631.2		$732.0
Ratio of Gross Expenses to Average Net Assets#	1.11	%*	1.05%		.95%		.91%		.91%		.90%
Ratio of Net Expenses to Average Net Assets	1.11	%*	1.05	%S	.94	%S	.90	%S	.91	%S	.89	%S
Ratio of Net Investment Income (Loss) to Average Net Assets	(.20	)%*	.34%		.53%		.33%		.57%		.70%
Portfolio Turnover Rate	25	%**	41%		38%		43%		36%		58%

See Notes to Financial Highlights

19

Notes to Financial Highlights Partners Portfolio (Unaudited)

tt  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

t  Calculated based on the average number of shares outstanding during each fiscal period.

S  After utilization of the Line of Credit (2007) and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, and the Fund had not utilized the Line of Credit the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
2009	2008	2007	2006	2005
1.06%	.94%	.90%	.91%	.89%

*  Annualized.

**  Not Annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

21

Neuberger Berman
Advisers Management Trust

Regency Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2010

Regency Portfolio Manager's Commentary

The bull market supported by optimism about the global economic recovery ended abruptly in late April due, in our opinion, to investor concern over European sovereign debt woes, an engineered slowdown in China, and a decelerating global economy. The May 6 "flash crash" and the Gulf of Mexico oil spill added to the gloom and further eroded investor confidence.

More recently, concern has spread regarding diminished prospects for the U.S. economy. There is now talk of not just an economic slowdown but a double-dip recession, inspired by deteriorating economic data, costly regulatory reforms for major industries, the impending wind-down of government stimulus, tight credit, declining stock values, a weak job market and looming tax hikes in 2011.

This reversal in investor sentiment resulted in a broad based market decline in which seven of 10 Russell Midcap(R) Value sectors recorded losses. The Neuberger Berman Advisers Management Trust (AMT) Regency Portfolio failed to escape the market decline, generating negative performance in the six months ended June 30, 2010 and underperforming its benchmark, the Russell Midcap Value Index.

Industrials and Information Technology (IT) holdings were relative bright spots during the reporting period. Energy sector investments underperformed, and Consumer Discretionary and Consumer Staples holdings declined versus a roughly flat return and a gain for the respective benchmark index sector components. Major performance contributors included Zions Bancorp and Fifth Third Bancorp in the Financials sector and Dr. Pepper Snapple Group in the Consumer Staples sector. Our biggest disappointments included Invesco and Moody's in the Financials sector and Lender Processing Services in the IT sector.

We believe our bear market strategy of upgrading the Portfolio as high-quality opportunities evolve, which benefited shareholders over much of the last year, will ultimately reward shareholders again when the market stabilizes. We have realized profits in a few portfolio companies that have reached our price targets; however, we believe that many of the stocks that have performed so well over the last year remain good long-term values. In addition, we are finding new value opportunities.

In the second quarter, we established positions in iron ore and metallurgical coal producer Cliffs Natural Resources, leading semiconductor equipment manufacturer Lam Research, and newly spun-off gas utility Questar. Cliffs Natural Resources had come down into value range due to investor concern over a global economic slowdown. The company has a great balance sheet and numerous long-term contracts that should help preserve profits even in a less robust economy. Investors had lost their enthusiasm for Lam Research, believing that an economic slowdown would bring a premature end to the capital-goods business cycle. However, we think this cycle is far from over and we like Lam's position in equipment for making the flash memory drives required by new cell phones and products like the Apple iPad. Questar is a spin-off from Questar Energy, primarily a natural gas exploration and production company. Questar has inherited its previous parent company's pipelines and utilities customers, and has a high return on equity and better-than-average earnings growth prospects for a utility. In addition, we believe the company's low payout ratio could lead to dividend increases. Going forward, the pace of economic recovery appears more uncertain, and we are concerned about the extent to which global fiscal and regulatory policies complicate the recovery picture. However, we do not think the economy is headed for a double-dip recession, which is what equity valuations appear to be anticipating.

In our view, market performance in the second quarter was dominated by extreme risk aversion and a short-term trading orientation with seemingly little regard for valuation. In the wake of the second-quarter market correction, we see compelling values in most sectors, especially Health Care and economically sensitive and commodity-oriented sectors such as Energy, Materials and Financials. We continue to value companies based on "normalized" earnings. At some

1

point, in our opinion, fundamentals and valuation will matter again and we believe the Portfolio is well positioned for this potential development.

Sincerely,

S. Basu Mullick
Portfolio Manager

2

Regency Portfolio

SECTOR ALLOCATION

(% of Total Investments)
Consumer Discretionary	12.8%
Consumer Staples	5.8
Energy	12.2
Financials	25.0
Health Care	7.6
Industrials	12.9
Information Technology	5.1
Materials	5.3
Utilities	7.3
Short-Term	6.0
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2010
	Date	06/30/2010	1 Year	5 Years	Life of Fund*
Regency Portfolio Class I	08/22/2001	-2.94%	30.29%	-0.81%	4.44%
Regency Portfolio Class S2	04/29/2005	-3.03%	30.03%	-1.01%	4.31%
Russell Midcap(R) Value Index[3]		-0.88%	28.91%	0.71%	6.11%
Russell Midcap(R) Index[3]		-2.06%	25.13%	1.22%	5.44%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of inception date 08/22/2001.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.08% and 1.30% for Class I and Class S shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.27% for Class S shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2013 for Class I shares and through 12/31/2020 for Class S shares.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  Performance shown prior to April 29, 2005 for the Class S shares is that of the Class I shares, which have lower expenses and correspondingly higher returns than Class S shares.

3  The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which represents approximately 27% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in many securities not included in the above-described indices or may not invest in all securities included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

(c) 2010 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2010 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/10 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST REGENCY PORTFOLIO

Actual	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During the Period* 1/1/10 - 6/30/10	Expense Ratio
Class I	$1,000.00	$970.60	$5.08	1.04%
Class S	$1,000.00	$969.70	$6.10	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.64	$5.21	1.04%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Regency Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE[t]
Common Stocks (93.5%)
Aerospace & Defense (1.0%)
74,800	Embraer-Empresa Brasileira	$1,567,060
	de Aeronautica ADR
Auto Components (3.4%)
71,500	American Axle & Manufacturing Holdings	524,095*
33,300	Lear Corp.	2,204,460	*
75,100	WABCO Holdings	2,364,148	*
		5,092,703
Automobiles (1.3%)
88,800	Harley-Davidson	1,974,024
Beverages (1.8%)
72,700	Dr. Pepper Snapple Group	2,718,253
Building Products (2.9%)
109,500	Masco Corp.	1,178,220
103,900	Owens Corning	3,107,649	*
		4,285,869
Capital Markets (2.0%)
144,000	Invesco Ltd.	2,423,520
28,600	Jefferies Group	602,888
		3,026,408
Commercial Banks (8.2%)
38,100	Comerica Inc.	1,403,223
222,000	Fifth Third Bancorp	2,728,380
57,103	First Horizon National	653,829	*
92,200	KeyCorp	709,018
321,500	Regions Financial	2,115,470
92,400	SunTrust Banks	2,152,920
280,800	Synovus Financial	713,232
80,900	Zions Bancorp	1,745,013
		12,221,085
Construction & Engineering (1.3%)
105,000	Chicago Bridge & Iron	1,975,050	*
Containers & Packaging (1.7%)
122,800	Temple-Inland	2,538,276
Diversified Financial Services (1.7%)
128,900	Moody's Corp.	2,567,688

NUMBER OF SHARES		VALUE[t]
Electric Utilities (3.1%)
52,000	Allegheny Energy	$1,075,360
66,600	DPL Inc.	1,591,740	OO
171,600	NV Energy	2,026,596
		4,693,696
Electronic Equipment, Instruments & Components (2.6%)
44,200	Anixter International	1,882,920	*
85,900	Avnet, Inc.	2,071,049	*
		3,953,969
Energy Equipment & Services (2.6%)
31,600	National Oilwell Varco	1,045,012
56,000	Noble Corp.	1,730,960
25,500	Oceaneering International	1,144,950	*
		3,920,922
Food Products (0.3%)
8,000	J.M. Smucker	481,760
Gas Utilities (1.1%)
101,500	Questar Corp.	1,639,225	*O
Health Care Providers & Services (6.1%)
51,500	Aetna Inc.	1,358,570
89,300	AmerisourceBergen Corp.	2,835,275
48,500	CIGNA Corp.	1,506,410
66,100	Coventry Health Care	1,168,648	*
40,000	MEDNAX, Inc.	2,224,400	*
		9,093,303
Household Durables (2.4%)
107,000	KB HOME	1,177,000
27,400	Whirlpool Corp.	2,406,268
		3,583,268
Household Products (1.5%)
43,500	Energizer Holdings	2,187,180	*
Independent Power Producers & Energy Traders (1.4%)
95,300	NRG Energy	2,021,313	*
Industrial Conglomerates (0.7%)
48,300	McDermott International	1,046,178	*
Insurance (9.1%)
72,900	Assurant, Inc.	2,529,630
62,200	Fidelity National Financial Class A	807,978

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE[t]
98,200	Lincoln National	$2,385,278
21,600	PartnerRe Ltd.	1,515,024
105,000	Principal Financial Group	2,461,200
48,000	StanCorp Financial Group	1,945,920
73,700	W.R. Berkley	1,950,102
		13,595,132
IT Services (1.5%)
70,100	Lender Processing Services	2,194,831
Machinery (5.3%)
40,000	AGCO Corp.	1,078,800	*
39,600	Bucyrus International	1,879,020
58,900	Ingersoll-Rand PLC	2,031,461
21,700	Navistar International	1,067,640	*
101,400	Terex Corp.	1,900,236	*
		7,957,157
Media (2.4%)
43,800	Cablevision Systems	1,051,638
90,900	McGraw-Hill Cos.	2,557,926
		3,609,564
Metals & Mining (3.5%)
25,000	Cliffs Natural Resources	1,179,000
89,600	Teck Resources Class B	2,650,368
38,200	United States Steel	1,472,610
		5,301,978
Multi-Utilities (2.8%)
48,400	Alliant Energy	1,536,216
130,000	CMS Energy	1,904,500
17,100	DTE Energy	779,931
		4,220,647
Multiline Retail (3.2%)
111,400	J.C. Penney	2,392,872
134,100	Macy's Inc.	2,400,390
		4,793,262
Oil, Gas & Consumable Fuels (8.4%)
35,200	Cabot Oil & Gas	1,102,464
102,000	Denbury Resources	1,493,280	*
54,400	Newfield Exploration	2,657,984	*
27,200	Noble Energy	1,640,976
48,133	Ship Finance International	860,618
43,600	Southwestern Energy	1,684,704	*
39,900	Whiting Petroleum	3,128,958	*
		12,568,984
Personal Products (2.2%)
94,600	NBTY, Inc.	3,217,346	*

NUMBER OF SHARES		VALUE[t]
Pharmaceuticals (1.5%)
36,800	Shire Limited ADR	$2,258,784
Real Estate Investment Trusts (3.9%)
12,200	Alexandria Real Estate Equities	773,114
57,200	Annaly Capital Management	980,980
16,726	Boston Properties	1,193,233
36,186	Macerich Co.	1,350,461
21,604	Vornado Realty Trust	1,576,012
		5,873,800
Semiconductors & Semiconductor Equipment (1.0%)
40,000	Lam Research	1,522,400	*
Specialty Retail (1.6%)
108,000	Limited, Inc.	2,383,560
	Total Common Stocks (Cost $119,181,554)	140,084,675
Short-Term Investments (5.9%)
8,896,201	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $8,896,201)	8,896,201
	Total Investments (99.4%) (Cost $128,077,755)	148,980,876	##
	Cash, receivables and other assets, less liabilities (0.6%)	837,874
	Total Net Assets (100.0%)	$149,818,750

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Regency Portfolio
(Unaudited)

t  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Regency Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

  ASC 820 established a three-tier hierarchy of inputs to establish a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

.  Level 1 - quoted prices in active markets for identical investments

.  Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

.  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The Fund's investments in equity securities, for which market quotations are readily available, are generally valued by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

  The following is a description of Level 2 inputs and related valuation techniques used to value certain types of debt securities and short term investments of the Fund:

  Short-Term Investments. Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated NAV.

  Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

  For equity securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a fund might reasonably expect to receive on a current sale, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

8

Notes to Schedule of Investments Regency Portfolio
(Unaudited) (cont'd)

  The Fund's investments in foreign securities are generally valued using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices are expressed in local currency values and are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

  The following is a summary, by category of Level, of inputs used to value the Fund's investments as of June 30, 2010:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$140,084,675	$-	$-	$140,084,675
Short-Term Investments	-	8,896,201	-	8,896,201
Total Investments	$140,084,675	$8,896,201	$-	$148,980,876

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

##   At June 30, 2010, the cost of investments for U.S. federal income tax purposes was $133,331,897. Gross unrealized appreciation of investments was $21,839,723 and gross unrealized depreciation of investments was $6,190,744, resulting in net unrealized appreciation of $15,648,979, based on cost for U.S. federal income tax purposes.

*   Security did not produce income during the last twelve months.

O  All or a portion of this security was purchased on a when-issued basis. At June 30, 2010, these securities amounted to $1,639,225.

OO  All or a portion of this security is segregated in connection with obligations for when-issued purchase commitments.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

REGENCY PORTFOLIO
June 30, 2010
Assets
Investments in securities, at value* (Notes A & F)-see Schedule of Investments:
Unaffiliated issuers	$148,980,876
Cash	739,509
Dividends and interest receivable	163,194
Receivable for Fund shares sold	2,294,119
Receivable for securities lending income-net (Note A)	58
Prepaid expenses and other assets	8,330
Total Assets	152,186,086
Liabilities
Payable for securities purchased	1,730,438
Payable for Fund shares redeemed	453,204
Payable to investment manager (Notes A & B)	69,287
Payable to administrator-net (Note B)	45,817
Accrued expenses and other payables	68,590
Total Liabilities	2,367,336
Net Assets at value	$149,818,750
Net Assets consist of:
Paid-in capital	$200,144,438
Undistributed net investment income (loss)	1,252,650
Accumulated net realized gains (losses) on investments	(72,480,740)
Net unrealized appreciation (depreciation) in value of investments	20,902,402
Net Assets at value	$149,818,750
Net Assets
Class I	$96,938,924
Class S	52,879,826
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	8,146,260
Class S	4,127,176
Net Asset Value, offering and redemption price per share
Class I	$11.90
Class S	12.81
*Cost of Investments:
Unaffiliated issuers	$128,077,755

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

REGENCY PORTFOLIO
For the Six Months Ended June 30, 2010
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$1,001,502
Interest income-unaffiliated issuers	4,081
Income from securities loaned-net (Note F)	2,795
Foreign taxes withheld	(5,078)
Total income	$1,003,300
Expenses:
Investment management fees (Notes A & B)	412,858
Administration fees (Note B):
Class I	137,658
Class S	87,534
Distribution fees (Note B):
Class S	72,945
Audit fees	20,282
Custodian fees (Note B)	35,230
Insurance expense	7,885
Legal fees	31,394
Shareholder reports	16,503
Trustees' fees and expenses	23,989
Miscellaneous	5,742
Total expenses	852,020
Expenses reimbursed by administrator (Note B)	(10,608)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(3)
Total net expenses	841,409
Net investment income (loss)	$161,891
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	7,739,470
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(12,871,173)
Foreign currency	(719)
Net gain (loss) on investments	(5,132,422)
Net increase (decrease) in net assets resulting from operations	$(4,970,531)

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	REGENCY PORTFOLIO
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$161,891	$1,101,007
Net realized gain (loss) on investments	7,739,470	(61,176,748)
Change in net unrealized appreciation (depreciation) of investments	(12,871,892)	121,360,929
Net increase (decrease) in net assets resulting from operations	(4,970,531)	61,285,188
Distributions to Shareholders From (Note A):
Net investment income:
Class I	-	(1,350,470)
Class S	-	(480,269)
Net realized gain on investments:
Class I	-	(1,138,831)
Class S	-	(698,414)
Total distributions to shareholders	-	(3,667,984)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	29,610,795	7,819,794
Class S	7,656,839	50,437,882
Proceeds from reinvestment of dividends and distributions:
Class I	-	2,489,301
Class S	-	1,178,683
Payments for shares redeemed:
Class I	(15,042,905)	(26,673,515)
Class S	(11,285,554)	(143,603,895)
Net increase (decrease) from Fund share transactions	10,939,175	(108,351,750)
Net Increase (Decrease) in Net Assets	5,968,644	(50,734,546)
Net Assets:
Beginning of period	143,850,106	194,584,652
End of period	$149,818,750	$143,850,106
Undistributed net investment income (loss) at end of period	$1,252,650	$1,090,759

See Notes to Financial Statements

12

Notes to Financial Statements Regency Portfolio (Unaudited)

Note A-Summary of Significant Accounting Policies:

1   General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2   Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3   Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4   Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5   Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of June 30, 2010, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and

13

profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2009, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and return of capital distributions from common stocks were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008
$1,830,739	$2,974,256	$1,837,245	$600,374	$3,667,984	$3,574,630

  As of December 31, 2009, components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$1,090,759	$-	$28,307,417	$(74,753,333)	$(45,355,157)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, capital loss carryforwards, partnership basis adjustments, and basis adjustments for common stocks.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2017
$74,753,333

  Under current tax law the use of these losses to offset future gains may be limited.

6   Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

  It is the policy of the Fund to pass through to its shareholders substantially all Real Estate Investment Trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2009, the Fund estimated these amounts within the financial statements since the information was not available from the REITs until after the Fund's fiscal year-end. For the year ended December 31, 2009, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the most recently completed fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the

14

actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV, where applicable.

7   Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8   Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9   Security lending: A third party, eSecLending, currently serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the fiscal period, no principal had, and none currently has, an exclusive securities lending arrangement with the Fund; as such, the Fund is not guaranteed any particular level of income.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in Quality Fund as of the fiscal period ended June 30, 2010, if any, is reflected in the Fund's Schedule of Investments. The price at which the Fund redeems Quality Fund shares may be less than the price at which the Fund purchased those shares and so the Fund may not receive back from Quality Fund an amount that equals the amount of the collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

  Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended June 30, 2010, the Fund received net income under the securities lending arrangement of approximately $2,795, which is reflected in the Statement of Operations under the caption "Income from securities loaned- net," which includes approximately $2,664 of interest income which was earned from Quality Fund.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The

15

Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less government supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12   Derivative instruments: Management has evaluated the requirements of ASC 815 "Derivatives and Hedging" ("ASC 815"), which were effective January 1, 2009 for the Fund. ASC 815 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended June 30, 2010, no additional disclosures pursuant to ASC 815 are required at this time.

13   Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14   Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

  For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such

16

services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2010
Class I	1.50%	12/31/13	$-
Class S	1.25%	12/31/20	10,608

(1)   Expense limitation per annum of the respective class' average daily net assets.

  Each respective class has agreed to repay Management for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2010, there was no repayment to Management under its contractual expense limitation. At June 30, 2010, the Fund's Class I shares had no contingent liability to Management under its contractual expense limitation. At June 30, 2010, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2012	2013	Total
Class S	$32,214	$10,608	$42,822

  Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and Neuberger were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

  The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

17

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund, respectively.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2010, the impact of this arrangement was a reduction of expenses of $3.

Note C-Securities Transactions:

  During the six months ended June 30, 2010, there were purchase and sale transactions (excluding short-term securities) of $35,999,440 and $30,488,896, respectively.

  During the six months ended June 30, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D-Fund Share Transactions:

  Share activity for the six months ended June 30, 2010 and for the year ended December 31, 2009 was as follows:

For the Six Months Ended June 30, 2010

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	2,288,353	-	(1,165,244)	1,123,109
Class S	556,368	-	(801,621)	(245,253)

For the Year Ended December 31, 2009

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	786,392	205,898	(2,669,503)	(1,677,213)
Class S	5,312,175	90,459	(14,020,598)	(8,617,964)

Note E-Line of Credit:

  At June 30, 2010, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A facility fee of 0.15% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2010. During the six months ended June 30, 2010, the Fund did not utilize this line of credit.

18

Note F-Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2010	Value June 30, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	6,542,514	15,568,618	22,111,132	-	$-	$2,664

*   Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G-Subsequent Events:

  In accordance with the provision set forth in ASC 855, "Subsequent Events" ("ASC 855"), Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through the date the financial statements were available to be issued. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements.

Note H-Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

Regency Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008		2007		2006		2005
	(Unaudited)
Net Asset Value, Beginning of Period	$12.26		$8.60		$16.23		$16.21		$15.50		$14.79
Income From Investment Operations:
Net Investment Income (Loss)[t]	.02		.07		.10		.17		.13		.09
Net Gains or Losses on Securities (both realized and unrealized)	(.38)		3.93		(7.53)		.39		1.55		1.59
Total From Investment Operations	(.36)		4.00		(7.43)		.56		1.68		1.68
Less Distributions From:
Net Investment Income	-		(.18)		(.17)		(.08)		(.07)		(.01)
Net Capital Gains	-		(.16)		(.03)		(.46)		(.90)		(.96)
Total Distributions	-		(.34)		(.20)		(.54)		(.97)		(.97)
Net Asset Value, End of Period	$11.90		$12.26		$8.60		$16.23		$16.21		$15.50
Total Returntt	(2.94	)%**	46.56%		(45.82)%		3.30%		11.17%		12.00%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$96.9		$86.1		$74.8		$217.3		$242.0		$220.6
Ratio of Gross Expenses to Average Net Assets#	1.04	%*	1.06%		.97%		.93%		.96%		1.01%
Ratio of Net Expenses to Average Net Assets	1.04	%*	1.06	%S	.96	%S	.92	%S	.95	%S	1.00	%S
Ratio of Net Investment Income (Loss) to Average Net Assets	.30	%*	.67%		.76%		1.03%		.80%		.56%
Portfolio Turnover Rate	21	%**	51%		66%		58%		53%		83%

See Notes to Financial Highlights

20

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,				Period from April 29, 2005^ to December 31,
	2010		2009	2008	2007	2006	2005
	(Unaudited)
Net Asset Value, Beginning of Period	$13.21		$9.22	$17.37	$17.35	$16.56	$14.02
Income From Investment Operations:
Net Investment Income (Loss)[t]	.01		.06	.08	.14	.10	.08
Net Gains or Losses on Securities (both realized and unrealized)	(.41)		4.20	(8.06)	.41	1.66	2.46
Total From Investment Operations	(.40)		4.26	(7.98)	.55	1.76	2.54
Less Distributions From:
Net Investment Income	-		(.11)	(.14)	(.07)	(.07)	-
Net Capital Gains	-		(.16)	(.03)	(.46)	(.90)	-
Total Distributions	-		(.27)	(.17)	(.53)	(.97)	-
Net Asset Value, End of Period	$12.81		$13.21	$9.22	$17.37	$17.35	$16.56
Total Returntt	(3.03	)%**	46.16%	(45.95)%	3.05%	10.94%	18.12	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$52.9		$57.8	$119.7	$151.3	$55.7	$4.7
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.25%	1.23%	1.19%	1.23%	1.25	%*
Ratio of Net Expenses to Average Net AssetsS	1.25	%*	1.25%	1.22%	1.18%	1.23%	1.23	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.08	%*	.61%	.58%	.80%	.56%	.72	%*
Portfolio Turnover Rate	21	%**	51%	66%	58%	53%	83	%O

See Notes to Financial Highlights

21

Notes to Financial Highlights Regency Portfolio (Unaudited)

tt   Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#   The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

S   After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Period from April 29, 2005^ to December 31, 2005
Regency Portfolio Class S	1.32%

  After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the ratios of net expenses to average daily net assets would have been:

Year Ended December 31, 2006
Regency Portfolio Class I	-
Regency Portfolio Class S	1.22%

  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,				Period Ended December 31,
	2010	2009	2008	2007	2006	2005^^
Regency Portfolio Class I	-	1.06%	.96%	.93%	.95%	1.01%
Regency Portfolio Class S	1.29%	1.29%	1.22%	1.18%	1.23%	1.24%

^^   For the year ended December 31, 2005 for Class I. For the period from April 29, 2005 (commencement of operations) to December 31, 2005 for Class S.

^   The date investment operations commenced.

t   Calculated based on the average number of shares outstanding during each fiscal period.

O   Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2005.

*   Annualized.

**   Not annualized.

22

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

23

Neuberger Berman
Advisers Management Trust

Short Duration Bond Portfolio

I Class Shares

Semi-Annual Report

June 30, 2010

Short Duration Bond Portfolio Managers' Commentary

For the six months ended June 30, 2010, Neuberger Berman Advisers Management Trust (AMT) Short Duration Bond Portfolio posted a solid absolute return and outperformed its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index, as well as its previous benchmark, the Merrill Lynch 1-3 Year Treasury Index.*

During the first half of the reporting period, many of the trends that had helped the non-Treasury sectors outperform Treasuries in 2009 continued. These included better-than-expected economic news, benign inflation and indications from the Federal Reserve that it would keep the Fed Funds rate on hold "for an extended period." Against this backdrop, investor risk appetite remained robust as investors appeared to seek out incremental yield in a low-interest-rate environment.

Non-Treasury sectors then experienced a setback during the second half of the reporting period. In our view, this was triggered by a number of factors, including the escalating sovereign debt crisis in Europe, uncertainties surrounding financial reform legislation, the devastating oil spill in the Gulf of Mexico, and some disappointing economic data. Collectively, this triggered a flight to quality in late April and May. During this time, investors gravitated to the perceived safety of Treasuries and sold securities that were viewed as more risky. Despite improving performance by non-Treasury sectors in June, Treasuries generally produced superior results during the second half of the period.

The Portfolio's outperformance during the reporting period was largely due to its exposure to structured products. While they could not avoid the downdraft in April and May, overall, the Portfolio's commercial mortgage-backed securities, non-agency mortgage-backed securities and asset-backed securities generated strong returns during the six-month reporting period. Also enhancing the Portfolio's performance was its positioning within the investment-grade corporate bond market. In particular, the Portfolio's financial and, to a lesser extent, industrial bonds positively contributed to results. Somewhat detracting from performance was the Portfolio's defensive posture in relation to duration (or sensitivity to interest rate movements), which was shorter (and thus less sensitive) than that of the benchmark. This was not rewarded as Treasury yields moved lower during the reporting period.

A number of adjustments were made to the Portfolio over the last six months. For example, we pared its exposure to investment-grade financial bonds in order to capture profits. The proceeds of those sales were typically used to selectively purchase high-quality industrial bonds that we felt had compelling risk/reward characteristics. We also gained profits by reducing the Portfolio's exposure to commercial mortgage-backed securities, as they performed extremely well over the period. In contrast, we increased our Treasury exposure in order to further diversify the Portfolio and reduce its overall risk exposure.

Looking ahead, we believe that the U.S. will avoid a double-dip recession. However, we also believe that the headwinds associated with continued high unemployment and strains in the housing market will lead to moderating growth in the second half of the year. We believe this environment, combined with historically low interest rates and modest inflation, will support the non-Treasury bond sectors. As such, we plan to maintain an overweight exposure to these sectors. We also anticipate maintaining our defensive duration posture.

Sincerely,

Thomas Sontag, Michael Foster and Richard Grau
Portfolio Co-Managers

*  As of April 30, 2010, the Fund's broad-based index used for comparison purposes was changed to the Barclays Capital 1-3 Year U.S. Government/Credit Index, which more closely resembles the characteristics of the Fund's investments.

1

Short Duration Bond Portfolio

RATING SUMMARY OF THE FUND'S PORTFOLIO HOLDINGS*

(% of total investments)
S&P
AAA/Government/Government Agency	54.4%
AA	2.9
A	11.5
BBB	12.7
BB	0.3
B	3.6
CCC	4.2
CC	1.7
D	0.2
Short-Term 3.9

*  Standard & Poor's (S&P) is the primary independent rating agency; Moody's Investors Services, Inc. (Moody's) and Fitch Inc. (Fitch) are secondary independent rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings from Moody's and Fitch and internal ratings are shown below. All ratings are as of the report date and do not reflect any subsequent changes in ratings.

RATING SUMMARY

(% of total investments)
	Moody's/Fitch	Internal
AAA or Aaa	4.5%	0%
AA or Aa	0.1	0

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2010
	Date	06/30/2010	1 Year	5 Years	10 Years	Life of Fund*
Short Duration Bond Portfolio Class I	09/10/1984	3.48%	11.54%	2.21%	3.37%	5.79%
Barclays Capital 1-3 Year U.S. Government/Credit Index[2]		1.95%	3.77%	4.52%	4.76%	6.64%
Merrill Lynch 1-3 Year U.S. Treasury Index[2]		1.87%	2.69%	4.24%	4.37%	6.46%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 09/10/1984.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2009 was 0.79% for Class I shares (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2013.

The Fund's broad-based index used for comparison purposes has been changed from the Merrill Lynch 1-3 Year Treasury Index to the Barclays Capital 1-3 Year U.S. Government/Credit Index because the new index more closely resembles the characteristics of the Fund's investments.

2

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  The Barclays Capital 1-3 Year U.S. Government/Credit Index includes all bonds in the U.S. Government Credit Index with at least one to three years to maturity. The U.S. Government Credit Index includes all securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest in many securities not included in the above-described index or may not invest in all securities included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

(c) 2010 Neuberger Berman Management LLC distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2010 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/10 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During the Period* 1/1/10 - 6/30/10
Class I	$1,000.00	$1,034.80	$3.99
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.88	$3.96

*  Expenses are equal to the annualized expense ratio of .79%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Short Duration Bond Portfolio
(Unaudited)

PRINCIPAL AMOUNT		VALUE[t]
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (35.3%)
$4,000,000	U.S. Treasury Bills, 0.01%, due 7/29/10	$3,999,480
9,900,000	U.S. Treasury Notes, 4.75%, due 3/31/11	10,227,938	oo
41,000,000	U.S. Treasury Notes, 1.00%, due 9/30/11	41,281,875
19,000,000	U.S. Treasury Notes, 1.38%, due 4/15/12	19,285,741
38,660,000	U.S. Treasury Notes, 3.88%, due 10/31/12	41,526,291
7,500,000	U.S. Treasury Notes, 2.00%, due 11/30/13	7,699,215
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $122,991,865)	124,020,540
U.S. Government Agency Securities (4.9%)
8,500,000	Citigroup Funding, Inc., Guaranteed FDIC Floating Rate Medium-Term Notes, 0.83%, due 9/30/10	8,495,112	mooO
8,450,000	Wells Fargo & Co., Guaranteed FDIC Floating Rate Notes, 0.76%, due 9/15/10	8,503,345	mO
	Total U.S. Government Agency Securities (Cost $16,950,000)	16,998,457
Mortgage-Backed Securities (30.3%)
Adjustable Alt-A Jumbo Balance (2.0%)
11,544,809	Bear Stearns ALT-A Trust, Ser. 2007-1, Class 21A1, 5.45%, due 7/1/10	6,924,542	[m]
Adjustable Alt-A Mixed Balance (1.1%)
2,905,321	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 3.23%, due 7/1/10	1,947,136	[m]
3,193,110	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.56%, due 7/1/10	2,090,510	[m]
		4,037,646
Adjustable Alt-B Mixed Balance (0.3%)
1,553,280	Lehman XS Trust, Floating Rate, Ser. 2005-1, Class 2A1, 1.84%, due 7/1/10	1,087,776	[m]
Adjustable Conforming Balance (0.7%)
3,304,895	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.05%, due 7/1/10	2,313,526	moo
Adjustable Jumbo Balance (7.5%)
1,416,223	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.01%, due 7/1/10	1,053,785	moo
4,053,457	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.15%, due 7/1/10	3,215,690	[m]
7,076,782	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR3, Class 2A1A, 5.74%, due 7/1/10	3,768,401	moo
3,534,921	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 3.06%, due 7/1/10	3,437,625	[m]
18,000,000	Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-AR16, Class 4A2, 3.62%, due 7/1/10	14,973,102	[m]
		26,448,603
Adjustable Mixed Balance (2.2%)
3,854,639	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB5, Class 2A1, 5.61%, due 7/1/10	2,292,373	[m]
2,610,174	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.73%, due 7/1/10	2,299,623	[m]
3,233,626	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.45%, due 7/1/10	2,787,246	[m]
629,338	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.47%, due 7/1/10	406,216	[m]
		7,785,458

See Notes to Schedule of Investments

5

PRINCIPAL AMOUNT		VALUE[t]
Commercial Mortgage-Backed (13.2%)
$3,012,168	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A1, 5.69%, due 7/10/44	$3,043,439	-oo
1,387,159	Banc of America Commercial Mortgage, Inc., Ser. 2005-6, Class A1, 5.00%, due 9/10/47	1,390,976
4,760,442	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2006-PW14, Class A1, 5.04%, due 12/11/38	4,855,163	oo
4,939,248	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A1, 5.10%, due 9/15/40	5,036,824	oo
4,782,279	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	4,934,033	oo
1,171,118	GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2, 4.85%, due 7/10/45	1,170,319
3,583,103	GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class AAB, 4.70%, due 12/10/41	3,744,302
1,538,995	Greenwich Capital Commercial Funding Corp., Ser. 2002-C1, Class A3, 4.50%, due 1/11/17	1,576,703	oo
460,016	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A1, 6.02%, due 7/1/10	460,592	[m]
7,150,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2002-CIB4, Class C, 6.45%, due 5/12/34	7,339,089
2,593,122	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A1, 5.65%, due 6/15/49	2,633,853
876,579	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1, 5.48%, due 3/15/32	883,267
3,784,748	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A1, 4.28%, due 8/12/48	3,816,032	oo
300,548	Morgan Stanley Capital I, Ser. 2005-HQ6, Class A1, 4.65%, due 8/13/42	300,391
2,440,553	Morgan Stanley Capital I, Ser. 2006-T21, Class A1, 4.93%, due 10/12/52	2,439,018
2,563,059	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C7, Class A1, 4.24%, due 10/15/35	2,586,623	[n]
		46,210,624
Mortgage-Backed Non-Agency (1.6%)
1,389,527	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	1,367,519	noo
3,580,284	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	3,541,198	[n]
664,885	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	628,778	[n]
		5,537,495
Fannie Mae (0.5%)
1,599,710	Whole Loan, Ser. 2004-W8, Class PT, 10.83%, due 7/1/10	1,782,247	moo
Freddie Mac (1.2%)
10,386	Pass-Through Certificates, 10.00%, due 4/1/20	12,021
2,197,907	Pass-Through Certificates, 8.00%, due 11/1/26	2,530,186
1,478,350	Pass-Through Certificates, 8.50%, due 10/1/30	1,730,197
		4,272,404
	Total Mortgage-Backed Securities (Cost $123,707,613)	106,400,321
Corporate Debt Securities (20.3%)
Banks (8.6%)
4,100,000	Bear Stearns Cos. LLC, Senior Unsecured Notes, 5.35%, due 2/1/12	4,334,627
2,200,000	Bear Stearns Cos. LLC, Senior Unsecured Medium-Term Notes, Ser. B, 6.95%, due 8/10/12	2,413,110
6,930,000	Citigroup, Inc., Senior Unsecured Notes, 5.13%, due 2/14/11	7,053,985
6,000,000	Goldman Sachs Group, Inc., Senior Unsecured Notes, 6.88%, due 1/15/11	6,151,686	oo
4,075,000	Merrill Lynch & Co., Inc., Senior Unsecured Medium-Term Notes, Ser. C, 6.05%, due 8/15/12	4,332,727
5,750,000	Morgan Stanley, Senior Unsecured Medium-Term Notes, Ser. F, 5.75%, due 8/31/12	6,025,597
		30,311,732
Beverages (1.0%)
3,350,000	Anheuser-Busch Cos., Inc., Guaranteed Unsecured Notes, 4.95%, due 1/15/14	3,616,596

See Notes to Schedule of Investments

6

PRINCIPAL AMOUNT		VALUE[t]
Diversified Financial Services (4.1%)
$4,240,000	American Express Credit Corp., Senior Unsecured Medium-Term Notes,	$4,639,115
	Ser. C, 5.88%, due 5/2/13
1,990,000	Caterpillar Financial Services Corp., Unsecured Medium-Term Notes, Ser. F, 4.70%, due 3/15/12	2,106,517
7,700,000	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, Ser. A, 4.25%, due 9/13/10	7,749,057	oo
		14,494,689
Food (1.0%)
3,300,000	Kraft Foods, Inc., Senior Unsecured Notes, 6.25%, due 6/1/12	3,596,937
Media (2.1%)
3,630,000	Comcast Cable Communications LLC, Guaranteed Notes, 6.75%, due 1/30/11	3,743,586	oo
3,425,000	Time Warner Cable, Inc., Guaranteed Notes, 5.40%, due 7/2/12	3,658,500
		7,402,086
Office/Business Equipment (0.8%)
2,600,000	Xerox Corp., Senior Unsecured Notes, 5.50%, due 5/15/12	2,771,472
Oil & Gas (0.8%)
2,425,000	XTO Energy, Inc., Senior Unsecured Notes, 5.90%, due 8/1/12	2,650,132
Telecommunications (1.9%)
3,000,000	Telecom Italia Capital SA, Guaranteed Notes, 5.25%, due 11/15/13	3,098,688
3,495,000	Telefonica Emisiones SAU, Guaranteed Notes, 2.58%, due 4/26/13	3,470,958
		6,569,646
	Total Corporate Debt Securities (Cost $70,821,429)	71,413,290
Asset-Backed Securities (6.2%)
3,691,184	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-ASP5, Class A2B, 0.48%, due 7/26/10	2,239,807	[m]
2,000,000	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.50%, due 7/26/10	1,230,530	[m]
1,753,000	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE9, Class 1A2, 0.50%, due 7/26/10	778,111	[m]
2,696,087	Carrington Mortgage Loan Trust, Ser. 2006-OPT1, Class A3, 0.53%, due 7/26/10	2,336,130	[m]
4,000,000	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.61%, due 7/26/10	1,571,108	[m]
2,401,146	Countrywide Asset-Backed Certificates Trust, Ser. 2006-3, Class 2A2, 0.53%, due 7/26/10	1,968,440	[m]
1,398,066	Countrywide Asset-Backed Certificates Trust, Ser. 2006-5, Class 2A2, 0.53%, due 7/26/10	1,156,429	[m]
2,530,403	Countrywide Asset-Backed Certificates Trust, Ser. 2006-6, Class 2A2, 0.53%, due 7/26/10	1,927,805	[m]
827,220	Impac Secured Assets Corp., Ser. 2006-3, Class A4, 0.44%, due 7/26/10	728,683	[m]
2,042,761	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.72%, due 7/13/10	0	m#*
223,198	Merrill Lynch Mortgage Investors Trust, Ser. 2006-MLN1, Class A2A, 0.42%, due 7/26/10	217,719	[m]
496,660	Morgan Stanley Capital I, Inc., Mortgage Pass-Through Certificates, Ser. 2007-HE5, Class A2A, 0.46%, due 7/26/10	449,179	[m]
2,268,627	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.58%, due 7/26/10	1,622,853	[m]
1,369,394	Securitized Asset Backed Receivables LLC Trust, Ser. 2006-WM4, Class A2C, 0.51%, due 7/26/10	469,180	[m]
5,175,000	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.52%, due 7/26/10	3,853,377	moo
1,247,634	Structured Asset Investment Loan Trust, Ser. 2006-3, Class A4, 0.44%, due 7/26/10	1,212,554	moo
	Total Asset-Backed Securities (Cost $32,718,884)	21,761,905
NUMBER OF SHARES
Short-Term Investments (3.9%)
13,816,410	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $13,816,410)	13,816,410
	Total Investments (100.9%) (Cost $381,006,201)	354,410,923	##
	Liabilities, less cash, receivables and other assets [(0.9%)]	(3,260,902)
	Total Net Assets (100.0%)	$351,150,021

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Short Duration Bond Portfolio (Unaudited)

t  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

  ASC 820 established a three-tier hierarchy of inputs to establish a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

.  Level 1 - quoted prices in active markets for identical investments

.  Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

.  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The value of the Fund's investments in debt securities and financial futures contracts is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities and short term investments of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage Backed Securities. Inputs used to value asset-backed securities and mortgage backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Short-Term Investments. Investments in State Street Institutional Liquid Reserves Fund Institutional Class are valued using the fund's daily calculated NAV.

  Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

  For debt securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a fund might reasonably expect to receive on a

See Notes to Financial Statements

8

Notes to Schedule of Investments Short Duration Bond Portfolio (Unaudited) (cont'd)

current sale, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

  The following is a summary, by category of Level, of inputs used to value the Fund's investments as of June 30, 2010:

Asset Valuation Inputs	Level 1	Level 2	Level 3S	Total
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$-	$124,020,540	$-	$124,020,540
U.S. Government Agency Securities	-	16,998,457	-	16,998,457
Mortgage-Backed Securities^	-	106,400,321	-	106,400,321
Corporate Debt Securities^	-	71,413,290	-	71,413,290
Asset-Backed Securities	-	21,761,905	0	21,761,905
Short-Term Investments	-	13,816,410	-	13,816,410
Total Investments	$-	$354,410,923	$0	$354,410,923

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

S  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities:	Beginning balance, as of 1/1/10	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in and/or out of Level 3	Balance, as of 6/30/10	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/10
Asset-Backed Securities	$0	$-	-	$-	$-	$0	-

  The following is a summary, by category of Level, of inputs used to value the Fund's derivatives as of June 30, 2010:

	Level 1	Level 2	Level 3	Total
Futures Contracts	$187,501	$-	$-	$187,501

##  At June 30, 2010, the cost of investments for U.S. federal income tax purposes was $382,773,693. Gross unrealized appreciation of investments was $3,830,471 and gross unrealized depreciation of investments was $32,193,241, resulting in net unrealized depreciation of $28,362,770, based on cost for U.S. federal income tax purposes.

#  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be illiquid and restricted. At June 30, 2010, these securities amounted to approximately $0 or 0.0% of net assets for the Fund.

See Notes to Financial Statements

9

Notes to Schedule of Investments Short Duration Bond Portfolio (Unaudited) (cont'd)

Restricted Security Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of June 30, 2010	Fair Value Percentage of Net Assets as of June 30, 2010
Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.72%, due 7/13/10 9/14/2007	$1,123,518	0.2%	$0	0.0%

oo  All or a portion of this security is segregated in connection with obligations for financial futures contracts.

m  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2010.

a  This debt is guaranteed under the Federal Deposit Insurance Corporation's ("FDIC") Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. At June 30, 2010, these securities amounted to approximately $16,998,457 or 4.9% of net assets for the Fund.

n  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At June 30, 2010, these securities amounted to $8,124,118 or 2.3% of net assets for the Fund.

*  Security had an event of default.

See Notes to Financial Statements

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
June 30, 2010
Assets
Investments in securities, at value * (Note A)-see Schedule of Investments:
Unaffiliated issuers	$354,410,923
Cash	1
Interest receivable	2,323,759
Receivable for securities sold	2,999,628
Receivable for Fund shares sold	127,235
Prepaid expenses and other assets	20,462
Total Assets	359,882,008
Liabilities
Payable for securities purchased	7,716,460
Payable for Fund shares redeemed	713,764
Payable to investment manager (Notes A & B)	72,159
Payable to administrator (Note B)	115,454
Payable for variation margin on open futures contracts (Note A)	9,375
Accrued expenses and other payables	104,775
Total Liabilities	8,731,987
Net Assets at value	$351,150,021
Net Assets consist of:
Paid-in capital	$417,254,382
Undistributed net investment income (loss)	20,596,564
Accumulated net realized gains (losses) on investments	(60,293,148)
Net unrealized appreciation (depreciation) in value of investments	(26,407,777)
Net Assets at value	$351,150,021
Shares Outstanding ($.001 par value; unlimited shares authorized)	30,248,716
Net Asset Value, offering and redemption price per share	$11.61
* Cost of Investments:
Unaffiliated issuers	$381,006,201

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Six Months Ended June 30, 2010
Investment Income:
Income (Note A):
Interest income-unaffiliated issuers	$5,479,809
Foreign taxes withheld	(1,629)
Total income	$5,478,180
Expenses:
Investment management fees (Notes A & B)	434,742
Administration fees (Note B)	695,586
Audit fees	21,273
Custodian fees (Note B)	58,424
Insurance expense	16,019
Legal fees	65,391
Shareholder reports	30,054
Trustees' fees and expenses	23,989
Miscellaneous	21,948
Total expenses	1,367,426
Expenses reduced by custodian fee expense offset arrangement (Note B)	(85)
Total net expenses	1,367,341
Net investment income (loss)	$4,110,839
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(2,515,300)
Financial futures contracts	850,468
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	8,774,755
Financial futures contracts	543,517
Net gain (loss) on investments	7,653,440
Net increase (decrease) in net assets resulting from operations	$11,764,279

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$4,110,839	$14,545,274
Net realized gain (loss) on investments	(1,664,832)	(41,793,445)
Change in net unrealized appreciation (depreciation) of investments	9,318,272	73,547,507
Net increase (decrease) in net assets resulting from operations	11,764,279	46,299,336
Distributions to Shareholders From (Note A):
Net investment income	-	(26,930,221)
From Fund Share Transactions (Note D):
Proceeds from shares sold	33,199,438	78,622,503
Proceeds from reinvestment of dividends and distributions	-	26,930,221
Payments for shares redeemed	(43,853,377)	(220,360,057)
Net increase (decrease) from Fund share transactions	(10,653,939)	(114,807,333)
Net Increase (Decrease) in Net Assets	1,110,340	(95,438,218)
Net Assets:
Beginning of period	350,039,681	445,477,899
End of period	$351,150,021	$350,039,681
Undistributed net investment income (loss) at end of period	$20,596,564	$16,485,725

See Notes to Financial Statements

13

Notes to Financial Statements Short Duration Bond Portfolio (Unaudited)

Note A-Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2010 was $26,091.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of ASC 740 "Income Taxes"("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of June 30, 2010, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and

14

differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2009, permanent differences resulting primarily from different book and tax accounting for paydown gains and losses and amortization of bond premium were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

Distributions Paid From:
Ordinary Income		Total
2009	2008	2009	2008
$26,930,221	$24,383,220	$26,930,221	$24,383,220

  As of December 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$16,485,725	$(36,921,345)	$(57,433,020)	$(77,868,640)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of mark to market on certain futures contracts, amortization of bond premium, post October loss deferrals and capital loss carryforwards.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2012	2013	2014	2015	2016	2017
$2,710,070	$4,632,986	$3,820,726	$514,506	$-	$45,541,698

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2009, the Fund elected to defer $213,034 net capital losses arising between November 1, 2009 and December 31, 2009.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the

15

complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

9  Security Lending: A third party, eSecLending, serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the fiscal period, no principal had, and none currently has, an exclusive securities lending arrangement with the Fund; as such, the Fund is not guaranteed any particular level of income.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in Quality Fund as of the fiscal period ended June 30, 2010, if any, is reflected in the Fund's Schedule of Investments. The price at which the Fund redeems Quality Fund shares may be less than the price at which the Fund purchased those shares and so the Fund may not receive back from Quality Fund an amount that equals the amount of the collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

  Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended June 30, 2010, the Fund did not receive net income under the securities lending arrangement.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

12  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less government supervision and regulation of financial markets, reduced liquidity of certain

16

financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement. At June 30, 2010, the Fund did not own any foreign securities.

13  Derivative instruments: During the six months ended June 30, 2010, the Fund's use of derivatives was limited to financial futures contracts. The Fund adopted ASC 815 "Derivatives and Hedging" ("ASC 815"), effective January 1, 2009. The disclosure requirements of ASC 815 distinguish between derivatives that are accounted for as hedges and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

  Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

  Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures have minimal counterparty risk to the Fund because the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

  For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

  During the six months ended June 30, 2010, the Fund entered into financial futures contracts for hedging purposes, including as a maturity or duration management device. At June 30, 2010, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized Appreciation
September 2010	200 U.S. Treasury Notes, 2 Year	Long	$187,501

  During the six months ended June 30, 2010, the average notional amount of financial futures was $49,666,667. At June 30, 2010, the Fund had deposited $1,066,063 in Fannie Mae Whole Loan, 10.83%, due 7/1/10, to cover margin requirements on open financial futures contracts.

17

  At June 30, 2010, the Fund had the following derivatives (not accounted for as hedging instruments under ASC 815), for open contracts grouped by primary risk exposure:

Asset Derivatives

Interest Rate Risk
Futures Contracts(1)	$187,501
Total Value	$187,501

(1)  Statement of Assets and Liabilities location: Cumulative appreciation (depreciation) of futures contracts as of June 30, 2010 is shown in "Futures Contracts" above and is included in Net unrealized appreciation (depreciation) in value of investments within the Statement of Assets and Liabilities. Only current day variation margin, if any, is included in "Payable for variation margin" within the Statement of Assets and Liabilities as of June 30, 2010.

  The impact of the use of derivative instruments on the Statement of Operations during the six months ended June 30, 2010, was as follows:

Realized Gain (Loss)(1)

Interest Rate Risk
Futures Contracts	$850,468
Total Realized Gain (Loss)	$850,468

Change in Appreciation (Depreciation)(2)

Interest Rate Risk
Futures Contracts	$543,517
Total Change in Appreciation (Depreciation)	$543,517

(1)  Statement of Operations location: Net realized gain (loss) on financial futures contracts.

(2)  Statement of Operations location: Change in net unrealized appreciation (depreciation) in value of financial futures contracts.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. As sub-adviser NBFI receives a monthly fee paid by Management. The Fund does not pay a fee directly to NBFI for such services.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator

18

under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund.

  Management has contractually undertaken through December 31, 2013 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). During the six months ended June 30, 2010, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2016 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2010, there was no repayment to Management under its contractual expense limitation. At June 30, 2010, the Fund had no contingent liability to Management under its contractual expense limitation.

  NBFI, sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of NBFI and/or Management.

  On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessors of Management and NBFI were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

  The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and NBFI continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund, respectively.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2010, the impact of this arrangement was a reduction of expenses of $85.

19

Note C-Securities Transactions:

  Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts and foreign currency contracts) for the six months ended June 30, 2010 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$73,897,014	$39,566,057	$26,130,792	$85,733,728

Note D-Fund Share Transactions:

  Share activity for the six months ended June 30, 2010 and for the year ended December 31, 2009 was as follows:

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Shares Sold	2,895,136	6,933,770
Shares Issued on Reinvestment of Dividends and Distributions	-	2,443,758
Shares Redeemed	(3,832,599)	(19,767,237)
Total	(937,463)	(10,389,709)

Note E-Line of Credit:

  At June 30, 2010, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A facility fee of 0.15% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2010. During the six months ended June 30, 2010, the Fund did not utilize this line of credit.

Note F-Subsequent Events:

  In accordance with the provision set forth in ASC 855, "Subsequent Events" ("ASC 855"), Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through the date the financial statements were available to be issued. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements.

Note G-Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

20

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2010		2009		2008	2007	2006		2005
	(Unaudited)
Net Asset Value, Beginning of Period	$11.22		$10.71		$13.00	$12.76	$12.64		$12.82
Income From Investment Operations:
Net Investment Income (Loss)[t]	.13		.43		.53	.59	.51		.35
Net Gains or Losses on Securities (both realized and unrealized)	.26		.98		(2.23)	.02	.02		(.17)
Total From Investment Operations	.39		1.41		(1.70)	.61	.53		.18
Less Distributions From:
Net Investment Income	-		(.90)		(.59)	(.37)	(.41)		(.36)
Net Asset Value, End of Period	$11.61		$11.22		$10.71	$13.00	$12.76		$12.64
Total Returntt	3.48	%**	13.33%		(13.43)%	4.77%	4.20%		1.44%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$351.2		$350.0		$445.5	$623.0	$418.7		$341.3
Ratio of Gross Expenses to Average Net Assets#	.79	%*	.79%		.74%	.73%	.75%		.75%
Ratio of Net Expenses to Average Net Assets	.79	%*	.79	%S	.74%	.73%	.75	%S	.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.36	%*	3.87%		4.35%	4.51%	3.97%		2.77%
Portfolio Turnover Rate	34	%**	47%		46%	69%	86%		133%

See Notes to Financial Highlights

21

Notes to Financial Highlights Short Duration Bond Portfolio (Unaudited)

tt  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2006 Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

S After utilization of the Line of Credit (2006) and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, and the Fund had not utilized the Line of Credit, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
2009	2008	2007	2006	2005
.79%	-	-	.75%	-

t  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

22

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

23

Neuberger Berman
Advisers Management Trust

Small-Cap Growth Portfolio

S Class Shares

Semi-Annual Report

June 30, 2010

Small-Cap Growth Portfolio Manager's Commentary

The Neuberger Berman Advisers Management Trust (AMT) Small-Cap Growth Portfolio posted a decline for the six months ended June 30, 2010, underperforming its benchmark, the Russell 2000(R) Growth Index.

The first half of 2010 had two distinct phases. During the first quarter, confidence in the global economic recovery was increasing. China was reporting robust growth, European sovereign debt issues appeared fairly contained, and U.S. unemployment and housing data had stabilized somewhat-reducing concerns regarding the consumer. By second quarter, however, new information brought each of these points into question.

In the small-cap market, what we consider lower-quality stocks outperformed during the optimistic first quarter and also well into the second, creating a headwind against the Portfolio considering our strict quality bias. Late in the second quarter, however, the market began to shift in the Portfolio's favor on a relative basis. In late May and June, as economic data and confidence weakened and volatility and fear increased, investors returned to the higher quality, superior growth and earnings potential stocks the Portfolio tends to own. Quality stocks advanced as the "junk" that led much of the move off of last year's low began to lag. The Portfolio performed well with the shift, but it happened too late in the period to counteract our earlier relative deficit.

Within the index, Consumer Discretionary and Consumer Staples stocks were strongest this period, turning in mildly positive results. Energy and Telecommunications were weakest, suffering double-digit declines. Within the Portfolio, Health Care holdings were additive, particularly equipment and supplies companies-areas we expect to continue to emphasize. Hospice care provider Odyssey HealthCare and medical device firm ev3, both top contributors to total return, were both sold during the period. Pharmacy benefit manager SXC Health Solutions was another top contributor, and Cyberonics, Sirona Dental and Volcano Corp. were all additive. Since Health Care reform passed, volatility within the sector has declined somewhat. In our view, it remains difficult to ascertain what companies exactly will be beneficiaries of this complicated piece of legislation.

Consumer Staples, an unusual overweight for us (compared to the benchmark) as it is not typically a quality growth area, was another relative benefit. Both Diamond Foods, the higher-end nut and snack food firm, and TreeHouse Foods, a company in the growing private label segment, outperformed. Private label food companies continue to gain shelf space in grocery stores.

We also added value in Energy, a sector damaged by contagion from the BP oil spill and a decline in natural gas prices. Concho Resources, the Permian Basin-focused oil and gas firm, and a relatively large position, was a top contributor. On the other hand, Arena Resources was detrimental and was eliminated due to ongoing infrastructure issues.

In Financials, where our focus is diversified financial services, capital markets-related and niche services names, our stock selection was positive. Asset management and financial planning firm Waddell & Reed was a top contributor, and options exchange CBOE and loan portfolio asset recovery firm Portfolio Recovery Associates also performed well. Financial advisor Evercore Partners disappointed, detracted from results and was sold.

The Portfolio underperformed the benchmark in Information Technology during this period. A particular disappointment was Compellent Technologies, which surprised the market when it materially missed earnings and was sold. Others, such as Atheros, which we continue to hold, declined on concerns about consumer and corporate spending given weakening economic data.

Consumer Discretionary stocks were another area of relative weakness for the Portfolio. Our defensive secondary education holdings declined as proposed legislation posed a potential threat to revenues and profit margins. In leisure, while Royal Caribbean, which was sold, was a top performer, specialty property operator Orient-Express Hotels was a detriment, suffering on economic concerns in some overseas locations. We continue to like the company, however, especially given its clean balance sheet and strong margins. Sotheby's was a detractor, as was gaming firm WMS Industries, which disappointed on consumer spending concerns. Finally, Gymboree and Gamespot missed earnings and were sold.

1

Industrials holdings also underperformed as aviation stocks pulled back during the second quarter on corporate spending concerns. We consolidated positions associated with this theme but continue to be positive on the overall growth prospects of this segment.

Looking ahead, we recognize that the significant headwinds that captured investor attention and added risk premia and fear to the markets in second quarter remain-specifically China, Eurozone debt and ongoing serious concerns regarding the U.S. consumer. We believe there are two positive notes to the current market worth highlighting, however. First, while volatility increased, it did so in a period of thin trading markets, suggesting that investors are not transacting to any great degree. Second, we believe valuations are low, even by historical standards, so while some discount may be justified by conditions, current prices also represent opportunity.

A sustained but muted recovery scenario is typically good for quality growth portfolios like ours, as the stocks we favor tend to be advantaged. We are pleased with the quality of the companies in our Portfolio, and at this time are taking few significant sector bets outside of Health Care, an overweight we will likely build further as opportunities arise.

Sincerely,

David H. Burshtan
Portfolio Manager

2

Small-Cap Growth Portfolio

SECTOR ALLOCATION

(% of Total Investments)
Consumer Discretionary	17.0%
Consumer Staples	4.6
Energy	3.4
Financials	4.1
Health Care	24.4
Industrials	15.3
Information Technology	26.8
Short-Term	4.4
Total	100.0%

PERFORMANCE HIGHLIGHTS1

		Six Month	Average Annual Total Return Ended 06/30/2010
	Inception Date	Period Ended 06/30/2010	1 Year	5 Years	Life of Fund*
Small-Cap Growth Portfolio Class S	07/12/2002	-6.05%	11.59%	-4.76%	0.67%
Russell 2000(R) Growth Index[2]		-2.31%	17.96%	1.14%	6.39%
Russell 2000(R) Index[2]		-1.95%	21.48%	0.37%	6.26%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of the inception date 07/12/2002.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2009 was 2.47% for Class S shares (prior to any fee waivers or expense reimbursements). Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2013.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index consisting of the securities of the 2000 issuers having the smallest capitalization in the Russell 3000(R) Index, representing approximately 8% of the Russell 3000 total market capitalization. As of the latest reconstitution the smallest company's market capitalization was roughly $112 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Fund may invest in many securities not included in the above described indices or may not invest in all securities included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

(c) 2010 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2010 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/10 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SMALL-CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During the Period* 1/1/10 - 6/30/10
Class S	$1,000.00	$939.50	$6.73
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.85	$7.00

*  Expenses are equal to the annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Small-Cap Growth Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE[t]
Common Stocks (97.5%)
Aerospace & Defense (5.7%)
9,000	BE Aerospace	$228,870	*
13,000	Global Defense Technology & Systems	166,010*
11,475	HEICO Corp.	412,182
		807,062
Air Freight & Logistics (2.1%)
10,000	Hub Group Class A	300,100	*
Biotechnology (2.2%)
6,000	Alexion Pharmaceuticals	307,140	*
Communications Equipment (4.0%)
5,000	Plantronics, Inc.	143,000
9,200	Polycom, Inc.	274,068	*
5,600	Riverbed Technology	154,672	*
		571,740
Diversified Consumer Services (3.2%)
3,000	Capella Education	244,050	*
5,400	Steiner Leisure	207,576	*
		451,626
Diversified Financial Services (2.8%)
5,800	CBOE Holdings	188,790	*
3,200	Portfolio Recovery Associates	213,696	*
		402,486
Electrical Equipment (1.3%)
3,400	Regal-Beloit	189,652
Electronic Equipment, Instruments & Components (1.9%)
4,500	Littelfuse, Inc.	142,245	*
4,800	Plexus Corp.	128,352	*
		270,597
Food Products (4.1%)
9,500	Diamond Foods	390,450
4,200	TreeHouse Foods	191,772	*
		582,222
Health Care Equipment & Supplies (13.4%)
6,100	ArthroCare Corp.	186,965	*
9,600	Cyberonics Inc.	227,328	*
9,800	Natus Medical	159,642	*
5,700	NuVasive, Inc.	202,122	*

NUMBER OF SHARES		VALUE[t]
4,900	Orthofix International N.V.	$157,045	*
5,500	Sirona Dental Systems	191,620	*
6,100	Thoratec Corp.	260,653	*
13,400	Volcano Corp.	292,388	*
8,800	Zoll Medical	238,480	*
		1,916,243
Health Care Providers & Services (3.0%)
6,100	Catalyst Health Solutions	210,450	*
3,900	HMS Holdings	211,458	*
		421,908
Health Care Technology (3.1%)
9,800	MedAssets Inc.	226,184	*
3,000	SXC Health Solutions	219,750	*
		445,934
Hotels, Restaurants & Leisure (2.7%)
18,300	Orient-Express Hotels Class A	135,420	*
6,400	WMS Industries	251,200	*
		386,620
Internet & Catalog Retail (1.1%)
6,300	HSN, Inc.	151,200	*
Internet Software & Services (11.2%)
10,400	GSI Commerce	299,520	*
36,300	LivePerson, Inc.	249,018	*
6,900	LogMeIn, Inc.	180,987	*
14,300	LoopNet, Inc.	176,319	*
4,700	Mercadolibre Inc.	246,985	*
5,200	OpenTable, Inc.	215,644	*E
5,000	WebMD Health	232,150	*
		1,600,623
IT Services (1.2%)
7,500	Gartner, Inc.	174,375	*
Machinery (2.3%)
9,700	Actuant Corp. Class A	182,651
2,500	Nordson Corp.	140,200
		322,851
Oil, Gas & Consumable Fuels (3.4%)
4,600	Concho Resources	254,518	*
11,600	Rosetta Resources	229,796	*
		484,314
Personal Products (0.9%)
8,400	Elizabeth Arden	121,968	*

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE[t]
Pharmaceuticals (2.9%)
10,600	Salix Pharmaceuticals	$413,718	*
Real Estate Management & Development (1.6%)
3,500	Jones Lang LaSalle	229,740
Semiconductors & Semiconductor Equipment (3.8%)
6,000	Atheros Communications	165,240	*
8,500	Cavium Networks	222,615	*
6,400	Volterra Semiconductor	147,584	*
		535,439
Software (5.0%)
7,800	Jack Henry & Associates	186,264
10,900	SS&C Technologies Holdings	174,727	*
10,700	Ultimate Software Group	351,602	*
		712,593
Specialty Retail (8.3%)
10,100	hhgregg, Inc.	235,532	*
4,200	J Crew Group	154,602	*
3,600	Tractor Supply	219,492
14,600	Ulta Salon, Cosmetics & Fragrance	345,436*
8,900	Vitamin Shoppe	228,285	*
		1,183,347
Textiles, Apparel & Luxury Goods (2.1%)
4,950	Steven Madden	156,024	*
3,800	Warnaco Group	137,332	*
		293,356
Trading Companies & Distributors (4.2%)
5,800	MSC Industrial Direct Class A	293,828
5,300	Watsco, Inc.	306,977
		600,805
	Total Common Stocks (Cost $13,259,953)	13,877,659

NUMBER OF SHARES		VALUE[t]
Short-Term Investments (4.4%)
214,706	Neuberger Berman Securities Lending Quality Fund, LLC	$221,147[t]
410,489	State Street Institutional Liquid Reserves Fund Institutional Class	410,489
	Total Short-Term Investments (Cost $629,489)	631,636
	Total Investments (101.9%) (Cost $13,889,442)	14,509,295	##
	Liabilities, less cash, receivables and other assets [(1.9%)]	(268,357)
	Total Net Assets (100.0%)	$14,240,938

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Small-Cap Growth Portfolio
(Unaudited)

t  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Small-Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

  ASC 820 established a three-tier hierarchy of inputs to establish a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

.  Level 1 - quoted prices in active markets for identical investments

.  Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

.  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The Fund's investments in equity securities, for which market quotations are readily available, are generally valued by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

  The following is a description of Level 2 inputs and related valuation techniques used to value certain types of debt securities and short term investments of the Fund:

Short-Term Investments. Investments in Neuberger Berman Securities Lending Quality Fund, LLC and State Street Institutional Liquid Reserves Fund Institutional Class are valued using the respective fund's daily calculated NAV.

  Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

  For equity securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a fund might reasonably expect to receive on a current sale, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

8

Notes to Schedule of Investments Small-Cap Growth Portfolio
(Unaudited) (cont'd)

  The Fund's investments in foreign securities are generally valued using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices are expressed in local currency values and are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

  The following is a summary, by category of Level, of inputs used to value the Fund's investments as of June 30, 2010:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$13,877,659	$-	$-	$13,877,659
Short-Term Investments	-	631,636	-	631,636
Total Investments	$13,877,659	$631,636	$-	$14,509,295

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

##   At June 30, 2010, the cost of investments for U.S. federal income tax purposes was $14,036,589. Gross unrealized appreciation of investments was $920,435 and gross unrealized depreciation of investments was $447,729, resulting in net unrealized appreciation of $472,706, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

E   All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

t  Managed by an affiliate of Management and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL-CAP GROWTH PORTFOLIO
June 30, 2010
Assets
Investments in securities, at value*[t] (Notes A & F)-see Schedule of Investments:
Unaffiliated issuers	$14,288,148
Affiliated issuers	221,147
14,509,295
Dividends and interest receivable	613
Receivable for securities sold	181,329
Receivable for Fund shares sold	41,430
Receivable from administrator-net (Note B)	3,365
Receivable for securities lending income-net (Note A)	75
Prepaid expenses and other assets	1,064
Total Assets	14,737,171
Liabilities
Payable for collateral on securities loaned (Note A)	218,999
Payable for securities purchased	226,098
Payable for Fund shares redeemed	9,180
Payable to investment manager (Notes A & B)	10,511
Accrued expenses and other payables	31,445
Total Liabilities	496,233
Net Assets at value	$14,240,938
Net Assets consist of:
Paid-in capital	$21,146,661
Undistributed net investment income (loss)	(95,659)
Accumulated net realized gains (losses) on investments	(7,429,917)
Net unrealized appreciation (depreciation) in value of investments	619,853
Net Assets at value	$14,240,938
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,478,797
Net Asset Value, offering and redemption price per share	$9.63
[t]Securities on loan, at value:
Unaffiliated issuers	$214,600
*Cost of Investments:
Unaffiliated issuers	$13,670,442
Affiliated issuers	219,000
Total cost of investments	$13,889,442

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL-CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2010
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$15,652
Interest income-unaffiliated issuers	319
Income from securities loaned-net (Note F)	1,883
Total income	$17,854
Expenses:
Investment management fees (Notes A & B)	68,708
Administration fees (Note B)	24,250
Distribution fees (Note B)	20,209
Audit fees	20,282
Custodian fees (Note B)	9,749
Insurance expense	408
Legal fees	2,520
Shareholder reports	8,948
Trustees' fees and expenses	23,989
Miscellaneous	965
Total expenses	180,028
Expenses reimbursed by administrator (Note B)	(66,511)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(4)
Total net expenses	113,513
Net investment income (loss)	$(95,659)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,933,503
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(2,950,160)
Affiliated investment securities	2,147
Net gain (loss) on investments	(1,014,510)
Net increase (decrease) in net assets resulting from operations	$(1,110,169)

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SMALL-CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(95,659)	$(148,074)
Net realized gain (loss) on investments	1,933,503	(743,203)
Change in net unrealized appreciation (depreciation) of investments	(2,948,013)	3,918,093
Net increase (decrease) in net assets resulting from operations	(1,110,169)	3,026,816
From Fund Share Transactions (Note D):
Proceeds from shares sold	3,993,064	8,974,667
Payments for shares redeemed	(4,655,154)	(8,543,746)
Net increase (decrease) from Fund share transactions	(662,090)	430,921
Net Increase (Decrease) in Net Assets	(1,772,259)	3,457,737
Net Assets:
Beginning of period	16,013,197	12,555,460
End of period	$14,240,938	$16,013,197
Undistributed net investment income (loss) at end of period	$(95,659)	$-

See Notes to Financial Statements

12

Notes to Financial Statements Small-Cap Growth Portfolio
(Unaudited)

Note A-Summary of Significant Accounting Policies:

1   General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2   Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3   Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4   Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5   Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of June 30, 2010, the Fund did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and

13

differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2009, permanent differences resulting primarily from different book and tax accounting for net operating losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

	Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2009	2008	2009	2008	2009	2008	2009	2008
$-	$-	$-	$805,076	$-	$161	$-	$805,237

  As of December 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$-	$3,297,619	$(9,093,173)	$(5,795,554)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, partnership basis adjustments, capital loss carryforwards and post October loss deferrals.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016	2017
$4,974,217	$4,041,802

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year December 31, 2009, the Fund elected to defer $77,154 of net capital losses arising between November 1, 2009 and December 31, 2009.

6   Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7   Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8   Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

14

9   Security lending: A third party, eSecLending, currently serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the fiscal period, no principal had, and none currently has, an exclusive securities lending arrangement with the Fund; as such, the Fund is not guaranteed any particular level of income.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that Quality Fund will maintain a $1.00 share price

  The market value of the Fund's investments in Quality Fund as of the fiscal period ended June 30, 2010, if any, is reflected in the Fund's Schedule of Investments. The price at which the Fund redeems Quality Fund shares may be less than the price at which the Fund purchased those shares and so the Fund may not receive back from Quality Fund an amount that equals the amount of the collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

  Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended June 30, 2010, the Fund received net income under the securities lending arrangement of approximately $1,883, which is reflected in the Statement of Operations under the caption "Income from securities loaned - net," which includes approximately $20 of interest income which was earned from Quality Fund.

10   Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11   Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less government supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12   Derivative instruments: Management has evaluated the requirements of ASC 815 "Derivatives and Hedging" ("ASC 815"), which were effective January 1, 2009 for the Fund. ASC 815 requires enhanced disclosures about a fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended June 30, 2010, no additional disclosures pursuant to ASC 815 are required at this time.

13   Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters

15

into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken through December 31, 2013 to forgo current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2010, such excess expenses amounted to $66,511. The Fund has agreed to repay Management through December 31, 2016 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2010, there was no repayment to Management under its contractual expense limitation. At June 30, 2010, contingent liabilities to Management under its contractual expense limitation were as follows:

Expiring in:
2010	2011	2012	2013	Total
$126,509	$129,472	$142,078	$66,511	$464,570

  Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

16

  On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and Neuberger were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

  The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund, respectively.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2010, the impact of this arrangement was a reduction of expenses of $4.

Note C-Securities Transactions:

  During the six months ended June 30, 2010, there were purchase and sale transactions (excluding short-term securities) of $22,096,035 and $22,436,010, respectively.

  During the six months ended June 30, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D-Fund Share Transactions:

  Share activity for the six months ended June 30, 2010 and for the year ended December 31, 2009 was as follows:

	For the Six Months Ended June 30, 2010	For the Year Ended December 31, 2009
Shares Sold	380,003	1,051,811
Shares Redeemed	(463,849)	(992,399)
Total	(83,846)	59,412

Note E-Line of Credit:

  At June 30, 2010, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A facility fee of 0.15% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all

17

participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2010. During the six months ended June 30, 2010, the Fund did not utilize this line of credit.

Note F-Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2010	Value June 30, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	-	642,402	427,696	214,706	$221,147	$20

*   Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G-Subsequent Events:

  In accordance with the provision set forth in ASC 855, "Subsequent Events" ("ASC 855"), Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through the date the financial statements were available to be issued. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements.

Note H-Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Small-Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008		2007	2006	2005 (Unaudited)
Net Asset Value, Beginning of Period	$10.25		$8.35	$14.50		$14.53	$14.16	$13.84
Income From Investment Operations:
Net Investment Income (Loss)[t]	(.06)		(.09)	(.11)		(.06)	(.05)	(.04)
Net Gains or Losses on Securities (both realized and unrealized)	(.56)		1.99	(5.60	)SS	.14	.79	.43
Total From Investment Operations	(.62)		1.90	(5.71)		.08	.74	.39
Less Distributions From:
Net Capital Gains	-		-	(.44)		(.11)	(.37)	(.07)
Tax Return of Capital	-		-	(.00)		-	-	-
Total Distributions	-		-	(.44)		(.11)	(.37)	(.07)
Net Asset Value, End of Period	$9.63		$10.25	$8.35		$14.50	$14.53	$14.16
Total Returntt	(6.05	)%**	22.75%	(39.47)%		.52%	5.25%	2.82%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$14.2		$16.0	$12.6		$26.7	$24.2	$18.9
Ratio of Gross Expenses to Average Net Assets#	1.40	%*	1.42%	1.43%		1.40%	1.40%	1.40%
Ratio of Net Expenses to Average Net AssetsS	1.40	%*	1.42%	1.42%		1.39%	1.40%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.18	)%*	(1.08)%	(.92)%		(.42)%	(.33)%	(.32)%
Portfolio Turnover Rate	143	%**	300%	323%		38%	30%	42%

See Notes to Financial Highlights

19

Notes to Financial Highlights Small-Cap Growth Portfolio
(Unaudited)

tt   Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#   The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

S   After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2010	2009	2008	2007	2006	2005
2.23%	2.46%	1.97%	1.87%	2.00%	2.09%

SS   Included in this net loss is a voluntary reimbursement from Management for brokerage commissions from March 25, 2008 to April 15, 2008, to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager.

t   Calculated based on the average number of shares outstanding during each fiscal period.

*   Annualized.

**   Not annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

21

Neuberger Berman
Advisers Management Trust

Socially Responsive Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2010

Socially Responsive Portfolio Managers' Commentary

Over the six months ended June 30, 2010, financial markets were volatile, alternating between optimism and negative sentiment. While the Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio generated a negative return for the period, we are pleased to report that the Portfolio significantly outperformed its benchmark, the S&P 500 Index.

Boosted by strong fourth and first quarter earnings and an economy that appeared to have gained momentum, investors drove the market up from January through April. During May, however, Greece's ongoing fiscal issues began to impact investor sentiment, raising concerns about contagion. As the European authorities worked toward a solution, volatility increased, and a meaningful correction off the year's market peak ensued.

By the end of June, sentiment was again bearish, with concerns about a possible double-dip recession and renewed slowing in consumer spending adding to worries about the ultimate resolution of sovereign debt issues. As market sentiment shifted, consumers and businesses seemed to have moderated their behavior by becoming more conservative, reacting to news in real time in something of a self-reinforcing cycle.

Given the world economy's need to de-lever both at country and individual levels and other serious challenges, we have long believed that this was likely to be a slower-than-average recovery. While the economy benefited from an inventory rebuilding cycle, in hindsight it appears to have been muted, driving less growth than we had expected, but this has been the only aspect of the recovery that has surprised us so far.

In light of our expectations, we had begun buying traditional growth companies last summer-companies that had performed well through the downturn, and had consistent, sustainable business models and strong earnings prospects. These stocks underperformed as investors preferred cyclical issues off the market low; consequently, their shares have been selling at historic low prices. Our low entry price limited our concerns that a stronger-than-anticipated recovery might continue to favor cyclical stocks. More recently, the equity market appears to be taking a more differentiated view of companies' prospects against this uncertain backdrop-one that is moving toward our way of thinking.

Ironically, some of our weaker performers this period are some of the names we think have the most attractive business models for the coming environment. Medical devices company Becton Dickinson, a newer holding, trades at what we consider a very low forward price/earnings ratio, while the consensus view is for long-term earnings growth of 11%. Covidien, another first-quarter addition, has a comparable growth/valuation dynamic. The companies also share a strong commitment to their employees, sustainability, philanthropy and product safety, all of which we believe translate into competitive advantages. These companies and others, like Roche, are businesses that grew through the crisis, are financially strong, are positioned for growth, and appear relatively insensitive to economic conditions.

We also purchased wholesale industrial distributor W.W. Grainger this period. As debate continues over the balance between resolving the deficit and stimulating the economy, we are vigilant about both inflationary and deflationary risks. A company like W.W. Grainger is somewhat insulated. By its nature, price increases are a pass-through for W.W. Grainger's business, and should growth weaken, cash flows would improve as inventories declined. Longer-term holding Anixter has a similar profile, as do some of our media holdings.

We eliminated two long-term holdings this period, Toyota and National Grid. Part of our premise for owning Toyota was the company's meaningful advantage in next-generation technology, particularly for hybrids. When execution issues began to erode perceptions about safety and quality, we sold. While we continue to like National Grid, we have eliminated our Utilities exposure. Utilities are typically highly leveraged, capital spending intensive businesses that need ongoing access to the capital markets and regulatory approval to raise prices. In the current environment, we see this as a challenge.

We believe American business is in sound shape. As a result of spending cuts during the financial crisis and the cautiousness that followed, balance sheets are very strong and cash flows have been robust as earnings have recovered. As a result, merger and acquisition activity, dividend increases, and stock buybacks were on an upswing before the market

1

turned in the second quarter. Biosciences firm Millipore, a top contributor to returns, is one example, put into play by a hostile bid from a competitor, and then taken private by a white knight (and sold from the portfolio) at a significant premium. Smith International was similarly beneficial to returns, purchased at a premium by oilfield services giant Schlumberger.

Moving forward, we intend to maintain a steady course. While the market may be volatile in the near term, we are confident in our view of the economy and optimistic about the performance of the Portfolio, having planned for this type of environment. In terms of the quality, long-term growth prospects and balance sheet strength of the companies we currently own, we believe that our Portfolio is particularly strong.

As always, we look forward to continuing to serve your investment needs.

Sincerely,

Arthur Moretti and Ingrid Dyott

Portfolio Co-Managers

2

Socially Responsive Portfolio

SECTOR ALLOCATION

(% of Total Investments)
Consumer Discretionary	10.7%
Consumer Staples	6.4
Energy	12.7
Financials	11.2
Health Care	13.4
Industrials	16.9
Information Technology	23.5
Materials	3.3
Short-Term	1.9
Total	100.0%

PERFORMANCE HIGHLIGHTS1

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2010
	Date	06/30/2010	1 Year	5 Years	10 Years	Life of Fund*
Socially Responsive Portfolio Class I	02/18/1999	-0.50%	20.15%	1.12%	2.95%	3.45%
Socially Responsive Portfolio Class S2	05/01/2006	-0.49%	20.07%	1.04%	2.91%	3.42%
S&P 500 Index[3]		-6.65%	14.43%	-0.79%	-1.59%	0.26%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com.

*  Index returns are as of inception date 02/18/1999.

As stated in the Portfolio's most recent prospectus, the total annual fund operating expense ratios for fiscal year 2009 were 1.15% and 1.40% for Class I and Class S shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.18% for Class S shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Portfolio through 12/31/2013 for Class I and Class S shares.

3

Endnotes

1  "Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio. Neuberger Berman Management LLC ("NBM LLC") has agreed to absorb certain expenses of the AMT Portfolios, including the Portfolio. Without this arrangement, which is subject to change, the total returns of the Portfolio may have been less.

2  Performance shown prior to May 1, 2006 for the Class S shares is that of the Class I shares, which have lower expenses and correspondingly higher returns than Class S shares.

3  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBM LLC and include reinvestment of all income dividends and distributions. The Portfolio may invest directly in many securities not included in the above-described index or may not invest in all securities included in the above-described index.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBM LLC's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBM LLC does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate AMT Portfolios are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the AMT Portfolios. This report is prepared for the general information of shareholders and is not an offer of shares of the AMT Portfolios. Shares of the AMT Portfolios are sold only through the currently effective prospectuses, which must precede or accompany this report.

(c) 2010 Neuberger Berman Management LLC distributor. All rights reserved.

4

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2010 and held for the entire period. The table illustrates the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only. The table and expense example do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/10 (Unaudited)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expenses Paid During the Period* 1/1/10 - 6/30/10	Expense Ratio
Class I	$1,000.00	$995.00	$5.19	1.05%
Class S	$1,000.00	$995.10	$5.79	1.17%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.59	$5.26	1.05%
Class S	$1,000.00	$1,018.99	$5.86	1.17%

*  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Socially Responsive Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE[t]
Common Stocks (98.1%)
Capital Markets (5.9%)
262,399	Charles Schwab	$3,720,818
128,765	The Bank of New York Mellon	3,179,208
		6,900,026
Commercial Services & Supplies (2.3%)
142,885	Herman Miller	2,696,240
Electronic Equipment, Instruments & Components (6.6%)
87,660	Anixter International	3,734,316	*
125,920	National Instruments	4,001,738
		7,736,054
Energy Equipment & Services (3.0%)
93,495	Smith International	3,520,087
Food Products (3.1%)
59,425	J.M. Smucker	3,578,574
Health Care Equipment & Supplies (5.9%)
52,035	Becton, Dickinson & Co.	3,518,606
84,315	Covidien PLC	3,387,777
		6,906,383
Household Products (3.3%)
64,680	Procter & Gamble	3,879,506
Industrial Conglomerates (4.1%)
60,765	3M Co.	4,799,827
Industrial Gases (2.3%)
34,545	Praxair, Inc.	2,625,075
Insurance (5.4%)
7,175	Markel Corp.	2,439,500	*
209,335	Progressive Corp.	3,918,751
		6,358,251
Internet Software & Services (4.2%)
350,810	Yahoo! Inc.	4,851,702	*
Machinery (4.6%)
145,930	Danaher Corp.	5,416,922

NUMBER OF SHARES		VALUE[t]
Media (10.7%)
197,007	Comcast Corp.	$3,236,825
	Class A Special
99,795	Scripps Networks Interactive Class A	4,025,730
12,759	Washington Post Class B	5,237,315
		12,499,870
Oil, Gas & Consumable Fuels (9.7%)
321,297	BG Group PLC	4,778,600
30,760	Cimarex Energy	2,201,801
87,555	Newfield Exploration	4,277,937	*
		11,258,338
Pharmaceuticals (7.4%)
33,891	Novo Nordisk A/S ADR	2,745,849
29,580	Novo Nordisk A/S Class B	2,389,848
25,552	Roche Holding AG	3,517,019
		8,652,716
Professional Services (1.6%)
77,905	ICF International	1,864,267	*
Road & Rail (2.1%)
42,635	Canadian National Railway	2,446,396
Semiconductors & Semiconductor Equipment (8.1%)
237,250	Altera Corp.	5,886,172
152,350	Texas Instruments	3,546,708
		9,432,880
Software (4.6%)
153,695	Intuit Inc.	5,343,975	*
Specialty Chemicals (1.0%)
11,075	Novozymes A/S Class B	1,181,757
Trading Companies & Distributors (2.2%)
25,300	W.W. Grainger	2,516,085
	Total Common Stocks (Cost $110,914,760)	114,464,931
Short-Term Investments (1.7%)
2,022,570	State Street Institutional Government Money Market Fund Institutional Class (Cost $2,022,570)	2,022,570

See Notes to Schedule of Investments

6

PRINCIPAL AMOUNT		VALUE[t]
Certificates of Deposit (0.2%)
$200,000	Self Help Credit Union,	$200,000	#
	1.10%, due 7/29/10
	(Cost $200,000)
	Total Investments (100.0%) (Cost $113,137,330)	116,687,501	##
	Liabilities, less cash, receivables and other assets [(0.0%)]	(22,803)
	Total Net Assets (100.0%)	$116,664,698

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Socially Responsive Portfolio (Unaudited)

t  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

  ASC 820 established a three-tier hierarchy of inputs to establish a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

.  Level 1 - quoted prices in active markets for identical investments

.  Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

.  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The Fund's investments in equity securities, for which market quotations are readily available, are generally valued by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted in active markets (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

  The following is a description of Level 2 inputs and related valuation techniques used to value certain types of debt securities and short term investments of the Fund:

  Short-Term Investments. Investments in State Street Institutional Government Money Market Fund Institutional Class are valued using the fund's daily calculated NAV.

  Certificates of Deposit. Certificates of Deposit are valued at amortized cost.

  Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

  For equity securities, if a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a fund might reasonably expect to receive on a current sale, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

  The Fund's investments in foreign securities are generally valued using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices are expressed in local currency values and are

See Notes to Schedule of Investments

8

Notes to Schedule of Investments Socially Responsive Portfolio (Unaudited) (cont'd)

currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. These fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

  The following is a summary, by category of Level, of inputs used to value the Fund's investments as of June 30, 2010:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks
Capital Markets	$6,900,026	$-	$-	$6,900,026
Commercial Services & Supplies	2,696,240	-	-	2,696,240
Electronic Equipment, Instruments & Components	7,736,054	-	-	7,736,054
Energy Equipment & Services	3,520,087	-	-	3,520,087
Food Products	3,578,574	-	-	3,578,574
Health Care Equipment & Supplies	6,906,383	-	-	6,906,383
Household Products	3,879,506	-	-	3,879,506
Industrial Conglomerates	4,799,827	-	-	4,799,827
Industrial Gases	2,625,075	-	-	2,625,075
Insurance	6,358,251	-	-	6,358,251
Internet Software & Services	4,851,702	-	-	4,851,702
Machinery	5,416,922	-	-	5,416,922
Media	12,499,870	-	-	12,499,870
Oil, Gas & Consumable Fuels	6,479,738	4,778,600	-	11,258,338
Pharmaceuticals	-	8,652,716	-	8,652,716
Professional Services	1,864,267	-	-	1,864,267
Road & Rail	2,446,396	-	-	2,446,396
Semiconductors & Semiconductor Equipment	9,432,880	-	-	9,432,880
Software	5,343,975	-	-	5,343,975
Specialty Chemicals	1,181,757	-	-	1,181,757
Trading Companies & Distributors	2,516,085	-	-	2,516,085
Total Common Stocks	101,033,615	13,431,316	-	114,464,931
Short-Term Investments	-	2,022,570	-	2,022,570
Certificates of Deposit	-	200,000	-	200,000
Total Investments	$101,033,615	$15,653,886	$-	$116,687,501

  As of the period ending June 30, 2010, certain foreign equity securities transferred from Level 1 to Level 2 as a result of the Fund's valuation policies using Interactive as stated under foreign securities above.

See Notes to Schedule of Investments

9

Notes to Schedule of Investments Socially Responsive Portfolio (Unaudited) (cont'd)

#  At cost, which approximates market value.

##  At June 30, 2010, the cost of investments for U.S. federal income tax purposes was $113,727,156. Gross unrealized appreciation of investments was $11,907,024 and gross unrealized depreciation of investments was $8,946,679, resulting in net unrealized appreciation of $2,960,345, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Schedule of Investments

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
June 30, 2010
Assets
Investments in securities, at value* (Notes A & F)-see Schedule of Investments:
Unaffiliated issuers	$116,687,501
Cash	1
Dividends and interest receivable	55,367
Receivable for Fund shares sold	185,158
Prepaid expenses and other assets	8,998
Total Assets	116,937,025
Liabilities
Due to custodian	41
Payable for Fund shares redeemed	121,273
Payable for securities lending fees-net (Note A)	3
Payable to investment manager (Notes A & B)	56,139
Payable to administrator-net (Note B)	34,674
Accrued expenses and other payables	60,197
Total Liabilities	272,327
Net Assets at value	$116,664,698
Net Assets consist of:
Paid-in capital	$142,669,738
Undistributed net investment income (loss)	175,355
Accumulated net realized gains (losses) on investments	(29,730,539)
Net unrealized appreciation (depreciation) in value of investments	3,550,144
Net Assets at value	$116,664,698
Net Assets
Class I	$60,197,553
Class S	56,467,145
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	4,998,309
Class S	4,676,037
Net Asset Value, offering and redemption price per share
Class I	$12.04
Class S	12.08
* Cost of Investments:
Unaffiliated issuers	$113,137,330

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
For the Six Months Ended June 30, 2010
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$863,785
Interest income-unaffiliated issuers	1,235
Income from securities loaned-net (Note F)	1,448
Foreign taxes withheld	(40,563)
Total income	$825,905
Expenses:
Investment management fees (Notes A & B)	341,342
Administration fees (Note B):
Class I	94,070
Class S	92,116
Distribution fees (Note B):
Class S	76,764
Audit fees	20,282
Custodian fees (Note B)	33,330
Insurance expense	459
Legal fees	21,883
Shareholder reports	17,473
Trustees' fees and expenses	23,989
Miscellaneous	4,854
Total expenses	726,562
Expenses reimbursed by administrator (Note B)	(38,993)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(1)
Total net expenses	687,568
Net investment income (loss)	$138,337
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(431,233)
Foreign currency	5,017
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(458,005)
Foreign currency	2,589
Net gain (loss) on investments	(881,632)
Net increase (decrease) in net assets resulting from operations	$(743,295)

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SOCIALLY RESPONSIVE PORTFOLIO
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$138,337	$60,087
Net realized gain (loss) on investments	(426,216)	(14,002,284)
Change in net unrealized appreciation (depreciation) of investments	(455,416)	43,112,718
Net increase (decrease) in net assets resulting from operations	(743,295)	29,170,521
Distributions to Shareholders From (Note A):
Net investment income:
Class I	-	(1,217,313)
Class S	-	(1,002,052)
Total distributions to shareholders	-	(2,219,365)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	7,847,277	8,381,467
Class S	5,335,256	2,721,404
Proceeds from reinvestment of dividends and distributions:
Class I	-	1,217,313
Class S	-	1,002,052
Payments for shares redeemed:
Class I	(11,733,795)	(10,545,630)
Class S	(6,760,225)	(8,789,012)
Net increase (decrease) from Fund share transactions	(5,311,487)	(6,012,406)
Net Increase (Decrease) in Net Assets	(6,054,782)	20,938,750
Net Assets:
Beginning of period	122,719,480	101,780,730
End of period	$116,664,698	$122,719,480
Undistributed net investment income (loss) at end of period	$175,355	$37,018

See Notes to Financial Statements

13

Notes to Financial Statements Socially Responsive Portfolio (Unaudited)

Note A-Summary of Significant Accounting Policies:

1  General: The Fund is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2010 was $66,600.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of June 30, 2010, the Fund did not have any unrecognized tax benefits.

14

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on December 31, 2009, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at fiscal year end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

  The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2009	2008	2009	2008	2009	2008
$2,219,365	$4,101,032	$-	$9,945,036	$2,219,365	$14,046,068

  As of December 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$37,018	$-	$3,441,725	$(28,740,488)	$(25,261,745)

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, partnership basis adjustments, capital loss carryforwards and post October loss deferrals.

  To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2016	2017
$7,357,742	$19,680,911

  Under current tax law, the use of these losses to offset future gains may be limited.

  Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2009, the Fund elected to defer $1,701,835 of net capital losses arising between November 1, 2009 and December 31, 2009.

6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for

15

which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Security lending: A third party, eSecLending, currently serves as exclusive lending agent for the Fund. eSecLending, as agent, has assisted the Fund in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. During the fiscal period, no principal had, and none currently has, an exclusive securities lending arrangement with the Fund; as such, the Fund is not guaranteed any particular level of income.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that Quality Fund will maintain a $1.00 share price.

  The market value of the Fund's investments in Quality Fund as of the fiscal period ended June 30, 2010, if any, is reflected in the Fund's Schedule of Investments. The price at which the Fund redeems Quality Fund shares may be less than the price at which the Fund purchased those shares and so the Fund may not receive back from Quality Fund an amount that equals the amount of the collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

  Net income from the lending program represents any amounts received from a principal plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended June 30, 2010, the Fund received net income under the securities lending arrangement of approximately $1,448, which is reflected in the Statement of Operations under the caption "Income from securities loaned - net," which includes approximately $1,003 of interest income which was earned from Quality Fund.

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less government supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Derivative instruments: Management has evaluated the requirements of ASC 815 "Derivatives and Hedging" ("ASC 815"), which were effective January 1, 2009 for the Fund. ASC 815 requires enhanced disclosures about a

16

fund's derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended June 30, 2010, no additional disclosures pursuant to ASC 815 are required at this time.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to certain qualified pension and retirement plans.

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

  The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

  The Board adopted a non-fee distribution plan for the Fund's Class I.

  For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at an annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of the distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

  Management has contractually undertaken to forgo current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary

17

expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2010
Class I	1.30%	12/31/13	$-
Class S	1.17%	12/31/13	38,993

(1)  Expense limitation per annum of the respective class' average daily net assets.

  Each respective class has agreed to repay Management through December 31, 2016 for fees and expenses foregone and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2010, there was no repayment to Management under its contractual expense limitations. At June 30, 2010 the Fund's Class I shares had no contingent liability to Management under its contractual expense limitation. At June 30, 2010, the Fund's Class S shares contingent liabilities to Management under its contractual expense limitation were as follows:

	Expiring in:
	2011	2012	2013	Total
Class S	$71,032	$117,793	$38,993	$227,818

  Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

  On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management and Neuberger were wholly owned subsidiaries of LBHI. On September 15, 2008, LBHI filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the LBHI matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder in a public auction.

  The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by LBHI and certain affiliates of LBHI. The closing of the Acquisition resulted in an "assignment" of the Fund's Management Agreement and Sub-Advisory Agreement. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing the Board, including the Trustees who are not "interested persons" of the Fund's investment manager and its affiliates or the Fund, considered and approved a new Management Agreement and Sub-Advisory Agreement for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund's shareholders.

  These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund, respectively.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2010, the impact of this arrangement was a reduction of expenses of $1.

18

Note C-Securities Transactions:

  During the six months ended June 30, 2010, there were purchase and sale transactions (excluding short-term securities) of $20,176,305 and $24,627,073, respectively.

  During the six months ended June 30, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D-Fund Share Transactions:

  Share activity for the six months ended June 30, 2010 and for the year ended December 31, 2009 was as follows:

For the Six Months Ended June 30, 2010

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	618,917	-	(953,765)	(334,848)
Class S	415,217	-	(534,242)	(119,025)

For the Year Ended December 31, 2009

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	796,814	103,601	(1,064,899)	(164,484)
Class S	257,870	84,992	(879,211)	(536,349)

Note E-Line of Credit:

  At June 30, 2010, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A facility fee of 0.15% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2010. During the six months ended June 30, 2010, the Fund did not utilize this line of credit.

19

Note F-Investments in Affiliates:

Name of Issuer	Balance of Shares Held December 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2010	Value June 30, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC*	2,561,010	5,294,308	7,855,318	-	$-	$1,003

*  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G -Subsequent Events:

  In accordance with the provision set forth in ASC 855, "Subsequent Events" ("ASC 855"), Management has evaluated the possibility of subsequent events existing in the Fund's financial statements through the date the financial statements were available to be issued. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements.

Note H-Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

20

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2010		2009	2008	2007	2006		2005
	(Unaudited)
Net Asset Value, Beginning of Period	$12.10		$9.39	$17.91	$16.71	$14.91		$13.99
Income From Investment Operations:
Net Investment Income (Loss)[t]	.02		.01	.11	.12	.05		.08
Net Gains or Losses on Securities (both realized and unrealized)	(.08)		2.93	(7.13)	1.16	1.98		.88
Total From Investment Operations	(.06)		2.94	(7.02)	1.28	2.03		.96
Less Distributions From:
Net Investment Income	-		(.23)	(.34)	(.02)	(.03)		-
Net Capital Gains	-		-	(1.16)	(.06)	(.20)		(.04)
Total Distributions	-		(.23)	(1.50)	(.08)	(.23)		(.04)
Net Asset Value, End of Period	$12.04		$12.10	$9.39	$17.91	$16.71		$14.91
Total Returntt	(.50	)%**	31.43%	(39.44)%	7.61%	13.70%		6.86%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$60.2		$64.5	$51.6	$557.9	$262.6		$50.5
Ratio of Gross Expenses to Average Net Assets#	1.05	%*	1.15%	.92%	.92%	1.07%		1.30%
Ratio of Net Expenses to Average Net Assets	1.05	%*	1.15%	.92%	.91%	1.06	%S	1.29	%S
Ratio of Net Investment Income (Loss) to Average Net Assets	.28	%*	.06%	.70%	.65%	.33%		.53%
Portfolio Turnover Rate	17	%**	34%	41%	26%	56%		24%

See Notes to Financial Highlights

21

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,			Period from May 1 2006^ to December 31,
	2010		2009	2008	2007	2006
	(Unaudited)
Net Asset Value, Beginning of Period	$12.14		$9.41	$17.86	$16.69	$15.59
Income From Investment Operations:
Net Investment Income (Loss)[t]	.01		.00	.06	.06	.02
Net Gains or Losses on Securities (both realized and unrealized)	(.07)		2.94	(7.06)	1.17	1.08
Total From Investment Operations	(.06)		2.94	(7.00)	1.23	1.10
Less Distributions From:
Net Investment Income	-		(.21)	(.29)	(.00)	-
Net Capital Gains	-		-	(1.16)	(.06)	-
Total Distributions	-		(.21)	(1.45)	(.06)	-
Net Asset Value, End of Period	$12.08		$12.14	$9.41	$17.86	$16.69
Total Returntt	(.49	)%**	31.31%	(39.43)%	7.37%	7.06	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$56.5		$58.2	$50.1	$90.2	$91.6
Ratio of Gross Expenses to Average Net Assets#	1.17	%*	1.18%	1.17%	1.17%	1.17	%*
Ratio of Net Expenses to Average Net AssetsS	1.17	%*	1.18%	1.17%	1.16%	1.16	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.17	%*	.05%	.40%	.37%	.16	%*
Portfolio Turnover Rate	17	%**	34%	41%	26%	56	%O

See Notes to Financial Highlights

22

Notes to Financial Highlights Socially Responsive Portfolio (Unaudited)

tt  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

S  After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2010	2009	2008	2007	2006		2005
Socially Responsive Portfolio Class I	-	-	-	-	-		1.33%
Socially Responsive Portfolio Class S	1.30%	1.40%	1.26%	-	1.18	%(1)	-

(1)   Period from May 1, 2006 to December 31, 2006.

  After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2007	2006
Socially Responsive Portfolio Class I	-	0.97%
Socially Responsive Portfolio Class S	1.16%	-

t Calculated based on the average number of shares outstanding during each fiscal period.

^  The date investment operations commenced.

O  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for year ended December 31, 2006.

*  Annualized.

**  Not annualized.

23

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

24

ITEM 2. CODE OF ETHICS.

Not applicable. Only required in an annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable. Only required in an annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable. Only required in an annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant's semi-annual reports to shareholders, which are included as Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b)

There was no change in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	(1) Not applicable. Only required in an annual report.

(2) The certifications required by Rule 30a-2(a) under the Act, are attached hereto.

(3) Not applicable.

(b)

The certifications required by Rule 30a-2(b) under the Act, Rule13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 ("Exchange Act"), and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Advisers Management Trust

By:	/s/ Robert Conti
Robert Conti, Chief Executive Officer

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: September 2, 2010

By:	/s/ John M. McGovern
John M. McGovern
Treasurer, Principal Financial
and Accounting Officer

Date: September 2, 2010